The Prudential Series Fund
PROSPECTUS • May 1, 2026
The Prudential Series Fund (the Trust) is an investment vehicle for life insurance companies (“Participating Insurance Companies”) writing variable annuity contracts and variable life insurance policies the (“Contracts”). Each variable annuity contract and variable life insurance policy involves fees and expenses not described in this Prospectus. Please read the Prospectus for the variable annuity contract or variable life insurance policy for information regarding the contract or policy, including its fees and expenses.
These securities have not been approved or disapproved by the Securities and Exchange Commission (the Commission or the SEC) or the Commodity Futures Trading Commission (the CFTC) nor has the Commission or the CFTC passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.
Prudential, the Prudential logo, and the Rock symbol are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.
PSF Global Portfolio (Class I & Class III Shares)
PSF PGIM Jennison Blend Portfolio (Class I, Class II, & Class III Shares)
PSF PGIM Jennison Value Portfolio (Class I, Class II & Class III Shares)
PSF PGIM Total Return Bond Portfolio (Class I & Class III Shares)

Table of Contents

1	SUMMARY: PSF GLOBAL PORTFOLIO
7	SUMMARY: PSF PGIM JENNISON BLEND PORTFOLIO
13	SUMMARY: PSF PGIM JENNISON VALUE PORTFOLIO
18	SUMMARY: PSF PGIM TOTAL RETURN BOND PORTFOLIO
25	ABOUT THE TRUST
26	MORE DETAILED INFORMATION ON HOW THE PORTFOLIOS INVEST
31	MORE DETAILED INFORMATION ABOUT OTHER INVESTMENTS & STRATEGIES USED BY THE PORTFOLIOS
39	PRINCIPAL RISKS
61	HOW THE TRUST IS MANAGED
67	HOW TO BUY AND SELL SHARES OF THE PORTFOLIOS
72	OTHER INFORMATION
74	FINANCIAL HIGHLIGHTS
84	GLOSSARY: PORTFOLIO INDEXES

SUMMARY: PSF GLOBAL PORTFOLIO
INVESTMENT OBJECTIVE
The investment objective of the Portfolio is long-term growth of capital.
PORTFOLIO FEES AND EXPENSES
The table below shows the fees and expenses that you may pay if you invest in shares of the Portfolio. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the table. See your Contract prospectus for more information about Contract charges.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)(1)
	Class I Shares	Class III Shares
Management Fees	0.75%	0.75%
+ Distribution and/or Service Fees (12b-1 Fees)	None	0.25%
+ Other Expenses	0.06%	0.06%
+ Acquired Fund Fees & Expenses	0.20%	0.20%
= Total Annual Portfolio Operating Expenses	1.01%	1.26%
-Fee Waiver and/or Expense Reimbursement	(0.28)%	(0.28)%
=Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement(2)	0.73%	0.98%
(1) Any differences in total annual portfolio operating expenses shown in the table above and the expense ratio (both before and after fee waivers and/or expense reimbursement) in the Portfolio’s Financial Highlights are attributable to Acquired Fund Fees and Expenses, which are not required to be disclosed in the Portfolio’s Financial Highlights, and a change in the Portfolio's fee waiver and/or expense reimbursement during or after the most recent fiscal year end.
(2) The Manager and the Distributor have contractually agreed to waive a portion of their investment management fee and distribution fee, respectively, equal to the amount of the investment management and distribution fee received from other affiliated funds to the Portfolio due to the Portfolio’s investment in any such affiliated funds. In addition, the Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the Portfolio so that the Portfolio’s investment management fee plus other expenses (exclusive of certain expenses as described more fully in the Trust’s Statement of Additional Information) do not exceed 0.73% of the Portfolio's average daily net assets through June 30, 2027. Where applicable, the Manager agrees to waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class. Expenses waived or reimbursed by the Manager for the purpose of preventing the expenses from exceeding a stated expense ratio limit may be recouped by the Manager within the same fiscal year in which such waiver and/or reimbursement is made. Any such recoupment is limited to the lesser of the amounts that would be recoupable under: (i) the expense limitation in effect at the time the waiver and/or reimbursement was made or (ii) the expense limitation in effect at the time of recoupment. These arrangements may not be terminated or modified without the prior approval of the Trust's Board.
Example.  The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.
The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
PSF Global Portfolio Class I Shares	$75	$294	$531	$1,211
PSF Global Portfolio Class III Shares	$100	$372	$665	$1,498
Portfolio Turnover.  The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio's performance. During the Portfolio's most recent fiscal year ended December 31, the Portfolio's portfolio turnover rate was 123% of the average value of its portfolio.

INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies.
The Portfolio normally invests in equity and equity related securities in an allocation that is substantially similar to the composition of the Portfolio’s benchmark, the MSCI World Index (GD) (the Index). Equity and equity-related securities include common and preferred stock, other investment companies, (including exchange-traded funds (ETFs)), securities convertible into common stock, securities having common stock characteristics, futures contracts and other derivative instruments whose value is based on common stock, such as rights, warrants or options to purchase common stock.
In selecting investments for the assets of the Portfolio, PGIM Quantitative Solutions LLC (PGIM Quantitative Solutions), the subadviser to the Portfolio, utilizes a global, core equity strategy that seeks to outperform the benchmark Index while maintaining low tracking error relative to that Index. PGIM Quantitative Solutions employs an active, systematic stock selection process that focuses on a company’s intrinsic worth, and seeks to build a diversified portfolio of attractive stocks utilizing a proprietary risk framework that minimizes uncompensated risk.
In addition to direct investments in equity and equity related securities, the remainder of the Portfolio will invest in varying combinations of other pooled investment vehicles, including, open-end or closed end investment companies, ETFs, and unit investment trusts (collectively referred to as underlying portfolios). The underlying portfolios may or may not be affiliated with the Manager.
The selection of specific combinations of underlying portfolios for the Portfolio are determined by the Manager. The Manager will employ various quantitative and qualitative research methods to establish weighted combinations of underlying portfolios that are consistent with the neutral allocation for the Portfolio.
Principal Risks of Investing in the Portfolio. The risks summarized below are the principal risks of investing in the Portfolio. The relative significance of the risks summarized below may change over time. All investments have risks to some degree, and it is possible that you could lose money by investing in the Portfolio. An investment in the Portfolio is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Portfolio makes every effort to achieve its objective, the Portfolio cannot guarantee success. To the extent the Portfolio invests in underlying investment companies or other underlying portfolios, the Portfolio may be exposed to these risks directly through securities and other investments held directly by the Portfolio or indirectly through investments made by underlying portfolios in which the Portfolio invests.
Equity Securities Risk. The value of a particular stock or equity-related security held by the Portfolio could fluctuate, perhaps greatly, in response to a number of factors, such as changes in the issuer’s financial condition or the value of the equity markets or a sector of those markets. Such events may result in losses to the Portfolio. In addition, due to decreases in liquidity, the Portfolio may be unable to sell its securities holdings within a reasonable time at the price it values the security or at any price.
Exchange-Traded Funds (ETF) Risk. An investment in an ETF generally presents the same primary risks as an investment in a mutual fund that has the same investment objective, strategies, and policies. In addition, the market price of an ETF’s shares may trade above or below its net asset value and there may not be an active trading market for an ETF’s shares. The Portfolio could lose money investing in an ETF if the prices of the securities owned by the ETF go down.
Foreign Investment Risk. Foreign markets tend to be more volatile than US markets and are generally not subject to regulatory requirements comparable to those in the US. Foreign securities include investments in securities of foreign issuers denominated in foreign currencies, as well as securities of foreign issuers denominated in US dollars and American Depositary Receipts. Foreign investment risk includes the risk that: changes in currency exchange rates may affect the value of foreign securities held by the Portfolio; foreign markets generally are more volatile than, and generally are not subject to regulatory requirements comparable to, US markets; foreign financial reporting and tax standards usually differ from those in the US; foreign exchanges are often less liquid than US markets; political or social developments may adversely affect the value of foreign securities; foreign holdings may be subject to special taxation and limitations on repatriating investment proceeds; and certain events in foreign markets may adversely affect foreign and domestic issuers, including, among others, military conflict, geopolitical developments, interruptions in the global supply chain, natural disasters, and outbreaks of infectious diseases.
Focus Risk. The Portfolio focuses or may focus its investments in particular countries, regions, industries, sectors, markets, or types of investments and may accumulate large positions in such areas. As a result, the Portfolio invests in the securities of a small number of issuers and has greater exposure to adverse developments affecting those issuers and a resulting decline in the market price of those issuers’ securities as compared to a portfolio that invests in the securities of a larger number of issuers.
Fund of Funds Risk. In addition to the risks associated with the investment in an underlying portfolio, the Portfolio is exposed to the investment objectives, investment risks, and investment performance of the underlying portfolios. The Portfolio is also subject to a potential conflict of interest between the Portfolio and its investment manager(s) and subadviser(s), which could impact the Portfolio. Moreover, the Portfolio will incur its pro rata share of the relevant underlying portfolios’ expenses, which will reduce the Portfolio’s performance.
Quantitative Model Risk. The Portfolio and certain underlying portfolios, if applicable, may use quantitative models as part of their investment process. Securities or other investments selected using quantitative methods may perform differently from the market as a whole or from their expected performance for many reasons, including factors used in building the quantitative analytical framework, the weights placed on each factor, and changing sources of market returns. There can be no assurance that these methodologies will produce the desired results or enable the Portfolio to achieve its objective. A given model may be more effective with certain instruments or strategies than others, and there can be no assurance that any model can identify and incorporate all factors that will affect an investment’s price or performance. When models prove to be incorrect or incomplete, including because data is stale, missing or unavailable, any decisions made in reliance thereon expose the Portfolio to potential risks. Models rely on correct data inputs. If incorrect data is entered into even a well-founded model, the resulting information will be incorrect.
Investment Style Risk. Securities held by the Portfolio as a result of a particular investment style, such as growth or value, tend to perform differently (i.e., better or worse than other segments of, or the overall, stock market) depending on market and economic conditions and investor sentiment. At times when the investment style is out of favor, the Portfolio may underperform other funds that invest in similar asset classes but use different investment styles.
Blend Style Risk. A Portfolio's blend investment style may subject the Portfolio to risks of both value and growth investing as the Portfolio's portfolio managers may invest in equity and equity related securities from traditionally growth and value areas, as well as stocks exhibiting characteristics of both. The portion of the Portfolio's portfolio that makes investments pursuant to a growth strategy may be subject to above-average market price fluctuations as a result of seeking high-quality stocks with good future growth prospects. The portion of the Portfolio's portfolio that makes investments pursuant to a value strategy may be subject to the risk that the market may not recognize a security's intrinsic value for long periods of time or that a stock judged to be undervalued may actually be appropriately priced. Issuers of value stocks may have experienced adverse business developments or may be subject to special risks that have caused the stock to be out of favor. If the Portfolio's assessment of market conditions or a company’s value is inaccurate, the Portfolio could suffer losses or produce poor performance relative to other funds. Historically, growth stocks have performed best during later stages of economic expansion and value stocks have performed best during periods of economic recovery. Therefore, both styles may over time go in and out of favor depending on market conditions. At times when a style is out of favor, that portion of the portfolio may lag the other portion of the portfolio, which may cause the Portfolio to underperform the market in general, its benchmark, and other similar funds. Growth and value stocks have historically produced similar long-term results, though each category has periods when it outperforms the other.
Expense Risk. The actual cost of investing in the Portfolio may be higher than the expenses shown in the “Annual Portfolio Operating Expenses” table above for a variety of reasons, including, for example, if the Portfolio’s average net assets decrease.

Large Company Risk. Large-capitalization stocks as a group could fall out of favor with the market, causing the Portfolio to underperform investments that focus on small- or medium-capitalization stocks. Larger, more established companies may be slow to respond to challenges and may grow more slowly than smaller companies. Investments in securities of certain issuers with the largest market capitalizations can result in greater investment exposure to a limited number of issuers and sectors, primarily the technology sector, which can result in greater losses in the event of a market downturn or deteriorating fundamentals in those issuers or sectors.
Liquidity and Valuation Risk. The Portfolio may hold one or more securities for which there are no or few buyers and sellers or the securities are subject to limitations on transfer. The Portfolio may be unable to sell those portfolio holdings at the desired time or price, and may have difficulty determining the value of such securities for the purpose of determining the Portfolio’s net asset value. In such cases, investments owned by the Portfolio may be valued at fair value pursuant to policies and procedures adopted and implemented by the Manager. No assurance can be given that the fair value prices accurately reflect the value of the security. The Portfolio is subject to a liquidity risk management program, which limits the ability of the Portfolio to invest in illiquid investments.
Market and Management Risk. Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably in short periods of time. Investment techniques, risk analyses, and investment strategies, which may include quantitative models or methods, used by a subadviser in making investment decisions for the Portfolio are subject to human error and may not produce the intended or desired results. While a portfolio manager or Subadviser(s) may make efforts to control the risks associated with market changes, and may attempt to identify changes as they occur, market environment changes can be sudden and extreme. The value of the Portfolio’s investments may be negatively affected by the occurrence of domestic or global events, including war, terrorism, significant or unexpected failures, near-failures or credit downgrades of key institutions, unexpected changes in the prices of key commodities, government actions, including the threat of or actual imposition of tariffs, environmental disasters, natural disasters, sanctions, cybersecurity events, supply chain disruptions, political or civil instability, and public health emergencies, among others. Such events may reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and significantly adversely impact the economy. These events can disrupt the operations of the Portfolio and its service providers, adversely affect the liquidity and volatility of investments held by the Portfolio, and negatively impact the Portfolio’s performance. There is no guarantee that the investment objective of the Portfolio will be achieved. In periods of market volatility and/or declines, the Portfolio may experience high levels of shareholder redemptions, and may have to sell securities at times when it would otherwise not do so, and at unfavorable prices.
Mid-Sized Company Risk. The shares of mid-sized companies tend to trade less frequently than those of larger, more established companies, which can have an adverse effect on the pricing and volatility of these securities and on the Portfolio’s ability to sell the securities.
Portfolio Turnover Risk. A subadviser may engage in active trading on behalf of the Portfolio—that is, frequent trading of the Portfolio’s securities—in order to take advantage of new investment opportunities or yield differentials. The Portfolio's turnover rate may be higher than that of other mutual funds. Portfolio turnover generally involves some expense to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities.
Regulatory Risk. The Portfolio is subject to a variety of laws and regulations which govern its operations. The Portfolio is subject to regulation by the Securities and Exchange Commission (the SEC) and the Commodity Futures Trading Commission (the CFTC). Similarly, the businesses and other issuers of the securities and other instruments in which the Portfolio invests are also subject to considerable regulation. Changes in laws and regulations may materially impact the Portfolio, a security, business, sector, or market.

Past Performance. The bar chart and table provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's performance from year to year and by showing how the Portfolio's average annual returns for 1, 5, and 10 years compare with those of a broad-based securities market index that reflects the performance of the overall market applicable to the Portfolio. Past performance does not mean that the Portfolio will achieve similar results in the future.
The annual returns and average annual returns shown in the chart and table are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges.
Annual return information in the bar chart is provided only for Class I shares. Because all of the Portfolio’s shares are invested in the same portfolio of securities, annual returns for Class III shares would be lower because Class III shares do not have the same expenses as Class I shares.
Note: Effective May 1, 2025, the Portfolio replaced subadvisers and changed its investment strategy. The performance figures for the Portfolio prior to this date reflect the Portfolio’s former investment operations, policies, strategies and subadvisers. Such performance is not representative of the Portfolio’s current investment operations, policies, strategies, and subadvisers that took effect as of this date, and the Portfolio’s performance after this date could be materially different.

Best Quarter:		Worst Quarter:
19.82%	2nd Quarter 2020	-21.45%	1st Quarter 2020

Average Annual Total Returns (For the periods ended December 31, 2025)

	One Year	Five Years	Ten Years	Since Inception	Inception Date
PSF Global Portfolio Class I Shares	22.03%	10.04%	11.41%	-
PSF Global Portfolio Class III Shares	21.73%	N/A	N/A	8.13%	4-26-2021
Index
MSCI World Index (GD) (reflects no deduction for fees, expenses or taxes)	21.60%	12.66%	12.74%	11.33%*
* Since Inception returns for the Index is measured from the month-end closest to the Portfolio's inception date.
MANAGEMENT OF THE PORTFOLIO
Investment Manager	Subadvisers	Portfolio Managers	Title	Service Date
PGIM Investments LLC		Brian Ahrens	Managing Director and Portfolio Manager, Strategic Investment Research Group	April 2020
		Andrei O. Marinich, CFA	Executive Director and Portfolio Manager, Strategic Investment Research Group	April 2020

Investment Manager	Subadvisers	Portfolio Managers	Title	Service Date
		Todd L. Kerin	Senior Director and Portfolio Manager, Strategic Investment Research Group	April 2020
		Saleem Z. Banatwala, CFA	Director and Portfolio Manager, Strategic Investment Research Group	April 2020
	PGIM Quantitative Solutions LLC	George N. Patterson, PhD, CFA, CFP	Managing Director and Chief Investment Officer	November 2023
		Wen Jin, PhD, CFA	Managing Director and Portfolio Manager	May 2025
		Stacie L. Mintz, CFA	Managing Director and Head of Quantitative Equity	May 2025
TAX INFORMATION
Contract owners should consult the prospectus of the appropriate separate account or description of the plan for a discussion and information on the tax consequences of the Contract, policy or plan. In addition, Contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Contracts and the Portfolio, including the application of US federal, state and local and non-US taxes. The Portfolio currently intends to be treated as a partnership for US federal income tax purposes. As a result, the Portfolio's income, gains, losses, deductions, and credits are “passed through” pro rata directly to the Participating Insurance Companies and retain the same character for US federal income tax purposes.
FINANCIAL INTERMEDIARY COMPENSATION
If you purchase your Contract through a broker-dealer or other financial intermediary (such as a bank), the Participating Insurance Company, the Portfolio, or their related companies may pay the intermediary for the sale of the Contract, the selection of the Portfolio, and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Contract over another investment or insurance product, or to recommend the Portfolio over another investment option under the Contract. Ask your salesperson or visit your financial intermediary's website for more information.

SUMMARY: PSF PGIM JENNISON BLEND PORTFOLIO
INVESTMENT OBJECTIVE
The investment objective of the Portfolio is long-term growth of capital.
PORTFOLIO FEES AND EXPENSES
The table below shows the fees and expenses that you may pay if you invest in shares of the Portfolio. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the table. See your Contract prospectus for more information about Contract charges.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class I Shares	Class II Shares	Class III Shares
Management Fees	0.45%	0.45%	0.45%
+ Distribution and/or Service Fees (12b-1 Fees)	None	0.25%	0.25%
+ Administration Fee	None	0.15%	None
+ Other Expenses	0.02%	0.02%	0.02%
= Total Annual Portfolio Operating Expenses	0.47%	0.87%	0.72%
-Fee Waiver and/or Expense Reimbursement	(0.01)%	(0.01)%	(0.01)%
=Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement(1)	0.46%	0.86%	0.71%
(1) The Manager has contractually agreed to waive 0.012% of its investment management fee through June 30, 2027. This arrangement may not be terminated or modified without the prior approval of the Trust’s Board.
Example.  The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.
The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
PSF PGIM Jennison Blend Portfolio Class I Shares	$47	$150	$262	$590
PSF PGIM Jennison Blend Portfolio Class II Shares	$88	$277	$481	$1,072
PSF PGIM Jennison Blend Portfolio Class III Shares	$73	$229	$400	$894
Portfolio Turnover.  The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio's performance. During the Portfolio's most recent fiscal year ended December 31, the Portfolio's portfolio turnover rate was 95% of the average value of its portfolio.
INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies.
In pursuing its investment objective, the Portfolio normally invests at least 80% of its assets (net assets plus any borrowings made for investment purposes) in common stock. The Portfolio primarily invests in the stock of companies with market capitalizations within the market capitalization range of the Russell 1000® Index (measured at the time of purchase). The market capitalization within the range will vary, but as of January 31, 2026, the weighted average market capitalization of companies included in the Russell 1000® Index was approximately $1.297 trillion, and the market capitalization of the largest company included in the Russell 1000® Index was approximately $4.645 trillion. In addition, the Portfolio may invest in mid- and small-capitalization companies.
The Portfolio’s subadviser, Jennison Associates LLC, employs a bottom-up fundamental stock research process which sources the investment universe from Jennison’s growth, value, and small/mid cap investment teams. The growth research team seeks companies with unique business models with sustained competitive advantages; catalysts that drive growth rates well above that of the market; superior financial characteristics; and attractive long-term valuations. The value research team seeks companies the team believes are being valued at a discount to their intrinsic value, seeking companies with attractive valuation metrics that are unique to that business, high levels of durability and viability of the business and good business models that are being mispriced. The small/mid cap research process is designed to capitalize on inefficiencies in small-cap asset classes, seeking companies with attractive valuations, strong competitive positions, quality management teams, demonstrated growth in sales and earnings, balance sheet flexibility and strength, and strong earnings growth prospects. The Portfolio may invest up to 30% of its total assets in foreign securities (not including American Depositary Receipts and similar instruments). Up to 20% of the Portfolio’s investable assets may be invested in short-, intermediate- or long-term debt obligations, convertible and nonconvertible preferred stock and other equity-related securities. Up to 5% of these investable assets may be rated below investment grade. These securities are considered speculative and are sometimes referred to as “junk bonds.”
The subadviser employs a systematic portfolio construction process to incorporate its fundamental analysis with a systematic analysis of factors, such as stock price momentum and stock valuation. Incorporating information from both the subadviser’s fundamental and systematic analyses, the subadviser constructs a diversified portfolio with sector and risk factor exposures managed relative to the Russell 1000® Index, using a technique known generally as portfolio optimization.
Principal Risks of Investing in the Portfolio. The risks summarized below are the principal risks of investing in the Portfolio. The relative significance of the risks summarized below may change over time. All investments have risks to some degree, and it is possible that you could lose money by investing in the Portfolio. An investment in the Portfolio is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Portfolio makes every effort to achieve its objective, the Portfolio cannot guarantee success. To the extent the Portfolio invests in underlying investment companies or other underlying portfolios, the Portfolio may be exposed to these risks directly through securities and other investments held directly by the Portfolio or indirectly through investments made by underlying portfolios in which the Portfolio invests.
Equity Securities Risk. The value of a particular stock or equity-related security held by the Portfolio could fluctuate, perhaps greatly, in response to a number of factors, such as changes in the issuer’s financial condition or the value of the equity markets or a sector of those markets. Such events may result in losses to the Portfolio. In addition, due to decreases in liquidity, the Portfolio may be unable to sell its securities holdings within a reasonable time at the price it values the security or at any price.
Blend Style Risk. A Portfolio's blend investment style may subject the Portfolio to risks of both value and growth investing as the Portfolio's portfolio managers may invest in equity and equity related securities from traditionally growth and value areas, as well as stocks exhibiting characteristics of both. The portion of the Portfolio's portfolio that makes investments pursuant to a growth strategy may be subject to above-average market price fluctuations as a result of seeking high-quality stocks with good future growth prospects. The portion of the Portfolio's portfolio that makes investments pursuant to a value strategy may be subject to the risk that the market may not recognize a security's intrinsic value for long periods of time or that a stock judged to be undervalued may actually be appropriately priced. Issuers of value stocks may have experienced adverse business developments or may be subject to special risks that have caused the stock to be out of favor. If the Portfolio's assessment of market conditions or a company’s value is inaccurate, the Portfolio could suffer losses or produce poor performance relative to other funds. Historically, growth stocks have performed best during later stages of economic expansion and value stocks have performed best during periods of economic recovery. Therefore, both styles may over time go in and out of favor depending on market conditions. At times when a style is out of favor, that portion of the portfolio may lag the other portion of the portfolio, which may cause the Portfolio to underperform the market in general, its benchmark, and other similar funds. Growth and value stocks have historically produced similar long-term results, though each category has periods when it outperforms the other.
Credit Risk. This is the risk that the issuer, the guarantor, or the insurer of a fixed income security, the counterparty to an investment or derivatives contract, or obligor of an obligation underlying an asset-backed security may be unable or unwilling to make timely principal and interest payments or to otherwise honor its obligations. Litigation, legislation or other political events, business or economic conditions, or the bankruptcy of the issuer could have a significant effect on an issuer’s or obligor’s ability to make payments of principal and/or interest. The lower the credit quality of a bond, the more sensitive it is to credit risk, and the credit quality of an investment can deteriorate rapidly.
Fixed Income Securities Risk. Investment in fixed income securities involves a variety of risks, including that: an issuer or guarantor of a security will be unable or unwilling to pay obligations when due; due to decreases in liquidity, the Portfolio may be unable to sell its securities holdings within a reasonable time at the price it values the security or at any price; and the Portfolio’s investment may decrease in value when interest rates rise. Volatility in interest rates and in fixed income markets may increase the risk that the Portfolio’s investment in fixed income securities will go down in value. To the extent rates increase substantially and/or rapidly, a Portfolio may be subject to significant losses if it has significant investments in fixed income investments. Changes in interest rates may also affect the liquidity of the Portfolio’s investments in fixed income securities.
Foreign Investment Risk. Foreign markets tend to be more volatile than US markets and are generally not subject to regulatory requirements comparable to those in the US. Foreign securities include investments in securities of foreign issuers denominated in foreign currencies, as well as securities of foreign issuers denominated in US dollars and American Depositary Receipts. Foreign investment risk includes the risk that: changes in currency exchange rates may affect the value of foreign securities held by the Portfolio; foreign markets generally are more volatile than, and generally are not subject to regulatory requirements comparable to, US markets; foreign financial reporting and tax standards usually differ from those in the US; foreign exchanges are often less liquid than US markets; political or social developments may adversely affect the value of foreign securities; foreign holdings may be subject to special taxation and limitations on repatriating investment proceeds; and certain events in foreign markets may adversely affect foreign and domestic issuers, including, among others, military conflict, geopolitical developments, interruptions in the global supply chain, natural disasters, and outbreaks of infectious diseases.
Expense Risk. The actual cost of investing in the Portfolio may be higher than the expenses shown in the “Annual Portfolio Operating Expenses” table above for a variety of reasons, including, for example, if the Portfolio’s average net assets decrease.
High Yield Risk. Investments in fixed income instruments rated below investment grade and unrated instruments of similar credit quality (i.e., “high yield securities” or “junk bonds”) may be more sensitive to interest rate, credit, call, and liquidity risks than investments in investment grade securities, and have predominantly speculative characteristics. An economic downturn generally leads to a higher non-payment rate, and a high yield investment may lose significant value before a default occurs.
Interest Rate Risk. The value of your investment may go down when interest rates rise. A rise in interest rates tends to have a greater impact on the prices of longer term or duration securities. When interest rates fall, the issuers of debt obligations may prepay principal more quickly than expected, and the Portfolio may be required to reinvest the proceeds at a lower interest rate. This is referred to as “prepayment risk.” When interest rates rise, debt obligations may be repaid more slowly than expected, and the value of the Portfolio's holdings may fall sharply. This is referred to as “extension risk.” As interest rates rise, the value of fixed income investments typically decreases and there is risk that rates across the financial system also may rise. To the extent rates increase substantially and/or rapidly, a Portfolio with significant investment in fixed income investments may be subject to significant losses. The Portfolio may lose money if short-term or long-term interest rates rise sharply or in a manner not anticipated by the subadviser. Decreases in interest rates create the potential for a decrease in income earned by a Portfolio. During periods of very low or negative interest rates, the Portfolio may be unable to maintain positive returns. Changing interest rates may have unpredictable effects on markets, may result in heightened market volatility and may detract from Portfolio performance.
Large Company Risk. Large-capitalization stocks as a group could fall out of favor with the market, causing the Portfolio to underperform investments that focus on small- or medium-capitalization stocks. Larger, more established companies may be slow to respond to challenges and may grow more slowly than smaller companies. Investments in securities of certain issuers with the largest market capitalizations can result in greater investment exposure to a limited number of issuers and sectors, primarily the technology sector, which can result in greater losses in the event of a market downturn or deteriorating fundamentals in those issuers or sectors.
Market and Management Risk. Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably in short periods of time. Investment techniques, risk analyses, and investment strategies, which may include quantitative models or methods, used by a subadviser in making investment decisions for the Portfolio are subject to human error and may not produce the intended or desired results. While a portfolio manager or Subadviser(s) may make efforts to control the risks associated with market changes, and may attempt to identify changes as they occur, market environment changes can be sudden and extreme. The value of the Portfolio’s investments may be negatively affected by the occurrence of domestic or global events, including war, terrorism, significant or unexpected failures, near-failures or credit downgrades of key institutions, unexpected changes in the prices of key commodities, government actions, including the threat of or actual imposition of tariffs, environmental disasters, natural disasters, sanctions, cybersecurity events, supply chain disruptions, political or civil instability, and public health emergencies, among others. Such events may reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and significantly adversely impact the economy. These events can disrupt the operations of the Portfolio and its service providers, adversely affect the liquidity and volatility of investments held by the Portfolio, and negatively impact the Portfolio’s performance. There is no guarantee that the investment objective of the Portfolio will be achieved. In periods of market volatility and/or declines, the Portfolio may experience high levels of shareholder redemptions, and may have to sell securities at times when it would otherwise not do so, and at unfavorable prices.
Mid-Sized Company Risk. The shares of mid-sized companies tend to trade less frequently than those of larger, more established companies, which can have an adverse effect on the pricing and volatility of these securities and on the Portfolio’s ability to sell the securities.
Small Sized Company Risk. Securities of small sized companies tend to be less liquid than those of larger, more established companies, which can have an adverse effect on the price of these securities and on the Portfolio’s ability to sell these securities. The market price of such investments also may rise more in response to buying demand and fall more in response to selling pressure and be more volatile than investments in larger companies. Investing in issuers within the same market capitalization category carries the risk that the category may be out of favor due to current market conditions or investor sentiment.
Prepayment or Call Risk. Prepayment or call risk is the risk that issuers will prepay fixed-rate obligations held by the Portfolio when interest rates fall, forcing a Portfolio to reinvest in obligations with lower interest rates than the original obligations. Mortgage-related securities and asset-backed securities are particularly subject to prepayment risk.
Regulatory Risk. The Portfolio is subject to a variety of laws and regulations which govern its operations. The Portfolio is subject to regulation by the Securities and Exchange Commission (the SEC) and the Commodity Futures Trading Commission (the CFTC). Similarly, the businesses and other issuers of the securities and other instruments in which the Portfolio invests are also subject to considerable regulation. Changes in laws and regulations may materially impact the Portfolio, a security, business, sector, or market.

Past Performance. The bar chart and table provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's performance from year to year and by showing how the Portfolio's average annual returns for 1, 5, and 10 years compare with those of a broad-based securities market index that reflects the performance of the overall market applicable to the Portfolio and an additional index that represents the market sectors in which the Portfolio primarily invests. Past performance does not mean that the Portfolio will achieve similar results in the future.
The annual returns and average annual returns shown in the chart and table are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges.
Annual return information in the bar chart is provided only for Class I shares. Because all of the Portfolio’s shares are invested in the same portfolio of securities, annual returns for Class II and Class III shares would be lower because Class II and Class III shares do not have the same expenses as Class I shares.
Note: The PSF PGIM Jennison Blend Portfolio changed certain investment strategies, effective December 11, 2023. The performance figures prior to December 11, 2023 for the Portfolio reflect the Portfolio's former investment operations, policies, and strategies prior to this date. Such performance is not representative of the Portfolio’s current investment operations, policies, and strategies that took effect as of this date, and the Portfolio's performance after this date could be materially different.

Best Quarter:		Worst Quarter:
26.37%	2nd Quarter 2020	-19.55%	2nd Quarter 2022

Average Annual Total Returns (For the periods ended December 31, 2025)

	One Year	Five Years	Ten Years	Since Inception	Inception Date
PSF PGIM Jennison Blend Portfolio Class I Shares	18.52%	12.33%	13.96%	-
PSF PGIM Jennison Blend Portfolio Class II Shares	18.05%	11.88%	13.50%	-
PSF PGIM Jennison Blend Portfolio Class III Shares	18.23%	N/A	N/A	11.16%	4-26-2021
Index
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	17.88%	14.42%	14.82%	12.79%*
Russell 1000 Index (reflects no deduction for fees, expenses or taxes)	17.37%	13.59%	14.59%	11.96%*
* Since Inception returns for the Indexes is measured from the month-end closest to the Portfolio's inception date.
MANAGEMENT OF THE PORTFOLIO
Investment Manager	Subadviser	Portfolio Managers	Title	Service Date
PGIM Investments LLC	Jennison Associates LLC	Jason T. McManus	Managing Director	December 2023
		Adam L. Friedman	Managing Director	December 2023
		Brian A. Porpora	Managing Director	December 2023

TAX INFORMATION
Contract owners should consult the prospectus of the appropriate separate account or description of the plan for a discussion and information on the tax consequences of the Contract, policy or plan. In addition, Contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Contracts and the Portfolio, including the application of US federal, state and local and non-US taxes. The Portfolio currently intends to be treated as a partnership for US federal income tax purposes. As a result, the Portfolio's income, gains, losses, deductions, and credits are “passed through” pro rata directly to the Participating Insurance Companies and retain the same character for US federal income tax purposes.
FINANCIAL INTERMEDIARY COMPENSATION
If you purchase your Contract through a broker-dealer or other financial intermediary (such as a bank), the Participating Insurance Company, the Portfolio, or their related companies may pay the intermediary for the sale of the Contract, the selection of the Portfolio, and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Contract over another investment or insurance product, or to recommend the Portfolio over another investment option under the Contract. Ask your salesperson or visit your financial intermediary's website for more information.

SUMMARY: PSF PGIM JENNISON VALUE PORTFOLIO
INVESTMENT OBJECTIVE
The investment objective of the Portfolio is to seek capital appreciation.
PORTFOLIO FEES AND EXPENSES
The table below shows the fees and expenses that you may pay if you invest in shares of the Portfolio. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the table. See your Contract prospectus for more information about Contract charges.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class I Shares	Class II Shares	Class III Shares
Management Fees	0.40%	0.40%	0.40%
+ Distribution and/or Service Fees (12b-1 Fees)	None	0.25%	0.25%
+ Administration Fees	None	0.15%	None
+ Other Expenses	0.03%	0.03%	0.03%
= Total Annual Portfolio Operating Expenses	0.43%	0.83%	0.68%
Example.  The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.
The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
PSF PGIM Jennison Value Portfolio Class I Shares	$44	$138	$241	$542
PSF PGIM Jennison Value Portfolio Class II Shares	$85	$265	$460	$1,025
PSF PGIM Jennison Value Portfolio Class III Shares	$69	$218	$379	$847
Portfolio Turnover.  The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio's performance. During the Portfolio's most recent fiscal year ended December 31, the Portfolio's portfolio turnover rate was 38% of the average value of its portfolio.
INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies.  The Portfolio normally invests at least 65% of its total assets in equity and equity-related securities, with an emphasis on securities of large capitalization companies. The Portfolio defines large capitalization companies as those companies with market capitalizations, to be within the market capitalization of the Russell 1000® Value Index (measured at the time of purchase). As of January 31, 2026, the Russell 1000® Value Index had a weighted average market capitalization of $426 billion, and the largest company by market capitalization was $4.092 trillion. The Portfolio seeks companies that it believes are being valued at a discount to their intrinsic value. A company’s valuation is very important in this determination, as are the durability of a company’s free cash flow and earnings growth. A disciplined process to manage risk in both security selection and portfolio construction is a critical component of the value portfolio manager’s investment process. Up to 35% of the Portfolio’s total assets may be invested in debt obligations and non-convertible preferred stock. The Portfolio may invest up to 25% of its total assets in real estate investment trusts and up to 30% of its total assets in foreign securities, including money market instruments, equity securities and debt obligations. For these purposes, the subadviser does not consider American Depositary Receipts and similar receipts or shares traded in US markets as foreign securities.
Principal Risks of Investing in the Portfolio. The risks summarized below are the principal risks of investing in the Portfolio. The relative significance of the risks summarized below may change over time. All investments have risks to some degree, and it is possible that you could lose money by investing in the Portfolio. An investment in the Portfolio is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Portfolio makes every effort to achieve its objective, the Portfolio cannot guarantee success. To the extent the Portfolio invests in underlying investment companies or other underlying portfolios, the Portfolio may be exposed to these risks directly through securities and other investments held directly by the Portfolio or indirectly through investments made by underlying portfolios in which the Portfolio invests.
Credit Risk. This is the risk that the issuer, the guarantor, or the insurer of a fixed income security, the counterparty to an investment or derivatives contract, or obligor of an obligation underlying an asset-backed security may be unable or unwilling to make timely principal and interest payments or to otherwise honor its obligations. Litigation, legislation or other political events, business or economic conditions, or the bankruptcy of the issuer could have a significant effect on an issuer’s or obligor’s ability to make payments of principal and/or interest. The lower the credit quality of a bond, the more sensitive it is to credit risk, and the credit quality of an investment can deteriorate rapidly.
Currency Risk. Currency risk is the risk that fluctuations in exchange rates will adversely affect the market value of a Portfolio’s investments, including the risk that the currencies in which the Portfolio’s investments are traded or in which the Portfolio receives income will decline in value relative to the US dollar. The overall impact on a Portfolio’s holdings can be significant, and long-lasting, depending on the currencies represented in the portfolio and how each foreign currency appreciates or depreciates in relation to the US dollar and whether currency positions are hedged. Further, since exchange rate movements are volatile, a Portfolio’s attempt at hedging could be unsuccessful, and it is not possible to effectively hedge the currency risks of many emerging market countries.
Equity Securities Risk. The value of a particular stock or equity-related security held by the Portfolio could fluctuate, perhaps greatly, in response to a number of factors, such as changes in the issuer’s financial condition or the value of the equity markets or a sector of those markets. Such events may result in losses to the Portfolio. In addition, due to decreases in liquidity, the Portfolio may be unable to sell its securities holdings within a reasonable time at the price it values the security or at any price.
Large Company Risk. Large-capitalization stocks as a group could fall out of favor with the market, causing the Portfolio to underperform investments that focus on small- or medium-capitalization stocks. Larger, more established companies may be slow to respond to challenges and may grow more slowly than smaller companies. Investments in securities of certain issuers with the largest market capitalizations can result in greater investment exposure to a limited number of issuers and sectors, primarily the technology sector, which can result in greater losses in the event of a market downturn or deteriorating fundamentals in those issuers or sectors.
Foreign Investment Risk. Foreign markets tend to be more volatile than US markets and are generally not subject to regulatory requirements comparable to those in the US. Foreign securities include investments in securities of foreign issuers denominated in foreign currencies, as well as securities of foreign issuers denominated in US dollars and American Depositary Receipts. Foreign investment risk includes the risk that: changes in currency exchange rates may affect the value of foreign securities held by the Portfolio; foreign markets generally are more volatile than, and generally are not subject to regulatory requirements comparable to, US markets; foreign financial reporting and tax standards usually differ from those in the US; foreign exchanges are often less liquid than US markets; political or social developments may adversely affect the value of foreign securities; foreign holdings may be subject to special taxation and limitations on repatriating investment proceeds; and certain events in foreign markets may adversely affect foreign and domestic issuers, including, among others, military conflict, geopolitical developments, interruptions in the global supply chain, natural disasters, and outbreaks of infectious diseases.

Real Estate Risk. Investments in real estate investment trusts (REITs) and real estate-linked derivative instruments are subject to risks similar to those associated with direct ownership of real estate. Poor performance by the manager of the REIT and adverse changes to or inability to qualify for favorable tax laws will adversely affect the Portfolio. In addition, some REITs have limited diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property. Higher interest rates have a negative impact on real estate markets by increasing financing costs associated with purchasing new real estate or refinancing debt obligations. Additionally, occupancy rates for commercial real estate can reduce the value of existing real estate investments and rental income.
Expense Risk. The actual cost of investing in the Portfolio may be higher than the expenses shown in the “Annual Portfolio Operating Expenses” table above for a variety of reasons, including, for example, if the Portfolio’s average net assets decrease.
Fixed Income Securities Risk. Investment in fixed income securities involves a variety of risks, including that: an issuer or guarantor of a security will be unable or unwilling to pay obligations when due; due to decreases in liquidity, the Portfolio may be unable to sell its securities holdings within a reasonable time at the price it values the security or at any price; and the Portfolio’s investment may decrease in value when interest rates rise. Volatility in interest rates and in fixed income markets may increase the risk that the Portfolio’s investment in fixed income securities will go down in value. To the extent rates increase substantially and/or rapidly, a Portfolio may be subject to significant losses if it has significant investments in fixed income investments. Changes in interest rates may also affect the liquidity of the Portfolio’s investments in fixed income securities.
Interest Rate Risk. The value of your investment may go down when interest rates rise. A rise in interest rates tends to have a greater impact on the prices of longer term or duration securities. When interest rates fall, the issuers of debt obligations may prepay principal more quickly than expected, and the Portfolio may be required to reinvest the proceeds at a lower interest rate. This is referred to as “prepayment risk.” When interest rates rise, debt obligations may be repaid more slowly than expected, and the value of the Portfolio's holdings may fall sharply. This is referred to as “extension risk.” As interest rates rise, the value of fixed income investments typically decreases and there is risk that rates across the financial system also may rise. To the extent rates increase substantially and/or rapidly, a Portfolio with significant investment in fixed income investments may be subject to significant losses. The Portfolio may lose money if short-term or long-term interest rates rise sharply or in a manner not anticipated by the subadviser. Decreases in interest rates create the potential for a decrease in income earned by a Portfolio. During periods of very low or negative interest rates, the Portfolio may be unable to maintain positive returns. Changing interest rates may have unpredictable effects on markets, may result in heightened market volatility and may detract from Portfolio performance.
Investment Style Risk. Securities held by the Portfolio as a result of a particular investment style, such as growth or value, tend to perform differently (i.e., better or worse than other segments of, or the overall, stock market) depending on market and economic conditions and investor sentiment. At times when the investment style is out of favor, the Portfolio may underperform other funds that invest in similar asset classes but use different investment styles.
Liquidity and Valuation Risk. The Portfolio may hold one or more securities for which there are no or few buyers and sellers or the securities are subject to limitations on transfer. The Portfolio may be unable to sell those portfolio holdings at the desired time or price, and may have difficulty determining the value of such securities for the purpose of determining the Portfolio’s net asset value. In such cases, investments owned by the Portfolio may be valued at fair value pursuant to policies and procedures adopted and implemented by the Manager. No assurance can be given that the fair value prices accurately reflect the value of the security. The Portfolio is subject to a liquidity risk management program, which limits the ability of the Portfolio to invest in illiquid investments.
Market and Management Risk. Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably in short periods of time. Investment techniques, risk analyses, and investment strategies, which may include quantitative models or methods, used by a subadviser in making investment decisions for the Portfolio are subject to human error and may not produce the intended or desired results. While a portfolio manager or Subadviser(s) may make efforts to control the risks associated with market changes, and may attempt to identify changes as they occur, market environment changes can be sudden and extreme. The value of the Portfolio’s investments may be negatively affected by the occurrence of domestic or global events, including war, terrorism, significant or unexpected failures, near-failures or credit downgrades of key institutions, unexpected changes in the prices of key commodities, government actions, including the threat of or actual imposition of tariffs, environmental disasters, natural disasters, sanctions, cybersecurity events, supply chain disruptions, political or civil instability, and public health emergencies, among others. Such events may reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and significantly adversely impact the economy. These events can disrupt the operations of the Portfolio and its service providers, adversely affect the liquidity and volatility of investments held by the Portfolio, and negatively impact the Portfolio’s performance. There is no guarantee that the investment objective of the Portfolio will be achieved. In periods of market volatility and/or declines, the Portfolio may experience high levels of shareholder redemptions, and may have to sell securities at times when it would otherwise not do so, and at unfavorable prices.
Prepayment or Call Risk. Prepayment or call risk is the risk that issuers will prepay fixed-rate obligations held by the Portfolio when interest rates fall, forcing a Portfolio to reinvest in obligations with lower interest rates than the original obligations. Mortgage-related securities and asset-backed securities are particularly subject to prepayment risk.
Regulatory Risk. The Portfolio is subject to a variety of laws and regulations which govern its operations. The Portfolio is subject to regulation by the Securities and Exchange Commission (the SEC) and the Commodity Futures Trading Commission (the CFTC). Similarly, the businesses and other issuers of the securities and other instruments in which the Portfolio invests are also subject to considerable regulation. Changes in laws and regulations may materially impact the Portfolio, a security, business, sector, or market.
Small Sized Company Risk. Securities of small sized companies tend to be less liquid than those of larger, more established companies, which can have an adverse effect on the price of these securities and on the Portfolio’s ability to sell these securities. The market price of such investments also may rise more in response to buying demand and fall more in response to selling pressure and be more volatile than investments in larger companies. Investing in issuers within the same market capitalization category carries the risk that the category may be out of favor due to current market conditions or investor sentiment.
Past Performance. The bar chart and table provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's performance from year to year and by showing how the Portfolio's average annual returns for 1, 5, and 10 years compare with those of a broad-based securities market index that reflects the performance of the overall market applicable to the Portfolio and an additional index that represents the market sectors in which the Portfolio primarily invests. Past performance does not mean that the Portfolio will achieve similar results in the future.
The annual returns and average annual returns shown in the chart and table are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges.
Annual return information in the bar chart is provided only for Class I shares. Because all of the Portfolio’s shares are invested in the same portfolio of securities, annual returns for Class II and Class III shares would be lower because Class II and Class III shares do not have the same expenses as Class I shares.

Best Quarter:		Worst Quarter:
15.96%	2nd Quarter 2020	-26.87%	1st Quarter 2020

Average Annual Total Returns (For the periods ended December 31, 2025)

	One Year	Five Years	Ten Years	Since Inception	Inception Date
PSF PGIM Jennison Value Portfolio Class I Shares	16.88%	13.90%	11.39%	-
PSF PGIM Jennison Value Portfolio Class II Shares	16.41%	13.45%	10.94%	-
PSF PGIM Jennison Value Portfolio Class III Shares	16.59%	N/A	N/A	11.30%	4-26-2021
Index
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	17.88%	14.42%	14.82%	12.79%*
Russell 1000 Value Index (reflects no deduction for fees, expenses or taxes)	15.91%	11.33%	10.53%	8.73%*
* Since Inception returns for the Indexes is measured from the month-end closest to the Portfolio's inception date.
MANAGEMENT OF THE PORTFOLIO
Investment Manager	Subadviser	Portfolio Managers	Title	Service Date
PGIM Investments LLC	Jennison Associates LLC	Warren N. Koontz, Jr., CFA	Managing Director	September 2014
		Joseph C. Esposito, CFA	Managing Director	May 2017
TAX INFORMATION
Contract owners should consult the prospectus of the appropriate separate account or description of the plan for a discussion and information on the tax consequences of the Contract, policy or plan. In addition, Contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Contracts and the Portfolio, including the application of US federal, state and local and non-US taxes. The Portfolio currently intends to be treated as a partnership for US federal income tax purposes. As a result, the Portfolio's income, gains, losses, deductions, and credits are “passed through” pro rata directly to the Participating Insurance Companies and retain the same character for US federal income tax purposes.
FINANCIAL INTERMEDIARY COMPENSATION
If you purchase your Contract through a broker-dealer or other financial intermediary (such as a bank), the Participating Insurance Company, the Portfolio, or their related companies may pay the intermediary for the sale of the Contract, the selection of the Portfolio, and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Contract over another investment or insurance product, or to recommend the Portfolio over another investment option under the Contract. Ask your salesperson or visit your financial intermediary's website for more information.

SUMMARY: PSF PGIM TOTAL RETURN BOND PORTFOLIO
INVESTMENT OBJECTIVE
The investment objective of the Portfolio is a high level of income over a longer term while providing reasonable safety of capital.
PORTFOLIO FEES AND EXPENSES
The table below shows the fees and expenses that you may pay if you invest in shares of the Portfolio. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the table. See your Contract prospectus for more information about Contract charges.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class I Shares	Class III Shares
Management Fees	0.40%	0.40%
+ Distribution and/or Service Fees (12b-1 Fees)	None	0.25%
+ Other Expenses	0.03%	0.03%
= Total Annual Portfolio Operating Expenses	0.43%	0.68%
Example.  The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.
The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
PSF PGIM Total Return Bond Portfolio Class I Shares	$44	$138	$241	$542
PSF PGIM Total Return Bond Portfolio Class III Shares	$69	$218	$379	$847
Portfolio Turnover.  The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio's performance. During the Portfolio's most recent fiscal year ended December 31, the Portfolio's portfolio turnover rate was 96% of the average value of its portfolio.
INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies.  In pursuing its investment objective, the Portfolio normally invests at least 80% of its assets (net assets plus any borrowings made for investment purposes) in bonds.
The Portfolio normally invests at least 70% of its investable assets in investment grade debt obligations and high-quality money market investments. The Portfolio will normally invest in intermediate and long-term debt obligations, but will adjust the mix of its short-term, intermediate-term and long-term debt obligations in an attempt to benefit from price appreciation when interest rates go down and to incur smaller declines when interest rates go up. In addition, the Portfolio may also invest up to 30% of its assets in lower rated securities which are riskier and considered speculative (sometimes referred to as “junk bonds”). The Portfolio also may invest up to 20% of its total assets in debt securities issued outside the US by US or foreign issuers whether or not such securities are denominated in the US dollar. The Portfolio may invest in mortgage-related securities and asset-backed securities, including collateralized debt obligations (CDOs), collateralized loan obligations and other credit-related asset-backed securities. No more than 20% of the Portfolio's net assets may be invested in CDOs. Within this limitation, the Portfolio will primarily invest in CDOs rated AAA or AA by a major rating service.
The Portfolio may also enter into short sales against-the-box. No more than 25% of the Portfolio's net assets may be used as collateral or segregated for purposes of securing a short sale obligation.
The Portfolio may participate with certain other Portfolios of the Trust in a joint repurchase account under an order obtained from the SEC. The Portfolio may also invest up to 30% of its net assets in reverse repurchase agreements and dollar rolls.
In managing the Portfolio’s assets, the Portfolio’s subadviser, PGIM Fixed Income, uses a combination of top-down economic analysis and bottom-up research in conjunction with proprietary quantitative models and risk management systems. In the top-down economic analysis, the subadviser develops views on economic, policy and market trends. In its bottom-up research, the subadviser develops an internal rating and outlook on issuers. The rating and outlook are determined based on a thorough review of the financial health and trends of the issuer. The subadviser may also consider investment factors such as expected total return, yield, spread, and potential for price appreciation as well as credit quality, maturity and risk. The Portfolio may invest in a security based upon the expected total return rather than the yield of such security.
Principal Risks of Investing in the Portfolio. The risks summarized below are the principal risks of investing in the Portfolio. The relative significance of the risks summarized below may change over time. All investments have risks to some degree, and it is possible that you could lose money by investing in the Portfolio. An investment in the Portfolio is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Portfolio makes every effort to achieve its objective, the Portfolio cannot guarantee success. To the extent the Portfolio invests in underlying investment companies or other underlying portfolios, the Portfolio may be exposed to these risks directly through securities and other investments held directly by the Portfolio or indirectly through investments made by underlying portfolios in which the Portfolio invests.
Fixed Income Securities Risk. Investment in fixed income securities involves a variety of risks, including that: an issuer or guarantor of a security will be unable or unwilling to pay obligations when due; due to decreases in liquidity, the Portfolio may be unable to sell its securities holdings within a reasonable time at the price it values the security or at any price; and the Portfolio’s investment may decrease in value when interest rates rise. Volatility in interest rates and in fixed income markets may increase the risk that the Portfolio’s investment in fixed income securities will go down in value. To the extent rates increase substantially and/or rapidly, a Portfolio may be subject to significant losses if it has significant investments in fixed income investments. Changes in interest rates may also affect the liquidity of the Portfolio’s investments in fixed income securities.
High Yield Risk. Investments in fixed income instruments rated below investment grade and unrated instruments of similar credit quality (i.e., “high yield securities” or “junk bonds”) may be more sensitive to interest rate, credit, call, and liquidity risks than investments in investment grade securities, and have predominantly speculative characteristics. An economic downturn generally leads to a higher non-payment rate, and a high yield investment may lose significant value before a default occurs.
Foreign Investment Risk. Foreign markets tend to be more volatile than US markets and are generally not subject to regulatory requirements comparable to those in the US. Foreign securities include investments in securities of foreign issuers denominated in foreign currencies, as well as securities of foreign issuers denominated in US dollars and American Depositary Receipts. Foreign investment risk includes the risk that: changes in currency exchange rates may affect the value of foreign securities held by the Portfolio; foreign markets generally are more volatile than, and generally are not subject to regulatory requirements comparable to, US markets; foreign financial reporting and tax standards usually differ from those in the US; foreign exchanges are often less liquid than US markets; political or social developments may adversely affect the value of foreign securities; foreign holdings may be subject to special taxation and limitations on repatriating investment proceeds; and certain events in foreign markets may adversely affect foreign and domestic issuers, including, among others, military conflict, geopolitical developments, interruptions in the global supply chain, natural disasters, and outbreaks of infectious diseases.
Asset-Backed and/or Mortgage-Backed Securities Risk. Asset-backed and mortgage-backed securities primarily are fixed income securities that represent an interest in an underlying pool of assets, such as credit card receivables or, in the case of mortgage-backed securities, mortgage loans. Like fixed income securities, asset-backed and mortgage-backed securities are subject to interest rate risk, liquidity risk, and credit risk, which may be heightened in connection with investments in loans to “subprime” borrowers. Certain asset-backed and mortgage-backed securities are subject to the risk that those obligations will be repaid sooner than expected or later than expected, either of which may result in lower-than-expected returns. Mortgage-backed securities, because they are backed by mortgage loans, are also subject to risks related to real estate, and securities backed by private-issued mortgages may experience higher rates of default on the underlying mortgages than securities backed by government-issued mortgages.
Collateralized Debt Obligations (CDO) Risk: The risks of an investment in a CDO, which can include collateralized loan obligations (CLOs), depend largely on the quality and type of the collateral and the tranche of the CDO in which the Portfolio invests. Investments in CDOs may be illiquid. In addition to the risks associated with debt instruments (e.g., interest rate risk and credit risk), CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the possibility that the Portfolio may invest in CDOs that are subordinate to other classes of the issuer’s securities; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.
Covenant-Lite Risk. Some of the loans or debt obligations in which the Portfolio may invest or get exposure to may be “covenant-lite,” which means the loans or obligations contain fewer financial maintenance covenants than other loans or obligations (in some cases, none) and do not include terms that allow the lender to monitor the borrower’s performance and declare a default if certain criteria are breached. An investment by the Portfolio in a covenant-lite loan may potentially hinder the ability to reprice credit risk associated with the issuer and reduce the ability to restructure a problematic loan and mitigate potential loss. The Portfolio may also experience difficulty, expenses or delays in enforcing its rights on its holdings of covenant-lite loans or obligations. As a result of these risks, the Portfolio’s exposure to losses may be increased, which could result in an adverse impact on the Portfolio’s net income and net asset value.
Credit Risk. This is the risk that the issuer, the guarantor, or the insurer of a fixed income security, the counterparty to an investment or derivatives contract, or obligor of an obligation underlying an asset-backed security may be unable or unwilling to make timely principal and interest payments or to otherwise honor its obligations. Litigation, legislation or other political events, business or economic conditions, or the bankruptcy of the issuer could have a significant effect on an issuer’s or obligor’s ability to make payments of principal and/or interest. The lower the credit quality of a bond, the more sensitive it is to credit risk, and the credit quality of an investment can deteriorate rapidly.
Currency Risk. Currency risk is the risk that fluctuations in exchange rates will adversely affect the market value of a Portfolio’s investments, including the risk that the currencies in which the Portfolio’s investments are traded or in which the Portfolio receives income will decline in value relative to the US dollar. The overall impact on a Portfolio’s holdings can be significant, and long-lasting, depending on the currencies represented in the portfolio and how each foreign currency appreciates or depreciates in relation to the US dollar and whether currency positions are hedged. Further, since exchange rate movements are volatile, a Portfolio’s attempt at hedging could be unsuccessful, and it is not possible to effectively hedge the currency risks of many emerging market countries.
Derivatives Risk. A derivative is a financial contract, the value of which depends upon, or is derived from, the value of one or more underlying investments, such as an asset, reference rate, or index. The use of derivatives is a highly specialized activity that involves a variety of risks in addition to and greater than those associated with investing directly in securities, including the risk that: the party on the other side of a derivative transaction will be unable to honor its financial obligation; leverage created by investing in derivatives may result in losses to the Portfolio; derivatives may be difficult or impossible for the Portfolio to buy or sell at an opportune time or price, and may be difficult to terminate or otherwise offset; derivatives used for hedging may reduce or magnify losses but also may reduce or eliminate gains; the price of derivatives may be more volatile than the prices of traditional equity and debt securities; and changes in a derivative’s value may not correlate perfectly with the assets, rates, indices or instruments it is designed to hedge or closely track. The Portfolio is subject to a derivatives risk management program, which may limit the ability of the Portfolio to invest in derivatives.
Dollar Roll Transactions Risk: Dollar rolls involve the sale by a Portfolio of a security for delivery in the current month with a promise to repurchase from the buyer a substantially similar—but not necessarily the same—security at a set price and date in the future. In a dollar roll, the Portfolio takes the risk that: (i) the market price of the mortgage-backed securities will drop below their future repurchase price; (ii) the securities that it repurchases at a later date will have less favorable market characteristics; (iii) the other party to the agreement will not be able to perform; (iv) the roll adds leverage to the Portfolio; and (v) the roll increases the Portfolio’s sensitivity to interest rate changes. In addition, investments in dollar rolls may increase the portfolio turnover rate of the Portfolio.
Equity and Equity-Related Securities Risk. From time to time, the Portfolio may purchase or hold equity or equity-related securities incidental to the purchase or ownership of fixed income instruments or in connection with a reorganization of a borrower. These include common stock, preferred stock or securities that may be converted into or exchanged for common stock—known as convertible securities—like rights and warrants. The value of a particular equity or equity-related security held by a Portfolio could fluctuate, perhaps greatly, in response to a number of factors, such as changes in the issuer’s financial condition, changes in interest rates, or heightened levels of inflation. Such events may result in losses to the Portfolio. In addition, due to decreases in liquidity, the Portfolio may be unable to sell its securities holdings within a reasonable time at the price it values the security or at any price.
Expense Risk. The actual cost of investing in the Portfolio may be higher than the expenses shown in the “Annual Portfolio Operating Expenses” table above for a variety of reasons, including, for example, if the Portfolio’s average net assets decrease.
Interest Rate Risk. The value of your investment may go down when interest rates rise. A rise in interest rates tends to have a greater impact on the prices of longer term or duration securities. When interest rates fall, the issuers of debt obligations may prepay principal more quickly than expected, and the Portfolio may be required to reinvest the proceeds at a lower interest rate. This is referred to as “prepayment risk.” When interest rates rise, debt obligations may be repaid more slowly than expected, and the value of the Portfolio's holdings may fall sharply. This is referred to as “extension risk.” As interest rates rise, the value of fixed income investments typically decreases and there is risk that rates across the financial system also may rise. To the extent rates increase substantially and/or rapidly, a Portfolio with significant investment in fixed income investments may be subject to significant losses. The Portfolio may lose money if short-term or long-term interest rates rise sharply or in a manner not anticipated by the subadviser. Decreases in interest rates create the potential for a decrease in income earned by a Portfolio. During periods of very low or negative interest rates, the Portfolio may be unable to maintain positive returns. Changing interest rates may have unpredictable effects on markets, may result in heightened market volatility and may detract from Portfolio performance.
Leverage Risk. Borrowings, certain derivatives and other trading strategies can create leverage (i.e., a Portfolio’s investment exposures exceed its net asset value), which may amplify the Portfolio’s gains and losses and cause the Portfolio to be more volatile and riskier than if it had not been leveraged.
Liquidity and Valuation Risk. The Portfolio may hold one or more securities for which there are no or few buyers and sellers or the securities are subject to limitations on transfer. The Portfolio may be unable to sell those portfolio holdings at the desired time or price, and may have difficulty determining the value of such securities for the purpose of determining the Portfolio’s net asset value. In such cases, investments owned by the Portfolio may be valued at fair value pursuant to policies and procedures adopted and implemented by the Manager. No assurance can be given that the fair value prices accurately reflect the value of the security. The Portfolio is subject to a liquidity risk management program, which limits the ability of the Portfolio to invest in illiquid investments.
Loan Risk. A Portfolio's ability to receive payments of principal and interest and other amounts in connection with loans (whether through participations, assignments or otherwise) will depend primarily on the financial condition of the borrower. The failure by the Portfolio to receive scheduled interest or principal payments on a loan because of a default, bankruptcy or any other reason would adversely affect the income of the Portfolio and would likely reduce the value of its assets. Even with loans secured by collateral, there is the risk that the value of the collateral may decline, may be insufficient to meet the obligations of the borrower, or be difficult to liquidate. In the event of a default, the Portfolio may have difficulty collecting on any collateral and would not have the ability to collect on any collateral for an uncollateralized loan. Further, the Portfolio's access to collateral, if any, may be limited by bankruptcy laws. Loans that are secured and senior to other debtholders of a borrower tend to have more favorable loss recovery rates as compared to more junior types of below investment grade debt obligations, and junior loans can involve a higher degree of risk than more senior loans. In addition, loan participations generally are subject to restrictions on transfer, and only limited opportunities may exist to sell loan participations in secondary markets. As a result, it may be difficult for the Portfolio to value loans or sell loans at an acceptable price when it wants to sell them. Loans trade in an over-the-counter market, and confirmation and settlement, which are effected through standardized procedures and documentation, may have an impact on the length and timing of completing trades. To the extent the Portfolio invests in loans of non-US issuers, the risks of investing in non-US issuers are applicable. Loans may not be considered to be “securities” and as a result may not benefit from the protections of the federal securities laws, including anti-fraud protections and those with respect to the use of material non-public information, so that purchasers, such as the Portfolio, may not have the benefit of these protections.
Market and Management Risk. Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably in short periods of time. Investment techniques, risk analyses, and investment strategies, which may include quantitative models or methods, used by a subadviser in making investment decisions for the Portfolio are subject to human error and may not produce the intended or desired results. While a portfolio manager or Subadviser(s) may make efforts to control the risks associated with market changes, and may attempt to identify changes as they occur, market environment changes can be sudden and extreme. The value of the Portfolio’s investments may be negatively affected by the occurrence of domestic or global events, including war, terrorism, significant or unexpected failures, near-failures or credit downgrades of key institutions, unexpected changes in the prices of key commodities, government actions, including the threat of or actual imposition of tariffs, environmental disasters, natural disasters, sanctions, cybersecurity events, supply chain disruptions, political or civil instability, and public health emergencies, among others. Such events may reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and significantly adversely impact the economy. These events can disrupt the operations of the Portfolio and its service providers, adversely affect the liquidity and volatility of investments held by the Portfolio, and negatively impact the Portfolio’s performance. There is no guarantee that the investment objective of the Portfolio will be achieved. In periods of market volatility and/or declines, the Portfolio may experience high levels of shareholder redemptions, and may have to sell securities at times when it would otherwise not do so, and at unfavorable prices.
Portfolio Turnover Risk. A subadviser may engage in active trading on behalf of the Portfolio—that is, frequent trading of the Portfolio’s securities—in order to take advantage of new investment opportunities or yield differentials. The Portfolio's turnover rate may be higher than that of other mutual funds. Portfolio turnover generally involves some expense to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities.
Prepayment or Call Risk. Prepayment or call risk is the risk that issuers will prepay fixed-rate obligations held by the Portfolio when interest rates fall, forcing a Portfolio to reinvest in obligations with lower interest rates than the original obligations. Mortgage-related securities and asset-backed securities are particularly subject to prepayment risk.

Regulatory Risk. The Portfolio is subject to a variety of laws and regulations which govern its operations. The Portfolio is subject to regulation by the Securities and Exchange Commission (the SEC) and the Commodity Futures Trading Commission (the CFTC). Similarly, the businesses and other issuers of the securities and other instruments in which the Portfolio invests are also subject to considerable regulation. Changes in laws and regulations may materially impact the Portfolio, a security, business, sector, or market.
Reverse Repurchase Agreement Risk: Reverse repurchase agreements involve the sale of securities with an agreement to repurchase the securities at an agreed-upon price, date and interest payment and have the characteristics of borrowing. The use of reverse repurchase agreements may exaggerate any increase or decrease in the value of a Portfolio’s assets. The use of reverse repurchase agreements is a form of leverage because the proceeds derived from reverse repurchase agreements may be invested in additional securities.
Short Sale Risk. A short sale involves the risk that the price of a borrowed security will increase during the time the Portfolio has borrowed the security and the Portfolio will incur a loss equal to the increase in price from the time that the short sale was entered into plus any premiums and interest paid to the third party. Short sales may result in losses that are greater than the cost of the investment. In addition, the third party to the short sale may fail to honor its contract terms, causing a loss to the Portfolio.
Past Performance. The bar chart and table provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's performance from year to year and by showing how the Portfolio's average annual returns for 1, 5, and 10 years compare with those of a broad-based securities market index that reflects the performance of the overall market applicable to the Portfolio. Past performance does not mean that the Portfolio will achieve similar results in the future.
The annual returns and average annual returns shown in the chart and table are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges.
Annual return information in the bar chart is provided only for Class I shares. Because all of the Portfolio’s shares are invested in the same portfolio of securities, annual returns for Class III shares would be lower because Class III shares do not have the same expenses as Class I shares.

Best Quarter:		Worst Quarter:
7.19%	4th Quarter 2023	-6.61%	2nd Quarter 2022

Average Annual Total Returns (For the periods ended December 31, 2025)

	One Year	Five Years	Ten Years	Since Inception	Inception Date
PSF PGIM Total Return Bond Portfolio Class I Shares	7.80%	0.14%	3.17%	-
PSF PGIM Total Return Bond Portfolio Class III Shares	7.53%	N/A	N/A	0.48%	4-26-2021
Index
Bloomberg US Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	7.30%	-0.36%	2.01%	0.18%*
* Since Inception returns for the Index is measured from the month-end closest to the Portfolio's inception date.
MANAGEMENT OF THE PORTFOLIO
Investment Manager	Subadviser	Portfolio Managers	Title	Service Date
PGIM Investments LLC	PGIM Fixed Income*; PGIM Limited	Robert Tipp, CFA	Managing Director, Chief Investment Strategist, and Head of Global Bonds	September 2002
		Richard Piccirillo	Managing Director and Co-Head of PGIM Fixed Income’s Multi-Sector Team	February 2013
		Gregory Peters	Co-Chief Investment Officer	April 2014
		Matthew Angelucci, CFA	Managing Director and Portfolio Manager	September 2023
		Tyler Thorn	Managing Director and Portfolio Manager	September 2023
*PGIM Fixed Income, an investment group of PGIM, Inc. is now known as PGIM Credit.
TAX INFORMATION
Contract owners should consult the prospectus of the appropriate separate account or description of the plan for a discussion and information on the tax consequences of the Contract, policy or plan. In addition, Contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Contracts and the Portfolio, including the application of US federal, state and local and non-US taxes. The Portfolio currently intends to be treated as a partnership for US federal income tax purposes. As a result, the Portfolio's income, gains, losses, deductions, and credits are “passed through” pro rata directly to the Participating Insurance Companies and retain the same character for US federal income tax purposes.
FINANCIAL INTERMEDIARY COMPENSATION
If you purchase your Contract through a broker-dealer or other financial intermediary (such as a bank), the Participating Insurance Company, the Portfolio, or their related companies may pay the intermediary for the sale of the Contract, the selection of the Portfolio, and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Contract over another investment or insurance product, or to recommend the Portfolio over another investment option under the Contract. Ask your salesperson or visit your financial intermediary's website for more information.

ABOUT THE TRUST
About the Trust and Its Portfolios
This Prospectus provides information about The Prudential Series Fund (the Trust) and its separate Portfolios. The Portfolios of the Trust, which are discussed in this Prospectus, are identified on the front cover and in the table of contents. Each Portfolio, except for PSF PGIM Ballast Portfolio, is a diversified investment company as defined by the Investment Company Act of 1940, as amended (the 1940 Act), unless otherwise noted. The PSF PGIM Ballast Portfolio is a non-diversified investment company as defined by the 1940 Act.
PGIM Investments LLC (PGIM Investments or the Manager), an indirect, wholly-owned subsidiary of Prudential Financial, Inc. (Prudential Financial), serves as overall manager for the Trust. Prudential Financial, which is incorporated in the United States, has its principal place of business in the United States. Neither Prudential Financial nor any of its subsidiaries are affiliated in any manner with Prudential plc, a company incorporated in the United Kingdom.
The Manager has retained one or more subadvisers (each, a Subadviser) to manage the day-to-day investment of the assets of each Portfolio in a “manager-of-managers” structure. More information about the Manager, each Subadviser, and the “manager-of-managers” structure is included in “How the Trust is Managed” later in this Prospectus.
Each Portfolio of the Trust may offer Class I shares and certain Portfolios of the Trust also offer Class II and/or Class III shares. As of the date of this Prospectus, only Class III shares of the PSF PGIM Laddered Allocation S&P 500 Buffer 12 Portfolio and PSF PGIM Laddered Allocation S&P 500 Buffer 20 Portfolio are being offered. Class I shares are not currently available for purchase and may be offered at a later date. In addition, as of the date of this Prospectus, only Class I shares of the PSF PGIM Ballast Portfolio are being offered. Class III shares are not currently available for purchase and may be offered at a later date.
As of the date of this Prospectus, Class I and Class III shares are sold to separate accounts of insurance companies affiliated with Prudential Financial, including but not limited to The Prudential Insurance Company of America, Pruco Life Insurance Company, and Pruco Life Insurance Company of New Jersey (collectively, Prudential) as investment options under variable life insurance and variable annuity contracts (the Contracts). As of the date of this Prospectus, Class I shares may also be sold to separate accounts of insurance companies not affiliated with Prudential Financial. Class II shares are offered only to separate accounts of non-Prudential insurance companies for the same types of Contracts. Shares of each of the Portfolios may be sold directly to certain qualified retirement plans. The insurance companies reference above are referred to collectively as, the Participating Insurance Companies.
Additional information about each Portfolio is set forth in the following sections, and is also provided in the Statement of Additional Information (SAI).
Not every Portfolio is available under every Contract. The prospectus for each Contract lists the Portfolios currently available through that Contract.

MORE DETAILED INFORMATION ON HOW THE PORTFOLIOS INVEST
Investment Objectives & Policies
In addition to each Portfolio's summary section, each Portfolio's investment objective and policies are described in more detail on the following pages. Certain investment instruments that appear in bold lettering below are described in the section entitled More Detailed Information About Other Investments and Strategies Used by the Portfolios.
Although the Portfolios make every effort to achieve their investment objectives, there can be no guarantee of success and it is possible that you could lose money by investing in the Portfolios. Each Portfolio's investment objective is a non-fundamental investment policy and, therefore, may be changed by the Board of Trustees without shareholder approval. A Portfolio will provide written notice to shareholders prior to, or concurrent with, any such change as required by applicable law.
An investment in a Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
The Portfolios have investment strategies and policies that include percentage estimates and limitations. Those percentages are generally applied at the time the Portfolio makes an investment. As a result, a Portfolio generally may continue to hold positions that met a particular investment policy or limitation at the time the investment was made but subsequently do not meet the investment policy or limitation. A Portfolio may have a policy to invest at least 80% of its assets in a particular category of investments suggested by the name of the Portfolio. For any Portfolio that is subject to Rule 35d-1 under the 1940 Act, this 80% policy relates to the Portfolio’s net assets plus borrowings, if any, for investment purposes. The 80% requirement is applied at the time the Portfolio makes an investment. These 80% policies are non-fundamental and may be changed by the Board without shareholder approval. A Portfolio, however, will provide 60 days’ prior written notice to shareholders of any change in an 80% policy based on the Portfolio’s name if required by applicable rules.
A change in the securities held by a Portfolio is known as “portfolio turnover.” A Portfolio may engage in active and frequent trading to try to achieve its investment objective and may have a portfolio turnover rate of over 100% annually. Increased portfolio turnover may result in higher brokerage fees or other transaction costs, which can reduce performance. The Financial Highlights tables at the end of this Prospectus show each Portfolio's portfolio turnover rate during the past five fiscal years.
Temporary Defensive Investments. In response to adverse or unstable market, economic, political, or other conditions or to satisfy redemptions, each Portfolio may take a temporary defensive position and invest up to 100% of its assets in money market instruments, including short-term obligations of, or securities guaranteed by, the US Government, its agencies or instrumentalities, or in high-quality obligations of banks and corporations, repurchase agreements, or hold up to 100% of its assets in cash, cash equivalents or shares of money market or short-term bond funds. Investing heavily in these securities may limit a Portfolio’s ability to pursue or achieve its investment objective and could reduce the benefit to the Portfolio from any upswing in the market, but can help to preserve the value of the Portfolio’s assets during adverse or unstable environments. In addition, to the extent not otherwise permitted, each Portfolio may temporarily invest up to 10% of its assets in exchange-traded funds (ETFs) during stressed and/or volatile market conditions. The use of temporary defensive investments may be inconsistent with a Portfolio’s investment objective.
PSF Global Portfolio
Investment Objective: long-term growth of capital.
Principal Investment Policies: The Portfolio normally invests in equity and equity related securities in an allocation that is substantially similar to the composition of the Portfolio’s benchmark, the MSCI World Index (GD) (the Index). Equity and equity-related securities include common and preferred stock, other investment companies, (including exchange-traded funds (ETFs)), securities convertible into common stock, securities having common stock characteristics, futures contracts and other derivative instruments whose value is based on common stock, such as rights, warrants or options to purchase common stock.
In selecting investments for the assets of the Portfolio, PGIM Quantitative Solutions LLC (PGIM Quantitative Solutions), the subadviser to the Portfolio, utilizes a global, core equity strategy that seeks to outperform the benchmark Index while maintaining low tracking error relative to that Index. PGIM Quantitative Solutions employs an active, systematic stock selection process that focuses on a company’s intrinsic worth, and seeks to build a diversified portfolio of attractive stocks utilizing a proprietary risk framework that minimizes uncompensated risk.
In addition to direct investments in equity and equity related securities, the remainder of the Portfolio will invest in varying combinations of other pooled investment vehicles, including, open-end or closed end investment companies, ETFs, and unit investment trusts (collectively referred to as underlying portfolios). The underlying portfolios may or may not be affiliated with the Manager.
The selection of specific combinations of underlying portfolios for the Portfolio are determined by the Manager. The Manager will employ various quantitative and qualitative research methods to establish weighted combinations of underlying portfolios that are consistent with the neutral allocation for the Portfolio.
PSF PGIM JENNISON BLEND PORTFOLIO
Investment Objective: long term growth of capital.
Principal Investment Policies: In pursuing its investment objective, the Portfolio normally invests at least 80% of its assets (net assets plus any borrowings made for investment purposes) in common stock. The Portfolio primarily invests in the stock of companies with market capitalizations within the market capitalization range of the Russell 1000® Index (measured at the time of purchase). The market capitalization within the range will vary, but as of January 31, 2026, the weighted average market capitalization of companies included in the Russell 1000® Index was approximately $1.297 trillion, and the market capitalization of the largest company included in the Russell 1000® Index was approximately $4.645 trillion. In addition, the Portfolio may invest in mid- and small-capitalization companies.
The subadviser employs a bottom-up fundamental stock research process which sources the investment universe from its growth, value, and small/mid cap investment teams. The growth research team seeks companies with unique business models with sustained competitive advantages; catalysts that drive growth rates well above that of the market; superior financial characteristics; and attractive long-term valuations. The value research team seeks companies the team believes are being valued at a discount to their intrinsic value, seeking companies with attractive valuation metrics that are unique to that business, high levels of durability and viability of the business and good business models that are being mispriced. The small/mid cap research process is designed to capitalize on inefficiencies in small-cap asset classes, seeking companies with attractive valuations, strong competitive positions, quality management teams, demonstrated growth in sales and earnings, balance sheet flexibility and strength, and strong earnings growth prospects.
The subadviser employs a systematic portfolio construction process to incorporate its fundamental analysis with a systematic analysis of factors, such as stock price momentum and stock valuation. Incorporating information from both the subadviser’s fundamental and systematic analyses, the subadviser constructs a diversified portfolio with sector and risk factor exposures managed relative to the Russell 1000® Index, using a technique known generally as portfolio optimization.
Up to 20% of the Portfolio's investable assets may be invested in debt obligations, convertible and nonconvertible preferred stock and other equity-related securities. Up to 5% of these investable assets may be rated below investment grade. These securities are considered speculative and are sometimes referred to as “junk bonds.”

Up to 30% of the Portfolio's total assets may be invested in foreign securities, including money market instruments, equity securities and debt obligations. For these purposes, the Portfolio do not consider American Depositary Receipts and similar receipts or shares traded in US markets as foreign securities.
The subadviser may also pursue the following types of investment strategies and/or invest in the following types of securities:
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Derivatives aimed to enhance returns, manage exposure, or for cash management purposes. Derivatives include futures, options, swaps and swap options.
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Forward foreign currency exchange contracts.
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Purchase securities on a when-issued or delayed delivery basis.
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Short sales against-the-box.
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Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Trust in a joint repurchase account under an order obtained from the SEC.
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Equity and/or debt securities of REITs.
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Illiquid investments.
The Portfolio is managed by Jennison Associates LLC (Jennison).
PSF PGIM JENNISON VALUE PORTFOLIO
Investment Objective: to seek capital appreciation.
Principal Investment Policies: The subadviser will normally invest at least 65% of the Portfolio's total assets in equity and equity-related securities, with an emphasis on securities of large capitalization companies. The Portfolio defines large capitalization companies as those companies with market capitalizations, measured at the time of purchase, within the market capitalization of the Russell 1000® Value Index. As of January 31, 2026, the Russell 1000® Value Index had a weighted average market capitalization of $426 billion, and the largest company by market capitalization was $4.092 trillion.
The portfolio manager seeks companies that he believes are being valued at a discount to their intrinsic value. A company’s valuation is very important in this determination, as are the durability of a company’s free cash flow and earnings growth. A disciplined process to manage risk in both security selection and portfolio construction is a critical component of the value portfolio manager’s investment process. An ideal holding might have some or all of the following characteristics: attractive valuation metrics that are unique to that business; high levels of durability and sustainability of the business; good business models that are being mispriced; high returns on assets and/or equity; high free cash flow yields; management teams that are willing to make changes; something operationally wrong that can be fixed or is temporary. The subadviser may also buy equity-related securities—like bonds, corporate notes and preferred stock—that can be converted into a company’s common stock, the cash value of common stock or some other equity security.
The following four factors generally will lead the value team to eliminate a holding or reduce the weight of the position in the portfolio: (1) the balance between the team's estimate of a stock's upside and downside becomes neutral or unfavorable (stated differently, the stock's valuation is realized or exceeded); (2) a more attractive portfolio candidate emerges; (3) our investment thesis is invalidated by subsequent events; or (4) a company trades below our downside price target.
Up to 35% of the Portfolio's total assets may be invested in debt obligations and non-convertible preferred stock. When acquiring these types of securities, the subadviser usually invests in obligations rated A or better by S&P, Moody's, or Fitch. The subadviser may also invest in obligations rated as low as CC by S&P or Fitch or Ca by Moody's. These securities are considered speculative and are often referred to as “junk bonds.” The subadviser may also invest in instruments that are not rated, but which the subadviser believes are of comparable quality to the instruments described above.

Up to 30% of the Portfolio's total assets may be invested in foreign securities, including money market instruments, equity securities and debt obligations. For these purposes, the subadviser does not consider ADRs and similar receipts or shares traded in US markets as foreign securities.
Up to 25% of the Portfolio's total assets may be invested in securities issued by REITs.
The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:
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Derivatives aimed to enhance returns, manage exposure, or for cash management purposes. Derivatives include futures, options, swaps and swap options.
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Purchase and sell ETFs and foreign currencies.
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Forward foreign currency exchange contracts.
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Purchase securities on a when-issued or delayed delivery basis.
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Short sales against-the-box.
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Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Trust in a joint repurchase account under an order obtained from the SEC.
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Equity and/or debt securities issued by REITs.
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Illiquid investments.
Under normal circumstances, the Portfolio may invest up to 35% of its total assets in high-quality money market instruments.
The Portfolio is managed by Jennison.
PSF PGIM TOTAL RETURN BOND PORTFOLIO
Investment Objective: a high level of income over a longer term while providing reasonable safety of capital.
Principal Investment Policies: In pursuing its investment objective, the Portfolio normally invests at least 80% of its assets (net assets plus any borrowings made for investment purposes) in bonds. The subadviser normally invests at least 70% of the Portfolio’s investable assets in investment grade debt obligations and high-quality money market investments. The Portfolio will normally invest in intermediate and long-term debt obligations, but will adjust the mix of its short-term, intermediate-term and long-term debt obligations in an attempt to benefit from price appreciation when interest rates go down and to incur smaller declines when interest rates go up. The Portfolio will not change this policy unless it provides 60 days prior written notice to contract owners.
In managing the Portfolio’s assets, the subadviser uses a combination of top-down economic analysis and bottom-up research in conjunction with proprietary quantitative models and risk management systems. In the top-down economic analysis, the subadviser develops views on economic, policy and market trends by continually evaluating economic data that affect the movement of markets and securities prices. This top-down macroeconomic analysis is integrated into the subadviser’s bottom-up research which informs security selection. In its bottom-up research, the subadviser develops an internal rating and outlook on issuers. The rating and outlook are determined based on a thorough review of the financial health and trends of the issuer, which include a review of the composition of revenue, profitability, cash flow margin, and leverage.
The subadviser may also consider investment factors, such as expected total return, yield, spread, and potential for price appreciation, as well as credit quality, maturity and risk. The Portfolio may invest in a security based upon the expected total return, rather than the yield of such security.
The subadviser may also utilize proprietary quantitative tools to support relative value trading and asset allocation for portfolio management as well as various risk models to support risk management.

In general, the value of debt obligations moves in the opposite direction as interest rates—if a bond is purchased and then interest rates go up, newer bonds will be worth more relative to existing bonds because they will have a higher rate of interest. The subadviser will adjust the mix of the Portfolio’s short-term, intermediate-term and long-term debt obligations in an attempt to benefit from price appreciation when interest rates go down and to incur smaller declines when interest rates go up.
Investment grade debt securities are those that major rating services, like S&P, Moody's, or Fitch, have rated within one of their four highest rating categories. The subadviser may also invest up to 30% of the Portfolio’s investable assets in lower rated securities which are riskier and considered speculative. These securities are sometimes referred to as “junk bonds.” The subadviser may also invest in instruments that are not rated, but which we believe are of comparable quality to the instruments described above. Debt obligations are basically written promises to repay a debt. The terms of repayment vary among the different types of debt obligations, as do the commitments of other parties to honor the obligations of the issuer of the security. The types of debt obligations in which the Portfolio may invest include US Government securities, mortgage-related securities, asset-backed securities, and corporate bonds.
The Portfolio may invest without limit in debt obligations issued or guaranteed by the US Government and government-related entities. An example of a debt security that is backed by the full faith and credit of the US Government is an obligation of Ginnie Mae. In addition, we may invest in US Government securities issued by other government entities, like Fannie Mae and Sallie Mae, which are not backed by the full faith and credit of the US Government. Instead, these issuers have the right to borrow from the US Treasury to meet their obligations. The Portfolio may also invest in the debt securities of other government-related entities, like the Farm Credit System, which depend entirely upon their own resources to repay their debt.
The subadviser may invest up to 20% of the Portfolio's total assets in debt securities issued outside the US by US or foreign issuers whether or not such securities are denominated in the US dollar.
The Portfolio may also invest in convertible debt warrants and convertible and non-convertible preferred stock of any rating. The Portfolio will not acquire any common stock except by converting a convertible security or exercising a warrant or through a restructuring. No more than 10% of the Portfolio's total assets will be held in common stocks, and those will usually be sold as soon as a favorable opportunity arises. The Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions to earn income.
The subadviser may also invest in loans or assignments arranged through private negotiations between a corporation which is the borrower and one or more financial institutions that are the lenders.
The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:
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CDOs (including collateralized loan obligations) and other credit-related asset-backed securities. No more than 20% of the Portfolio's net assets may be invested in CDOs. Within this limitation, the Portfolio will primarily invest in CDOs rated AAA or AA by a major rating service.
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Derivatives aimed to enhance returns, manage exposure, or for cash management purposes. Derivatives include futures, options, swaps and swap options.
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Forward foreign currency exchange contracts; and purchase securities on a when-issued or delayed delivery basis.
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Short sales. No more than 25% of the Portfolio's net assets may be used as collateral or segregated for purposes of securing a short sale obligation. The Portfolio may also enter into short sales against-the-box.
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Credit-linked securities, which may be linked to one or more underlying credit default swaps.
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Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Trust in a joint repurchase account under an order obtained from the SEC. The Portfolio may also invest up to 30% of its net assets in reverse repurchase agreements and dollar rolls.
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Illiquid investments.
The Portfolio is managed by PGIM Fixed Income.

MORE DETAILED INFORMATION ABOUT OTHER INVESTMENTS & STRATEGIES USED BY THE PORTFOLIOS
Additional Investments & Strategies
In addition to the principal investment strategies described above, a Portfolio may invest in the following types of securities and/or use the following investment strategies to increase returns or protect Portfolio assets if market conditions warrant.
American Depositary Receipts (ADRs)—Certificates representing the right to receive foreign securities that have been deposited with a US bank or a foreign branch of a US bank.
Asset-Backed Securities—An asset-backed security is a type of pass-through instrument that pays interest based upon the cash flow of an underlying pool of assets, such as automobile loans, or credit card receivables. Asset-backed securities may also be collateralized by a portfolio of corporate bonds, including junk bonds, or other securities.
Collateralized Debt Obligations (CDOs)—A CDO is a security backed by an underlying portfolio of debt obligations, typically including one or more of the following types of investments: high yield securities, investment grade securities, bank loans, futures or swaps. A CDO provides a single security that has the economic characteristics of a diversified portfolio. The cash flows generated by the collateral are used to pay interest and principal to investors.
Collateralized Loan Obligations (CLOs)—A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, as well as loans rated below investment grade or equivalent unrated loans. The risks of an investment in a CLO depend largely on the quality of the underlying loans and may be classified by the Portfolio as illiquid investments.
Convertible Debt and Convertible Preferred Stock—A convertible security is a security—for example, a bond or preferred stock—that may be converted into common stock, the cash value of common stock, or some other security of the same or different issuer. The convertible security sets the price, quantity of shares, and time period in which it may be so converted. Convertible stock is senior to a company's common stock but is usually subordinated to debt obligations of the company. Convertible securities provide a steady stream of income which is generally at a higher rate than the income on the company's common stock but lower than the rate on the company's debt obligations. At the same time, convertible securities offer—through their conversion mechanism—the chance to participate in the capital appreciation of the underlying common stock. The price of a convertible security tends to increase and decrease with the market value of the underlying common stock.
Credit Default Swaps—In a credit default swap, a Portfolio and another party agree to exchange payment of the par (or other agreed-upon) value of a referenced debt obligation in the event of a default on that debt obligation in return for a periodic stream of payments over the term of the contract provided no event of default has occurred. See also “Swaps” defined below.
Credit-Linked Securities—Credit linked securities are securities that are collateralized by one or more credit default swaps on corporate credits. A Portfolio has the right to receive periodic interest payments from the issuer of the credit-linked security at an agreed-upon interest rate and a return of principal at the maturity date. See also “Credit Default Swaps” defined above.
Depositary Receipts—A Portfolio may invest in the securities of foreign issuers in the form of Depositary Receipts or other securities convertible into securities of foreign issuers. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. American Depositary Receipts (ADRs) and American Depositary Shares (ADSs) are receipts or shares typically issued by an American bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. European Depositary Receipts (EDRs) are receipts issued in Europe that evidence a similar ownership arrangement. Global Depositary Receipts (GDRs) are receipts issued throughout the world that evidence a similar arrangement.

Generally, ADRs and ADSs, in registered form, are designed for use in the US securities markets, and EDRs, in bearer form, are designed for use in European securities markets. GDRs are tradable both in the United States and in Europe and are designed for use throughout the world. A Portfolio may invest in unsponsored Depositary Receipts. The issuers of unsponsored Depositary Receipts are not obligated to disclose material information in the United States, and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the Depositary Receipts. Depositary Receipts are generally subject to the same risks as the foreign securities that they evidence or into or for which they may be converted or exchanged. Investments in Depositary Receipts may be less liquid and more volatile than the underlying securities in their primary trading market.
Derivatives—A derivative is an instrument that derives its price, performance, value, or cash flow from one or more underlying securities or other instruments. Derivatives involve costs and can be volatile. With derivatives, the investment adviser tries to predict whether the underlying interest—a security, market index, currency, interest rate, or some other benchmark—will go up or down at some future date. A Portfolio may use derivatives to try to reduce risk or to increase return consistent with the Portfolio's overall investment objective or to achieve investment and economic exposure to certain securities and investments. A Subadviser will consider other factors (such as cost) in deciding whether to employ any particular strategy, or use any particular instrument. Any derivatives used may not fully offset a Portfolio's underlying positions and this could result in losses to the Portfolio that would not otherwise have occurred.
Dollar Rolls—Dollar rolls involve the sale by a Portfolio of a security for delivery in the current month with a promise to repurchase from the buyer a substantially similar—but not necessarily the same—security at a set price and date in the future. During the “roll period,” the Portfolio does not receive any principal or interest on the security. Instead, it is compensated by the difference between the current sales price and the price of the future purchase, as well as any interest earned on the cash proceeds from the original sale. In a dollar roll, the Portfolio takes the risk that: (i) the market price of the mortgage-backed securities will drop below their future repurchase price; (ii) the securities that it repurchases at a later date will have less favorable market characteristics; (iii) the other party to the agreement will not be able to perform; (iv) the roll adds leverage to the Portfolio; and (v) the roll increases the Portfolio's sensitivity to interest rate changes. In addition, investments in dollar rolls may increase the portfolio turnover rate of the Portfolio.
Energy Companies—Companies that are involved in oil or gas exploration, production, refining or marketing, or any combination of the above are greatly affected by the prices and supplies of raw materials such as oil or gas. The earnings and dividends of energy companies can fluctuate significantly as a result of international economics, politics and regulation.
Equity Swaps—In an equity swap, a Portfolio and another party agree to exchange cash flow payments that are based on the performance of equities or an equity index. See also “Swaps” defined below.
Event-Linked Bonds—Event-linked bonds are fixed income securities for which the return of principal and payment of interest is contingent on the non-occurrence of a specific “trigger” event, such as a hurricane, earthquake, or other physical or weather-related phenomenon. If a trigger event occurs, a Portfolio may lose a portion or all of its principal invested in the bond. Event-linked bonds often provide for an extension of maturity to process and audit loss claims where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. Event-linked bonds may also expose a Portfolio to certain unanticipated risks including credit risk, and adverse regulatory or jurisdictional interpretations. Event-linked bonds may also be subject to liquidity risk.
Exchange-Traded Funds (ETFs)—If a Portfolio’s principal investment strategy indicates that the Portfolio invests in ETFs, the Portfolio may invest more of its total assets in ETFs under normal market conditions.
An investment in an ETF generally presents the same primary risks as an investment in a conventional mutual fund (i.e., one that is not exchange-traded) that has the same investment objective, strategies and policies. The price of an ETF can fluctuate up or down, and a Portfolio could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs may be subject to the following risks that do not apply to conventional mutual funds: (i) the market price of an ETF’s shares may trade above or below their net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; or (iii) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange or the activation of market-wide “circuit breakers’’ (which are tied to large decreases in stock prices) halts stock trading generally.
An allocation to ETFs managed by an affiliate results in incremental revenues to Prudential. To the extent a Portfolio subadviser invests in an affiliated ETF that is managed by PGIM Investments, PGIM Investments will waive its management fee in an amount equal to the underlying ETF’s management/advisory fee. Further, if the subadviser to the Portfolio also subadvises the affiliated ETF, the subadviser will waive its subadvisory fee in an amount equal to the underlying ETF’s subadvisory fee.
Financial Services Companies—Financial services companies are subject to extensive government regulation that may affect their profitability in many ways, including by limiting the amount and types of loans and other commitments they can make, and the interest rates and fees they can charge. A financial services company’s profitability, and therefore its stock price, is especially sensitive to interest rate changes as well as the ability of borrowers to repay their loans. Changing regulations, continuing consolidations, and development of new products and structures all are likely to have a significant impact on financial services companies.
Foreign Currency Forward Contracts—A foreign currency forward contract is an obligation to buy or sell a given currency on a future date at a set price. When a Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when a Portfolio anticipates the receipt in a foreign currency of dividends or interest payments on a security which it holds, the Portfolio may desire to ”lock-in“ the US dollar price of the security or the US dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for a fixed amount of dollars, for the purchase or sale of the amount of foreign currency involved in the underlying transactions, the Portfolio will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the US dollar and the foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received. At the maturity of a forward contract, a Portfolio may either sell the security and make delivery of the foreign currency or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an ”offsetting“ contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.
Futures Contracts—A futures contract is an agreement to buy or sell a set quantity of an underlying product at a future date, or to make or receive a cash payment based on the value of a securities index. When a futures contract is entered into, a Portfolio deposits collateral with a futures commission merchant. This is known as the ”initial margin.“ The amount of initial margin required to be deposited is set by the exchange on which the contract is listed, subject to increase by the futures commission merchant, and is equal to a percentage, typically 3-12%, of the notional amount of the futures contract. Every day during the futures contract, a Portfolio will make or receive payments equal to the change in the mark-to-market value of the futures contract, known as ”variation margin.“ A stock index futures contract is an agreement between the buyer and the seller of the contract to transfer an amount of cash equal to the daily variation margin of the contract. No physical delivery of the underlying stocks in the index is made.
Global Depositary Receipts (GDRs)—GDRs are receipts issued by a non-US financial institution evidencing ownership of underlying foreign securities and are usually denominated in foreign currencies. They may not be denominated in the same currency as the securities they represent. Generally, GDRs are designed for use in the foreign securities markets. Investments in GDRs involve certain risks unique to foreign investments. These risks are set forth in the section entitled “Foreign Investment Risk” in the Principal Risks section below.

Healthcare Technology Companies—These companies will be affected by government regulatory requirements, regulatory approval for new drugs and medical products, patent considerations, product liability, and similar matters. In addition, this industry is characterized by competition and rapid technological developments that may make a company’s products or services obsolete in a short period of time.
Illiquid Investments—An “illiquid investment” is an investment that a Portfolio reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Each Portfolio (other than the PSF PGIM Government Money Market Portfolio) may not acquire any “illiquid investment” if, immediately after the acquisition, the Portfolio would have invested more than 15% of its net assets in illiquid investments that are assets. The PSF PGIM Government Money Market Portfolio may invest up to 5% of its net assets in illiquid investments. Each Portfolio may purchase certain restricted securities that can be resold to institutional investors and that may be determined to be liquid pursuant to procedures adopted by the Trust on behalf of the Portfolios. Those securities are not subject to the 15% and 5% limits. The 15% and 5% limits are applied as of the date the Portfolio purchases an illiquid investment. In the event the market value of a Portfolio's (other than the PSF PGIM Government Money Market Portfolio) illiquid investments exceeds the 15% limit due to an increase in the aggregate value of its illiquid investments and/or a decline in the aggregate value of its other investments, the Portfolio must take steps to bring its illiquid investments that are assets to or below 15% of its net assets within a reasonable period of time. If the PSF PGIM Government Money Market Portfolio were to exceed the 5% limit, the subadviser(s) would take prompt action to reduce the Portfolio’s holdings in illiquid investments to no more than 5% of its net assets, as required by applicable law.
Inflation-Indexed Securities—Inflation-indexed securities have a tendency to react to changes in real interest rates. Real interest rates represent nominal (stated) interest rates lowered by the anticipated effect of inflation. In general, the price of an inflation-indexed security can decrease when real interest rates increase, and can increase when real interest rates decrease. Interest payments on inflation indexed securities will fluctuate as the principal and/or interest is adjusted for inflation and can be unpredictable. Any increase in the principal amount of an inflation-protected debt security will be considered taxable ordinary income for US federal income tax purposes, even though investors, such as a Portfolio, do not receive their principal until maturity.
Interest Rate Swaps—In an interest rate swap, a Portfolio and another party agree to exchange interest payments. For example, the Portfolio may wish to exchange a floating rate of interest for a fixed rate. See also “Swaps” defined below.
Investments in Affiliated Funds—A Portfolio may invest its assets in affiliated funds, as an efficient means to gain exposure to certain asset classes or investment strategies when carrying out its investment strategies. Such underlying affiliated funds are registered investment companies under the 1940 Act. A Portfolio can invest its free cash balances in the underlying affiliated funds to obtain income on short-term cash balances while awaiting attractive investment opportunities, to provide liquidity in preparation for anticipated redemptions, for defensive purposes, or as an efficient means to gain exposure to certain asset classes or investment strategies when carrying out its investment strategies. Such an investment could also allow a Portfolio to obtain the benefits of a more diversified portfolio available in the affiliated funds than might otherwise be available through direct investments in those asset classes, and will subject the Portfolio to the risks associated with the particular asset class. As a shareholder in underlying affiliated funds, a Portfolio will pay its proportional share of the expenses of such underlying affiliated funds. Management fees of either a Portfolio or an affiliated fund in which it invests, as applicable, will be waived, so that shareholders of the Portfolio are not paying management fees of both the Portfolio and the underlying affiliated fund. The investment results of the portions of a Portfolio’s assets invested in underlying affiliated funds will be based on the investment results of such underlying affiliated funds.
Joint Repurchase Account—In a joint repurchase transaction, uninvested cash balances of various Portfolios are added together and invested in one or more repurchase agreements. Each of the participating Portfolios receives a portion of the income earned in the joint account based on the percentage of its investment.

Loans and Assignments—Loans are privately negotiated between a corporate borrower and one or more financial institutions. A Portfolio acquires interests in loans directly (by way of assignment from the selling institution) or indirectly (by way of the purchase of a participation interest from the selling institution). Purchasers of loans depend primarily upon the creditworthiness of the borrower for payment of interest and repayment of principal. If scheduled interest or principal payments are not made, the value of the instrument may be adversely affected. Interests in loans are also subject to additional liquidity risks. Loans are not generally traded in organized exchange markets but are traded by banks and other institutional investors engaged in loan syndications. Consequently, the liquidity of a loan will depend on the liquidity of these trading markets at the time that a Portfolio sells the loan.
In assignments, a Portfolio will have no recourse against the selling institution, and the selling institution generally makes no representations about the underlying loan, the borrowers, the documentation or the collateral. In addition, the rights against the borrower that are acquired by the Portfolio may be more limited than those held by the assigning lender.
Master Limited Partnerships (MLPs)—MLP investments may include, but are not limited to: MLPs structured as LPs or LLCs; MLPs that are taxed as “C” corporations for US federal income tax purposes; I-Units issued by MLP affiliates; parent companies of MLPs; shares of companies owning MLP general partnership interests and other securities representing indirect beneficial ownership interests in MLP common units; “C” corporations that hold significant interests in MLPs; and other equity and fixed income securities and derivative instruments, including pooled investment vehicles and exchange traded products, that provide exposure to MLP investments. MLPs generally own and operate assets that are used in the energy sector, including assets used in exploring, developing, producing, generating, transporting (including marine), transmitting, terminal operation, storing, gathering, processing, refining, distributing, mining, or marketing of natural gas, natural gas liquids, crude oil, refined products, coal or electricity, or that provide energy related equipment or services. A Portfolio’s MLP investments may be of any capitalization size.
Mortgage-Related Securities—Mortgage-related securities are usually pass-through instruments that pay investors a share of all interest and principal payments from an underlying pool of fixed or adjustable-rate mortgages. The Portfolios may invest in mortgage-related securities issued and guaranteed by the US Government or its agencies and mortgage-backed securities issued by government sponsored enterprises (GSEs) such as Fannie Mae, Ginnie Mae and Freddie Mac. GSE debt may not be backed by the full faith and credit of the United States. The Portfolios may also invest in private mortgage-related securities that are not guaranteed by US Governmental entities yet generally have one or more types of credit enhancement to ensure timely receipt of payments and to protect against default. The Portfolios may invest in mortgage-related securities that are backed by a pool or pools of loans that are originated and/or serviced by an entity affiliated with the investment manager or subadviser(s).
Mortgage-related securities include CMO’s, multi-class pass through securities and stripped mortgage-backed securities. A CMO is a security backed by an underlying portfolio of mortgages or mortgage-backed securities that may be issued or guaranteed by entities such as banks, US Governmental entities or broker-dealers. A multi-class pass-through security is an equity interest in a trust composed of underlying mortgage assets.
Payments of principal and interest on the mortgage assets and any reinvestment income provide the money to pay debt service on the CMO or to make scheduled distributions on the multi-class pass-through security. An MBS strip may be issued by US Governmental entities or by private institutions. MBS strips take the pieces of a debt security (principal and interest) and break them apart. The resulting securities may be sold separately and may perform differently. MBS strips are highly sensitive to changes in prepayment and interest rates.
Non-Voting Depositary Receipts (NVDRs)—NVDRs are listed securities on the Stock Exchange of Thailand through which investors receive the same financial benefits as those who invest directly in a company’s ordinary shares; however, unlike ordinary shareholders, NVDR holders cannot be involved in company decision-making. NVDRs are designed for use in the Thailand securities market. Investments in NVDRs involve certain risks unique to foreign investments. These risks are set forth in the section entitled “Foreign Investment Risk” in the Principal Risks section below.

Options—A call option on stock is a short-term contract that gives the option purchaser or “holder” the right to acquire a particular equity security for a specified price at a particular time on a specified date or at any time during a specified period depending upon the style of the option. For this right, the option purchaser pays the option seller a certain amount of money or “premium” which is set before the option contract is entered into. The seller or “writer” of the option is obligated to deliver the particular security if the option purchaser exercises the option. A put option on stock is a similar contract. In a put option, the option purchaser has the right to sell a particular security to the option seller for a specified price at a particular time on a specified date or at any time during a specified period depending upon the style of the option. In exchange for this right, the option purchaser pays the option seller a premium. Options on debt securities are similar to stock options except that the option holder has the right to acquire or sell a debt security rather than an equity security. Options on stock indexes are similar to options on stocks, except that instead of giving the option holder the right to receive or sell a stock, it gives the holder the right to receive an amount of cash if the closing level of the stock index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash the holder will receive is determined by multiplying the difference between the index's closing price and the option's exercise price, expressed in dollars, by a specified “multiplier.” Unlike stock options, stock index options are always settled in cash, and gain or loss depends on price movements in the stock market generally (or a particular market segment, depending on the index) rather than the price movement of an individual stock.
Participation Notes (P-Notes)—P-Notes are a type of equity-linked derivative that generally are traded over-the-counter. Even though a P-Note is intended to reflect the performance of the underlying equity securities, the performance of a P-Note will not replicate exactly the performance of the issuers or markets that the P-Note seeks to replicate due to transaction costs and other expenses. Investments in P-Notes involve risks normally associated with a direct investment in the underlying securities. In addition, P-Notes are subject to counterparty risk, which is the risk that the broker-dealer or bank that issues the P-Notes will not fulfill its contractual obligation to complete the transaction with a Portfolio.
Prepayment—Debt securities are subject to prepayment risk when the issuer can “call” the security, or repay principal, in whole or in part, prior to the security’s maturity. When a Portfolio reinvests the prepayments of principal it receives, it may receive a rate of interest that is lower than the rate on the existing security, potentially lowering the Portfolio’s income, yield and its distributions to shareholders. Securities subject to prepayment may offer less potential for gains during a declining interest rate environment and have greater price volatility. Prepayment risk is greater in periods of falling interest rates.
Private Investments in Public Equity (PIPEs)—A PIPE is an equity security in a private placement that is issued by issuers who have outstanding, publicly-traded equity securities of the same class. Shares in PIPEs generally are not registered with the SEC until after a certain time period from the date the private sale is completed. This restricted period can last many months. Until the public registration process is completed, PIPEs are restricted as to resale and a Portfolio cannot freely trade the securities. Generally, such restrictions and other relevant market, trading and investment-specific considerations cause the PIPEs to be classified as illiquid investments during this time. PIPEs may contain provisions that the issuer will pay specified financial penalties to the holder if the issuer does not publicly register the restricted equity securities within a specified period of time, but there is no assurance that the restricted equity securities will be publicly registered, or that the registration will remain in effect.
Real Estate Investment Trusts (REITs)—A REIT is a company that manages a portfolio of real estate to earn profits for its shareholders. Some REITs acquire equity interests in real estate and then receive income from rents and capital gains when the buildings are sold. Other REITs lend money to real estate developers and receive interest income from the mortgages. Some REITs invest in both types of interests.
Repurchase Agreements—In a repurchase transaction, a Portfolio agrees to purchase certain securities and the seller agrees to repurchase the same securities at an agreed upon price on a specified date. This creates a fixed return for the Portfolio, and functions as a loan by the Portfolio.

Reverse Repurchase Agreements—In a reverse repurchase transaction, a Portfolio sells a security it owns and agrees to buy it back at a set price and date. During the period the security is held by the other party, the Portfolio may continue to receive principal and interest payments on the security.
Short Sales—In a short sale, a Portfolio sells a security it does not own to take advantage of an anticipated decline in the stock's price. A Portfolio borrows the stock for delivery and if it can buy the stock later at a lower price, a profit results. A Portfolio that sells a security short in effect borrows and then sells the security with the expectation that it will later repurchase the security at a lower price and then return the amount borrowed with interest. In contrast, when a Portfolio buys a security long, it purchases the security with cash with the expectation that it later will sell the security at a higher price. A Portfolio that enters into short sales exposes the Portfolio to the risk that it will be required to buy the security sold short (also known as “covering” the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Portfolio. Theoretically, the amount of these losses can be unlimited. Although a Portfolio may try to reduce risk by holding both long and short positions at the same time, it is possible that the Portfolio's securities held long will decline in value at the same time that the value of the Portfolio's securities sold short increases, thereby increasing the potential for loss.
Short Sales Against-the-Box—A short sale against-the-box involves selling a security that a Portfolio owns, or has the right to obtain without additional costs, for delivery at a specified date in the future. A Portfolio may make a short sale against the box to hedge against anticipated declines in the market price of a portfolio security. If the value of the security sold short increases instead, the Portfolio loses the opportunity to participate in the gain.
Swap Options—A swap option (known as a “swaption”) is a contract that gives a counterparty the right (but not the obligation) to enter into a swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement at some designated future time on specified terms. See also “Options” defined above.
Swaps—Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. Credit Default Swaps, Equity Swaps, Interest Rate Swaps, and Total Return Swaps are four types of swap agreements.
Temporary Defensive Investments—In response to adverse or unstable market, economic, political, or other conditions or to satisfy redemptions, a Portfolio may take a temporary defensive position and invest up to 100% of its assets in money market instruments, including short-term obligations of, or securities guaranteed by, the US Government, its agencies or instrumentalities, or in high-quality obligations of banks and corporations, repurchase agreements, or hold up to 100% of its assets in cash, cash equivalents or shares of money market or short-term bond funds. Investing heavily in these securities may limit a Portfolio’s ability to pursue or achieve its investment objective and could reduce the benefit to the Portfolio from any upswing in the market, but can help to preserve the value of the Portfolio’s assets during adverse or unstable environments. The use of temporary defensive investments may be inconsistent with a Portfolio’s investment objective.
Total Return Swaps—In a total return swap, payment (or receipt) of an index's total return is exchanged for the receipt (or payment) of a floating interest rate. See also “Swaps” defined above.
Unrated Debt Securities—Unrated debt securities may be determined by the Manager to be of comparable quality to rated securities which a Portfolio may purchase. In making ratings determinations, the Manager may take into account different factors than those taken into account by rating agencies, and the Manager’s rating of a security may differ from the rating that a rating agency may have given the same security. Unrated debt securities may pay a higher interest rate than such rated debt securities and be subject to a greater risk of decreased liquidity or price changes. Less public information is typically available about unrated securities or issuers.

Utilities Industry—Utility company equity securities, which are generally purchased for their dividend yield, historically have been sensitive to interest rate movements: when interest rates have risen, the stock prices of these companies have tended to fall. In some states, utility companies and their rates are regulated; other states have moved to deregulate such companies thereby causing non-regulated companies’ returns to generally be more volatile and more sensitive to changes in revenue and earnings. Certain utilities companies face risks associated with the operation of nuclear facilities for electric generation, including, among other considerations, litigation, the problems associated with the use of radioactive materials and the effects of natural or man-made disasters. In general, all utility companies may face additional regulation and litigation regarding their power plant operations; increased costs from new or greater regulation of these operations; the need to purchase expensive emissions control equipment or new operations due to regulations; and the availability and cost of fuel, all of which may lower their earnings.
When-Issued and Delayed Delivery Securities—With when-issued or delayed delivery securities, the delivery and payment can take place a month or more after the date of the transaction. A Portfolio will make commitments for when-issued transactions only with the intention of actually acquiring the securities. A Portfolio's custodian will maintain in a segregated account, liquid assets having a value equal to or greater than such commitments. If a Portfolio chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other security, incur a gain or loss.
Except for the PSF PGIM Government Money Market Portfolio, each Portfolio also follows certain policies when it borrows money (each Portfolio may borrow up to 5% of the value of its total assets); lends its securities; and holds illiquid investments (a Portfolio may hold up to 15% of its net assets in illiquid investments, which may include securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days). If a Portfolio were to exceed this limit, the Portfolio must take steps to bring its illiquid investments that are assets to or below 15% of its net assets within a reasonable period of time. A Portfolio is subject to certain investment restrictions that are fundamental policies, which means they cannot be changed without shareholder approval. For more information about these restrictions, see the SAI.
The PSF PGIM Government Money Market Portfolio also follows certain policies when it borrows money (the Portfolio may borrow up to 5% of the value of its total assets) and holds illiquid investments (the Portfolio may hold up to 5% of its net assets in illiquid investments, which may include securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days). If the Portfolio were to exceed this limit, the subadviser would take prompt action to reduce the Portfolio's holdings in illiquid investments to no more than 5% of its net assets, as required by applicable law. The Portfolio is subject to certain investment restrictions that are fundamental policies, which means they cannot be changed without shareholder approval. For more information about these restrictions, see the SAI.
We will consider other factors (such as cost) in deciding whether to employ any particular strategy or use any particular instrument. For more information about these strategies, see the SAI.

PRINCIPAL RISKS
An investment or type of security specifically identified in this Prospectus generally reflects a principal investment. A Portfolio also may invest in or use certain other types of investments and investing techniques that are described in the SAI. An investment or type of security only identified in the SAI typically is treated as a non-principal investment. The risks identified below are the principal risks of investing in the Portfolios. The Summary section for each Portfolio lists the principal risks applicable to that Portfolio. This section provides more detailed information about each risk. Each Portfolio may be subject to additional risks other than those identified and described below because the types of investments made by a Portfolio can change over time. The order of the below risk factors does not indicate the significance of any particular risk factor. For Portfolios that invest in a combination of underlying investment companies and other underlying portfolios, a Portfolio may be exposed to these risks directly through securities and other investments held directly by the Portfolio or indirectly through investments made by underlying portfolios in which the Portfolio invests.
All investments have risks to some degree and it is possible that you could lose money by investing in the Portfolios. An investment in a Portfolio is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Portfolios make every effort to achieve their objectives, the Portfolios cannot guarantee success.
In addition, each Portfolio reserves the right to discontinue offering shares at any time, to merge or reorganize itself, or to cease operations and liquidate at any time.
Active Trading Risk. The Portfolio actively and frequently trades its portfolio securities. High portfolio turnover results in higher transaction costs, which can affect the Portfolio’s performance and have adverse tax consequences. In addition, high portfolio turnover may also mean that a proportionately greater amount of distributions to shareholders will be taxed as ordinary income rather than long-term capital gains compared to investment companies with lower portfolio turnover.
AI Technologies Development Risk. Artificial intelligence, including machine learning technology and generative artificial intelligence (collectively, “artificial intelligence”), is rapidly evolving. While the full extent of current or future risks related thereto is not possible to predict, artificial intelligence could significantly disrupt the business models and markets in which the Portfolio invests and subject the Portfolio or issuers in which it invests to increased competition, legal and regulatory risks and compliance costs, any of which could have a material adverse effect on the Portfolio or the business, financial condition and results of operations of the issuers in which it invests.  The Portfolio, the Portfolio’s Manager, Subadviser(s), distributor, and other service providers, or the issuers of securities in which the Portfolio invests may utilize artificial intelligence technologies in business operations. It is possible that the information provided through the use of artificial intelligence could be insufficient, incomplete, inaccurate or biased, or constitute infringement of third-party intellectual property rights, leading to adverse effects for a Portfolio, including, potentially, operational errors, cybersecurity vulnerabilities and investment losses. Moreover, technological developments in, and the increasingly widespread use of, artificial intelligence technologies may pose risks to the Manager and the Portfolios. For instance, the Portfolio may also be exposed to competitive risks related to the adoption of artificial intelligence or other new technologies by others within industry. In addition, investments in technology systems and artificial intelligence by the Manager may not deliver the benefits the Portfolio expects. The economy may be significantly impacted by the advanced development and increased regulation of artificial intelligence technologies. As artificial intelligence technologies are used more widely, the profitability and growth of a Portfolio’s holdings may be impacted, which could significantly impact the overall performance of the Portfolio. The legal and regulatory frameworks within which artificial intelligence technologies operate continue to rapidly evolve, and it is not possible to predict the full extent of current or future risks related thereto.
Adjustable and Floating-Rate Securities Risk. The value of adjustable and floating-rate securities may lag behind the value of fixed-rate securities when interest rates change. Adjustable and floating rate securities generally are less sensitive to interest rate changes, but may decline in value if their interest rates do not rise as much or as quickly as interest rates in general. Conversely, adjustable and floating-rate securities generally will not increase in value as much as fixed rate debt instruments if interest rates decline. Adjustable and floating-rate securities are also subject to credit risk, market risk, and interest rate risk. In addition, the absence of an active market for these securities could make it difficult for the Portfolio to dispose of them if the issuer defaults.
Asset-Backed and/or Mortgage-Backed Securities Risk. Asset-backed and mortgage-backed securities primarily are fixed income securities that represent an interest in an underlying pool of assets, such as credit card receivables or, in the case of mortgage-backed securities, mortgage loans on residential and/or commercial real estate. Asset-backed and mortgage-backed securities are subject to interest rate risk, credit risk, and liquidity risk, which are further described under Fixed Income Securities Risk.
Asset-backed and mortgage-backed securities may also be subject to prepayment and extension risks. In a period of declining interest rates, borrowers may repay principal on mortgages or other loan obligations underlying a security more quickly than anticipated, which may require a Portfolio to reinvest the repayment proceeds in securities that pay lower interest rates (prepayment risk). In a period of rising interest rates, prepayments may occur at a slower rate than expected, which may prevent a Portfolio from reinvesting repayment proceeds in securities that pay higher interest rates (extension risk). The more a Portfolio invests in longer-term asset-backed securities, the more likely it will be affected by changes in interest rates, which may result in lower than anticipated yield-to-maturity and expected returns as well as reduced market value of such securities.
Mortgage-backed securities are a specific type of asset-backed security—one backed by mortgage loans on residential and/or commercial real estate. Therefore, they also have risks related to real estate, including significant sensitivity to changes in real estate prices and interest rates and, in the case of commercial mortgages, office and factory occupancy rates. Mortgage-backed securities issued by private non-government entities are subject to the risks that the underlying mortgage borrowers fail to make timely payments of interest and principal and that any guarantee or other structural feature, if present, is insufficient to enable the timely payment of interest and principal on the mortgage-backed securities. Moreover, securities backed by mortgages issued by private, non-government issuers may experience higher rates of default on the underlying mortgages than government-issued mortgages because private issuer mortgage loans often do not meet the underwriting standards of government-issued mortgages. Private issuer mortgage-backed securities may include loans on commercial or residential properties. Although certain mortgage-backed securities issued by private non-government entities are guaranteed as to timely payment of interest and principal by a government-sponsored entity, the market price for such securities is not guaranteed and will fluctuate. Asset-backed securities backed by sub-prime mortgage loans expose a Portfolio to potentially greater declines in value due to defaults because sub-prime mortgage loans are typically made to less creditworthy borrowers and thus have a greater risk of default than conventional mortgage loans.
A Portfolio may invest in securities issued or guaranteed by the US Government or its agencies and instrumentalities, such as Ginnie Mae, Fannie Mae, or Freddie Mac. Unlike Ginnie Mae securities, securities issued or guaranteed by US Government-related organizations such as Fannie Mae or Freddie Mac are not backed by the full faith and credit of the US Government, and no assurance can be given that the US Government would provide financial support to such securities.
Blend Style Risk. A Portfolio's blend investment style may subject the Portfolio to risks of both value and growth investing as the Portfolio's portfolio managers may invest in equity and equity related securities from traditionally growth and value areas, as well as stocks exhibiting characteristics of both. The portion of the Portfolio's portfolio that makes investments pursuant to a growth strategy may be subject to above-average market price fluctuations as a result of seeking high-quality stocks with good future growth prospects. The portion of the Portfolio's portfolio that makes investments pursuant to a value strategy may be subject to the risk that the market may not recognize a security's intrinsic value for long periods of time or that a stock judged to be undervalued may actually be appropriately priced. Issuers of value stocks may have experienced adverse business developments or may be subject to special risks that have caused the stock to be out of favor. If the Portfolio's assessment of market conditions or a company’s value is inaccurate, the Portfolio could suffer losses or produce poor performance relative to other funds. Historically, growth stocks have performed best during later stages of economic expansion and value stocks have performed best during periods of economic recovery. Therefore, both styles may over time go in and out of favor depending on market conditions. At times when a style is out of favor, that portion of the portfolio may lag the other portion of the portfolio, which may cause the Portfolio to underperform the market in general, its benchmark, and other similar funds. Growth and value stocks have historically produced similar long-term results, though each category has periods when it outperforms the other.
Buffered Loss Risk. There can be no guarantee that the Portfolio will provide downside protection against SPY losses. The buffer is only provided by the Underlying ETFs and the Portfolio itself does not provide any stated buffer against losses. The Portfolio likely will not receive the full benefit of the Underlying ETF buffers and could have limited upside potential. The Portfolio does not provide principal protection and a shareholder may experience significant losses including losing their entire investment. Each Underlying ETF’s strategy seeks to deliver returns that match the price return of SPY (up to the cap), while limiting downside losses, if shares are bought on the first day of a Target Outcome Period and held until the end of that Target Outcome Period. To the extent the Portfolio acquires shares of the Underlying ETFs in connection with creations of new shares of the Portfolio and during each quarterly rebalancing, the Portfolio typically will not acquire Underlying ETF shares on the first day of a Target Outcome Period. Likewise, to the extent the Portfolio disposes of shares of the Underlying ETFs in connection with redemptions of shares of the Portfolio and during each quarterly rebalancing, any such dispositions typically will not occur on the last day of a Target Outcome Period. In the event that the Portfolio acquires shares after the first day of a Target Outcome Period or disposes of shares prior to the end of a Target Outcome Period, the buffer that the Underlying ETF seeks to provide may not be available. If the Portfolio purchases Underlying ETF shares during a Target Outcome Period at a time when the Underlying ETF has decreased in value by 12% or 20% (as applicable) or more from the value of the Underlying ETF on the first day of the Target Outcome Period (the “Initial Underlying ETF Value”), the buffer protection received by the Portfolio from its investments in the Underlying ETF will essentially be zero (meaning the Portfolio can lose its entire investment). If the Portfolio purchases Underlying ETF shares at a time when the Underlying ETF has decreased in value by less than 12% or 20% (as applicable) from the Initial Underlying ETF Value, the Underlying ETF's buffer protection received by the Portfolio from its investments in the Underlying ETF will be reduced by the difference between the Initial Underlying ETF Value and the NAV of the Underlying ETF on the date the Portfolio purchases the shares.
Cap Change Risk. A new cap for an Underlying ETF is established at the beginning of each Target Outcome Period and is dependent on prevailing market conditions. As a result, the cap may rise or fall from one Target Outcome Period to the next and is unlikely to remain the same for consecutive Target Outcome Periods.
Capped Upside Risk. Each Underlying ETF’s strategy seeks to provide returns that match the price return of SPY for shares acquired on the first day of a Target Outcome Period and held for the entire Target Outcome Period, subject to a pre-determined upside cap. Because the Portfolio will acquire shares of the Underlying ETFs in connection with creations of new shares of the Portfolio and during each quarterly rebalance, the Portfolio typically will not acquire Underlying ETF shares on the first day of a Target Outcome Period. Likewise, the Portfolio will dispose of shares of the Underlying ETFs in connection with redemptions of shares of the Portfolio and during each quarterly rebalance, and such disposals typically will not occur on the last day of a Target Outcome Period. In the event that the Portfolio acquires Underlying ETF shares after the first day of a Target Outcome Period and the Underlying ETF has risen in value to a level near or at the cap (because the Portfolio’s potential gain will be limited to the difference between the Underlying ETF's NAV on the date the Portfolio purchases Underlying ETF shares and the cap), there may be little or no ability for the Portfolio to experience an investment gain on those Underlying ETF shares; however, the Portfolio will remain vulnerable to downside risks. This could be true for all of the Underlying ETFs held by the Portfolio at a certain point in time severely limiting the Portfolio's ability to participate in gains during that time. If SPY experiences gains during a Target Outcome Period, an Underlying ETF will not participate in those gains beyond the cap. If the Portfolio buys Underlying ETF shares when the price exceeds the cap, the Portfolio will not experience any gain in respect of those Underlying ETF shares regardless of the performance of SPY.
Collateralized Debt Obligations Risk (CDO). The risks of an investment in a CDO, which can include collateralized loan obligations (CLOs), depend largely on the quality and type of the collateral and the tranche of the CDO in which the Portfolio invests. Normally, collateralized bond obligations, CLOs and other CDOs are privately offered and sold, and thus are not registered under the securities laws. As a result, investments in CDOs may be illiquid. In addition to the risks associated with debt instruments (e.g., interest rate risk and credit risk), CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the possibility that the Portfolio may invest in CDOs that are subordinate to other classes of the issuer’s securities; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.
Counterparty Risk. Portfolio and Underlying ETF transactions as applicable involving a counterparty are subject to the risk that the counterparty will not fulfill its obligation to the Portfolio or the Underlying ETF (as applicable). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to a Portfolio or as applicable, an Underlying ETF and, in turn, the relevant Portfolio. An Underlying ETF or Portfolio (as applicable) may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The Options Clearing Corporation (“OCC”) acts as guarantor and central counterparty with respect to the FLEX Options. As a result, the ability of an Underlying ETF or Portfolio (as applicable) to meet its objective depends on the OCC being able to meet its obligations. In the unlikely event that the OCC becomes insolvent or is otherwise unable to meet its settlement obligations, a Portfolio or as applicable, an Underlying ETF and, in turn, the relevant Portfolio could suffer significant losses.
Covenant-Lite Risk. Some of the loans or debt obligations in which the Portfolio may invest or get exposure to may be “covenant-lite,” which means the loans or obligations contain fewer financial maintenance covenants than other loans or obligations (in some cases, none) and do not include terms that allow the lender to monitor the borrower’s performance and declare a default if certain criteria are breached. An investment by the Portfolio in a covenant-lite loan may potentially hinder the ability to reprice credit risk associated with the issuer and reduce the ability to restructure a problematic loan and mitigate potential loss. The Portfolio may also experience difficulty, expenses or delays in enforcing its rights on its holdings of covenant-lite loans or obligations. As a result of these risks, the Portfolio’s exposure to losses may be increased, which could result in an adverse impact on the Portfolio’s net income and net asset value.
Credit Risk. This is the risk that the issuer, the guarantor, or the insurer of a fixed income security, the counterparty to an investment or derivatives contract, or obligor of an obligation underlying an asset-backed security may be unable or unwilling to make timely principal and interest payments or to otherwise honor its obligations. Litigation, legislation or other political events, business or economic conditions, or the bankruptcy of the issuer could have a significant effect on an issuer’s or obligor’s ability to make payments of principal and/or interest. The market price of a fixed income investment will normally decline as a result (and/or in anticipation) of the failure of an issuer, guarantor, or other obligor to meet its payment obligations or a downgrading of the credit rating of the investment. The lower the credit quality of a bond, the more sensitive it is to credit risk. The credit quality of the Portfolio’s portfolio securities or instruments may meet the Portfolio’s credit quality requirements at the time of purchase but then deteriorate thereafter, and such a deterioration can occur rapidly.
Currency Risk. Currency risk is the risk that fluctuations in exchange rates will adversely affect the market value of a Portfolio’s investments. Currency risk includes the risk that the currencies in which the Portfolio’s investments are traded or in which the Portfolio receives income will decline in value relative to the US dollar. Foreign currencies can be illiquid and also are subject to settlement, custodial and other operational risks. Currency exchange rates can be affected unpredictably by intervention, or the failure to intervene, by US or foreign governments or central banks or by currency controls or political developments in the United States or abroad. The overall impact on a Portfolio’s holdings can be significant, and long-lasting, depending on the currencies represented in the portfolio and how each foreign currency appreciates or depreciates in relation to the US dollar and whether currency positions are hedged. Further, since exchange rate movements are volatile, a Portfolio’s attempt at hedging could be unsuccessful, and it is not possible to effectively hedge the currency risks of many emerging market countries.

Cybersecurity Risk. Failures or breaches of the electronic systems of a Portfolio, the Portfolio's Manager, Subadviser(s), distributor, and other service providers, or the issuers of securities in which the Portfolio invests have the ability to cause disruptions and negatively impact the Portfolio's business operations, potentially resulting in financial losses to the Portfolio and its shareholders. While each Portfolio has established business continuity plans and risk management systems seeking to address system breaches or failures, there are inherent limitations in such plans and systems. Furthermore, a Portfolio cannot control the cybersecurity plans and systems of the Portfolio's service providers or issuers of securities in which the Portfolio invests. In addition, the rapid development and increasingly widespread use of artificial intelligence, including machine learning technology and generative artificial intelligence, could exacerbate these risks or result in cybersecurity incidents that implicate personal data.
Debt Obligations Risk. Debt obligations are fixed income investments that are subject to credit risk, market risk and interest rate risk. The Portfolio's holdings, share price, yield and total return may also fluctuate in response to bond market movements. The value of bonds may decline for issuer-related reasons, including management performance, financial leverage and reduced demand for the issuer’s goods and services. Certain types of fixed income obligations also may be subject to “call and redemption risk,” which is the risk that the issuer may call a bond held by the Portfolio for redemption before it matures and the Portfolio may not be able to reinvest at the same rate of interest and therefore would earn less income.
Derivatives Risk. A derivative is a financial contract, the value of which depends upon, or is derived from, the value of one or more underlying investments, such as an asset, reference rate, or index, and may relate to stocks, bonds, interest rates, currencies, and currency exchange rates. Derivatives in which the Portfolios may invest include exchange-traded instruments as well as privately-negotiated instruments, also called over-the-counter instruments. Examples of derivatives include, but are not limited to, options, futures, forward agreements, interest rate swap agreements, credit default swap agreements, and credit-linked securities. A Portfolio may, but is not required to, use derivatives to seek to earn income or enhance returns, manage or adjust its risk profile, replace more traditional direct investments, or obtain exposure to certain markets. The use of derivatives to seek to earn income or enhance returns may be considered speculative. The use of derivative instruments also exposes a Portfolio to transaction costs. Derivatives involve the risk that changes in their value may not correlate perfectly with the assets, rates, indices or instruments they are designed to hedge or closely track. In addition, fluctuations in derivatives’ values may not correlate perfectly with the securities markets. For exchange-traded and/or centrally cleared derivatives, such as futures, many options and certain swaps, the primary credit/counterparty risk is the creditworthiness of a Portfolio's clearing broker and the central clearing house itself through which such derivative positions are traded and held. Such risk is concentrated in relatively few clearinghouses and clearing members.
The use of derivatives is a highly specialized activity that involves a variety of risks and costs that are different from, or possibly greater than, investing directly in traditional equity and debt securities, including:
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Counterparty credit risk. There is a risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to make timely payments or otherwise honor its financial obligations to a Portfolio. This risk is especially important in the context of privately negotiated instruments. For example, a Portfolio would be exposed to counterparty credit risk to the extent it enters into a credit default swap, that is, it purchases protection against a default by a debt issuer, and the swap counterparty does not maintain adequate reserves to cover such a default.
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Leverage risk. Borrowings, certain derivatives and other trading strategies can create leverage (i.e., a Portfolio’s investment exposures exceed its net asset value). Leverage can result in losses to a Portfolio that exceed the amount originally invested. A Portfolio may manage some of its derivative positions by offsetting derivative positions against one another or against other assets. To the extent offsetting positions do not behave in relation to one another as expected, a Portfolio may perform as if it were leveraged. The use of leverage may cause a Portfolio to liquidate positions when it may not be advantageous to do so to satisfy its obligations or to meet margin requirements.
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Liquidity and valuation risk. Certain exchange-traded derivatives may be difficult or impossible to buy or sell at the time that the seller would like, or at the price that the seller believes the derivative is currently worth. Privately-negotiated instruments may be difficult to terminate, and from time to time, a Portfolio may find it difficult to enter into a transaction that would offset the losses incurred by another derivative that it holds. Derivatives, and especially privately-negotiated instruments, also involve the risk of incorrect valuation (that is, the value assigned to the derivative may not always reflect its risks or potential rewards).
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Hedging risk. Hedging is a strategy in which a Portfolio uses a derivative to offset the risks associated with its other portfolio holdings. While hedging can reduce losses, it can also reduce or eliminate gains or magnify losses if the market moves in a manner different from that anticipated by the Portfolio. Hedging also involves the risk that changes in the value of the derivative will not match the value of the holdings being hedged, to the extent expected by the Portfolio, in which case any losses on the holdings being hedged may not be reduced and in fact, may be increased. No assurance can be given that any hedging strategy will reduce risk or that hedging transactions will be either available or cost effective. A Portfolio is not required to use hedging and may choose not to do so.
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Futures and Forward Contracts risk. The primary risks associated with the use of futures or forward contracts are: (a) the imperfect correlation between the change in market value of the instruments held by a Portfolio and the price of the futures or forward contract; (b) possible lack of a liquid market for a futures or forward contract and the resulting inability to close a futures or forward contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the failure to predict correctly the direction of securities or commodities prices, interest rates, currency exchange rates and other economic factors; and (e) the possibility that the counterparty to the futures or forward contract will default in the performance of its obligations. Additionally, not all forward contracts require a counterparty to post collateral, which may expose a Portfolio to greater losses in the event of a default by a counterparty.
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Government Regulation of Derivatives risk. The derivatives markets are subject to various regulations. For example, the SEC has adopted Rule 18f-4 under the 1940 Act which governs the use of derivative investments and certain financing transactions (e.g., reverse repurchase agreements) by registered investment companies. Among other things, Rule 18f-4 requires funds that invest in derivative instruments beyond a specified limited amount to apply a value-at-risk based limit to their use of derivative instruments and financing transactions and to adopt and implement a derivatives risk management program. Rule 18f-4 as well as other applicable government regulations more generally can, among other things, adversely affect the value of the investments held by a Portfolio, restrict a Portfolio’s ability to engage in derivatives transactions (for example, by making certain derivatives transactions no longer available to that Portfolio) and/or increase the costs of such derivatives transactions (for example, by increasing margin or capital requirements), which could adversely affect investors. Regulations may also limit and/or delay a Portfolio's ability to recover amounts owed to it (including collateral held by its counterparties) which could increase counterparty risk. In particular, position limits imposed on a Portfolio or its counterparties may impact that Portfolio’s ability to invest in a manner that efficiently meets its investment objective, and requirements, including capital and mandatory clearing for certain swaps, may increase the cost of a Portfolio’s investments and cost of doing business, which could adversely affect investors. Because derivatives regulations are evolving, their ultimate impact remains unclear.
Dollar Roll Transactions Risk. Dollar rolls involve the sale by a Portfolio of a security for delivery in the current month with a promise to repurchase from the buyer a substantially similar—but not necessarily the same—security at a set price and date in the future. In a dollar roll, the Portfolio takes the risk that: (i) the market price of the mortgage-backed securities will drop below their future repurchase price; (ii) the securities that it repurchases at a later date will have less favorable market characteristics; (iii) the other party to the agreement will not be able to perform; (iv) the roll adds leverage to the Portfolio; and (v) the roll increases the Portfolio’s sensitivity to interest rate changes. In addition, investments in dollar rolls may increase the portfolio turnover rate of the Portfolio. A dollar roll can be viewed as a borrowing. If a Portfolio makes additional investments while a dollar roll is outstanding, this may be considered a form of leverage.
Emerging Markets Risk. The risks of non-US investments are greater for investments in or exposed to emerging markets.  Emerging market countries typically have economic, political, and social systems that are less developed, and can be expected to be less stable, than those of more developed countries. As a result, there could be less information available about issuers in emerging market countries, which could negatively affect the ability of the Manager or a Portfolio's Subadviser(s) to evaluate local companies or their potential impact on a Portfolio's performance. Characteristics of emerging market economies can include heavy economic dependence on international aid, agriculture or exports (particularly commodities), undeveloped or overburdened infrastructures and legal systems, vulnerability to natural disasters, significant and unpredictable government intervention in markets or the economy, volatile currency exchange rates, currency devaluations, runaway inflation, business practices that depart from norms for developed countries, and generally less liquid markets. For example, the economies of emerging market countries can be subject to currency devaluations and rapid and unpredictable (and in some cases, extremely high) rates of inflation or deflation.  Low trading volumes may result in a lack of liquidity, price volatility and valuation difficulties.  Regulatory regimes outside of the US may not require or enforce corporate governance standards comparable to that of the US, which may result in less protections for investors in such issuers and make such issuers more susceptible to actions not in the best interest of the issuer or its investors. Emerging market countries may have policies that restrict investments by non-US investors, or that prevent non-US investors from withdrawing their money at will, which may make it difficult for a Portfolio to invest in such countries or increase the administrative costs of such investments. Countries with emerging markets can be found in regions including, but not limited to, Asia, the Middle East, Latin America, Eastern Europe, and Africa. A Portfolio may invest in some emerging markets through trading structures or protocols that subject it to risks such as those associated with decreased liquidity, custody of assets, different settlement and clearance procedures and asserting legal title under a developing legal and regulatory regime to a greater degree than in developed markets or even in other emerging markets.
Equity Securities Risk. There is a risk that the value of a particular stock or equity-related security held by a Portfolio could fluctuate, perhaps greatly, in response to a number of factors, such as changes in the issuer’s financial condition, changes in interest rates, or heightened levels of inflation. In addition to an individual stock losing value, the value of the equity markets or a sector of those markets in which a Portfolio invests could go down. A Portfolio’s holdings can vary from broad market indexes, and the performance of a Portfolio can deviate from the performance of such indexes. Different parts of a market can react differently to adverse issuer, market, regulatory, political and economic developments. Such events may result in losses to a Portfolio. Preferred stock generally pays dividends at a specified rate and has preference over common stock in the payment of dividends and the liquidation of assets, but does not ordinarily carry voting rights. The price of a preferred stock is generally determined by earnings, type of products or services, projected growth rates, experience of management, liquidity, and general market conditions of the markets on which the stock trades. The most significant risks associated with investments in preferred stock include the risk of losses attributable to adverse changes in interest rates, broader market conditions and the financial condition of the stock’s issuer. Preferred stock may also be subordinated to bonds or other debt instruments in a company’s capital structure and is typically less liquid than common stock. Equity securities may have greater price volatility than other types of investments. These risks are generally magnified in the case of equity investments in distressed companies.
Equity and Equity-Related Securities Risk. From time to time, the Portfolio may purchase or hold equity or equity-related securities incidental to the purchase or ownership of fixed income instruments or in connection with a reorganization of a borrower. These include common stock, preferred stock or securities that may be converted into or exchanged for common stock—known as convertible securities—like rights and warrants. There is a risk that the value of a particular stock or equity-related security held by a Portfolio could fluctuate, perhaps greatly, in response to a number of factors, such as changes in the issuer’s financial condition, changes in interest rates, or heightened levels of inflation. In addition to an individual stock losing value, the value of the equity markets or a sector of those markets in which a Portfolio invests could go down. A Portfolio’s holdings can vary from broad market indexes, and the performance of a Portfolio can deviate from the performance of such indexes. Different parts of a market can react differently to adverse issuer, market, regulatory, political and economic developments. Such events may result in losses to a Portfolio. Preferred stock generally pays dividends at a specified rate and has preference over common stock in the payment of dividends and the liquidation of assets, but does not ordinarily carry voting rights. The price of a preferred stock is generally determined by earnings, type of products or services, projected growth rates, experience of management, liquidity, and general market conditions of the markets on which the stock trades. The most significant risks associated with investments in preferred stock include the risk of losses attributable to adverse changes in interest rates, broader market conditions and the financial condition of the stock’s issuer. Preferred stock may also be subordinated to bonds or other debt instruments in a company’s capital structure and is typically less liquid than common stock. Equity securities may have greater price volatility than other types of investments. These risks are generally magnified in the case of equity investments in distressed companies.

Expense Risk. Your actual cost of investing in a Portfolio may be higher than the expenses shown in “Annual Portfolio Operating Expenses” for a variety of reasons. For example, Portfolio operating expense ratios may be higher than those shown if a Portfolio’s average net assets decrease, fee waivers or expense limitations change, or the Portfolio incurs more expenses than expected. Net assets are more likely to decrease and Portfolio expense ratios are more likely to increase when markets are volatile. Active and frequent trading of Portfolio securities can increase expenses.
Exchange-Traded Funds (ETF) Risk. A Portfolio may invest in ETFs, including ETFs managed by PGIM Investments or the Portfolio’s Subadviser(s), as an efficient means of carrying out its investment strategies. As with mutual funds (i.e., funds that are not exchange-traded), ETFs charge asset-based fees and other expenses that a Portfolio will indirectly bear as a result of its investment in an ETF, including advisory fees paid by the underlying ETF (to the extent not offset by the Manager through accompanying management fee waivers for the Portfolio). ETFs are traded on stock exchanges or on the over-the-counter market. ETFs do not charge initial sales charges or redemption fees and investors pay only customary brokerage fees to buy and sell ETF shares.
An investment in an ETF generally presents the same primary risks as an investment in a mutual fund that has the same investment objective, strategies, and policies. In addition, ETFs may be subject to the following risks: (i) the risk that the market price of an ETF’s shares may trade above or below its net asset value; (ii) the risk that an active trading market for an ETF’s shares may not develop or be maintained; (iii) substantially the same risks as those associated with the direct ownership of securities or other assets in which an underlying ETF invests; (iv) the risk that an ETF may fail to accurately track the market segment or index that underlies its investment objective; and (v) the risk that trading of an ETF’s shares may be halted if the listing exchange’s officials deem such an action appropriate, the shares are delisted from the exchange, or the activation of a market-wide “circuit breaker” (which are tied to large decreases in stock prices) halts stock trading generally. The price of an ETF can fluctuate, sometimes rapidly and materially, in response to market disruptions or changes in the ETF’s NAV, the value of ETF holdings and supply and demand for ETF shares, and a Portfolio could lose money investing in an ETF if the prices of the securities owned by the ETF go down.
The ETFs may have a limited number of financial institutions that act as authorized participants (APs), none of which are obligated to engage in creation and/or redemption transactions. To the extent that those APs exit the business, or are unable to or choose not to process creation and/or redemption orders, and no other AP is able to step forward to create and redeem ETF shares, there may be a significantly diminished trading market for such shares. This circumstance may lead to shares of the ETF trading at a discount/premium to NAV, which may be substantial during periods of market stress, and may possibly result in trading halts and/or delisting of ETF shares. The AP concentration risk may be heightened in scenarios where APs have limited or diminished access to the capital required to post collateral.
Fixed Income Securities Risk. Investment in fixed income securities involves a variety of risks, including credit risk, liquidity risk and interest rate risk. The market price of a fixed-income investment can decline due to market-related factors, including rising interest rates and widening credit spreads, rising inflation, or decreased liquidity due, for example, to market uncertainty about the value of a fixed-income investment (or class of fixed income investments).
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Credit risk. Credit risk is the risk that an issuer or guarantor of a security will be unable or unwilling to pay principal and interest when due, or that the value of the security will suffer because investors believe the issuer is less able or willing to make required principal and interest payments. The risk that such issuer or guarantor is less willing or able to make required principal and interest payments is heightened in market environments where interest rates are rising. The downgrade of the credit of a security held by a Portfolio may decrease its value. Credit ratings are intended to provide a measure of credit risk. However, credit ratings are only the opinions of the credit rating agency issuing the ratings and are not guarantees as to quality. The lower the rating of a debt security held by a Portfolio, the greater the degree of credit risk that is perceived to exist by the credit rating agency with respect to that security. Increasing the amount of Portfolio assets allocated to lower-rated securities generally will increase the credit risk to which a Portfolio is subject. Information on the ratings issued to debt securities by certain credit rating agencies is included in Appendix I to the Statement of Additional Information (SAI). Not all securities are rated. In the event that the relevant credit rating agencies assign different ratings to the same security, a Portfolio’s Subadviser may determine which rating it believes best reflects the security’s quality and risk at that time. A Portfolio will not necessarily sell a security when its rating is reduced below its rating at the time of purchase. Some, but not all, US government securities are insured or guaranteed by the US government, while others are only insured or guaranteed by the issuing agency, which must rely on its own resources to repay the debt. Although credit risk may be lower for US government securities than for other investment-grade securities, the return may be lower.
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Liquidity risk. Liquidity risk is the risk that a Portfolio may not be able to sell some or all of the securities it holds, either at the price it values the security or at any price. Liquidity risk also includes the risk that there may be delays in selling a security, if it can be sold at all, which could prevent a Portfolio from taking advantage of other investment opportunities. The liquidity of asset-backed and mortgage-backed securities may change over time. During periods of deteriorating economic conditions, such as recessions or periods of rising unemployment, delinquencies and losses generally increase, sometimes dramatically, with respect to securitizations involving loans, sales contracts, receivables and other obligations underlying asset-backed securities. In addition, liquidity risk refers to the risk that a Portfolio may not be able to pay redemption proceeds within the allowable time period or without significant dilution to remaining investors’ interests because of unusual market conditions, an unusually high volume of redemption requests, redemption requests by certain large shareholders such as institutional investors, or other reasons. Meeting such redemption requests may cause a Portfolio to have to liquidate portfolio securities at disadvantageous prices or times and/or unfavorable conditions and, thus, could reduce the returns of a Portfolio and dilute remaining investors’ interests. The reduction in dealer market-making capacity in fixed income markets that has occurred in recent years also has the potential to decrease liquidity.
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Interest rate risk. Interest rate risk is the risk that the value of an investment will fluctuate because of a change in interest rates. The prices of fixed income securities generally move in the opposite direction to that of market interest rates. Changes in interest rates may also affect the liquidity of a Portfolio’s investments in fixed income securities. Interest rates in the US may increase, possibly suddenly and significantly, with unpredictable effects on the markets and a Portfolio’s investments. A wide variety of factors can cause interest rates to rise, including central bank monetary policies and inflation rates. As interest rates rise, the value of fixed income investments typically decreases and there is risk that rates across the financial system also may rise. To the extent rates increase substantially and/or rapidly, a Portfolio may be subject to significant losses if it has significant investments in fixed income investments. Generally, the longer the maturity of a fixed income security, the greater is the decline in its value when rates increase. As a result, portfolios with longer durations and longer weighted average maturities generally have more volatile share prices than portfolios with shorter durations and shorter weighted average maturities. Certain securities acquired by a Portfolio may pay interest at a variable rate or the principal amount of the security periodically adjusts according to the rate of inflation or other measure. In either case, the interest rate at issuance is generally lower than the fixed interest rate of bonds of similar seniority from the same issuer; however, variable interest rate securities generally are subject to a lower risk that their value will decrease during periods of increasing interest rates and increasing inflation. Decreases in interest rates create the potential for a decrease in income earned by a Portfolio. During periods of very low or negative interest rates, a Portfolio may be unable to maintain positive returns. Very low or negative interest rates may magnify interest rate risk. Changing interest rates may have unpredictable effects on markets, may result in heightened market volatility and may detract from Portfolio performance to the extent the Portfolio is exposed to such interest rates.
FLEX Options Risk. The Underlying ETFs invest in FLEX Options. When an Underlying ETF purchases an option, it may lose the premium paid for it if the price of the underlying security, commodity or other asset decreases or remains the same (in the case of a call option) or increases or remains the same (in the case of a put option). If a put or call option purchased by the Underlying ETF were permitted to expire without being sold or exercised, its premium would represent a loss to the Underlying ETF. To the extent that the Underlying ETF writes or sells an option, if the decline or increase in the underlying asset is significantly below or above the exercise price of the written option, the Underlying ETF, and, in turn, the Portfolio could experience a substantial or unlimited loss. Options pricing is volatile, and the price may fluctuate based on movements in the value of the underlying asset or for reasons other than changes in the value of the underlying asset. Investments in options are considered speculative.
FLEX Options are subject to the risk that they may be less liquid than other securities, including standardized options. FLEX Options are listed on an exchange; however, there is no guarantee that a liquid trading market will exist for the FLEX Options. In a less liquid market for the FLEX Options, liquidating the FLEX Options may require the payment of a premium (for written FLEX Options) or acceptance of a discounted price (for purchased FLEX Options) and may take longer to complete. A less liquid trading market may adversely impact the value of the FLEX Options, Underlying ETF shares, and, in turn, Portfolio shares and result in the Portfolio being unable to achieve its investment objective.
FLEX Options Trading Risk. Transactions in FLEX Options are required to be centrally cleared. In a transaction involving FLEX Options, the Underlying ETF’s counterparty is the OCC, rather than a bank or broker. Since the Underlying ETF is not a member of the OCC and only members (“clearing members”) can participate directly in the OCC, the Underlying ETF will hold its FLEX Options through accounts at clearing members. For FLEX Options positions, the Underlying ETF will make payments (including margin payments) to and receive payments from the OCC through its accounts at clearing members. Although clearing members guarantee their clients’ obligations to the OCC, there is a risk that a clearing member may default. The OCC collects margin, maintains a clearing fund specifically to mitigate a clearing member default and segregates all customer accounts from a clearing member’s proprietary accounts, however customer accounts are held in an omnibus account and are not identified with the name of an individual customer. As a result, assets deposited by the Underlying ETF with a clearing member as margin for FLEX Options may be used to satisfy losses of other clients of the Underlying ETF’s clearing member. There is a risk that the assets of the Underlying ETF might not be fully protected in the event of a clearing member’s default and the Underlying ETF would be limited to recovering only a pro rata share of all available funds segregated on behalf of the clearing member’s customers for the relevant account class. Therefore, the Underlying ETF could experience and significant loss in the event of a clearing member’s default. Additionally, the OCC may be unable to perform its obligations under the FLEX Options contracts due to unexpected events, which could negatively impact the value of the Underlying ETF.
FLEX Options Valuation Risk. The FLEX Options held by the Underlying ETFs will be exercisable at the strike price on or before their expiration date. As an in-the-money FLEX Option approaches its expiration date, its value typically will increasingly move with the value of the SPY. However, the value of the FLEX Options prior to the expiration date may vary because of related factors other than the value of the SPY. The value of the FLEX Options will be determined based upon market quotations or using other recognized pricing methods. Factors that may influence the value of the FLEX Options generally include interest rate changes, dividends, the actual and implied volatility levels of the SPY’s share price, and the remaining time until the FLEX Options expire, among others. The value of the FLEX Options held by an Underlying ETF typically do not increase or decrease at the same rate as the SPY’s share price on a day-to-day basis due to these factors (although they generally move in the same direction), and, as a result, the Underlying ETF’s NAV (and, in turn, the Portfolio’s NAV) may not increase or decrease at the same rate as the SPY’s share price.
Focus Risk. To the extent that a Portfolio focuses its investments in particular countries, regions, industries, sectors, markets, or types of investments from time to time, the Portfolio may be subject to greater risks of adverse developments in such areas of focus than a portfolio with broader and more diversified investments. A Portfolio that invests in the securities of a small number of issuers has greater exposure to adverse developments affecting those issuers and a resulting decline in the market price of those issuers’ securities as compared to a portfolio that invests in the securities of a larger number of issuers.
Foreign Investment Risk. Foreign markets tend to be more volatile than US markets and are generally not subject to regulatory requirements comparable to those in the US. Foreign securities include investments in securities of foreign issuers denominated in foreign currencies, as well as securities of foreign issuers denominated in US dollars and American Depositary Receipts.
Foreign investment risk includes the following risks:
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Currency risk. Changes in currency exchange rates may affect the value of foreign securities held by a Portfolio. Currency exchange rates can be volatile and affected by, among other factors, the general economic conditions of a country, the actions of the US and non-US governments or central banks, the imposition of currency controls, and speculation. A security may be denominated in a currency that is different from the currency of the country where the issuer is domiciled. Changes in currency exchange rates may affect the value of foreign securities held by a Portfolio. If a foreign currency grows weaker relative to the US dollar, the value of securities denominated in that foreign currency generally decreases in terms of US dollars. If a Portfolio does not correctly anticipate changes in exchange rates, its share price could decline as a result. A Portfolio may from time to time attempt to hedge a portion of its currency risk using a variety of techniques, including currency futures, forwards, and options. However, these instruments may not always work as intended, and in certain cases a Portfolio may be exposed to losses that are greater than the amount originally invested. For most emerging market currencies, suitable hedging instruments may not be available. The risks associated with exposure to emerging market currencies may be heightened in comparison to those associated with exposure to developed market currencies.
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Emerging market risk. Countries in emerging markets (e.g., South America, Eastern and Central Europe, Africa and the Pacific Basin countries) may have relatively unstable governments, economies based on only a few industries and securities markets that trade a limited number of securities. Economic, business, political, or social instability may affect investments in emerging markets differently, and often more severely, than investments in developed markets. Securities of issuers located in these countries tend to have volatile prices and offer the potential for substantial loss as well as gain. In addition, these securities may be less liquid and more difficult to value than investments in more established markets as a result of inadequate trading volume or restrictions on trading imposed by the governments of such countries. Further, investing in the securities of issuers located in certain emerging countries may present a greater risk of loss resulting from substantial economic or political disruptions, terrorism, armed conflicts and other geopolitical events, and the impact of tariffs and other restrictions on trade or economic sanctions. Settlement and asset custody practices for transactions in emerging markets may differ from those in developed markets. Such differences may include possible delays in settlement and certain settlement practices, such as delivery of securities prior to receipt of payment, which increases the likelihood of a “failed settlement.” Delays in settlement could result in periods of uninvested assets, missed investment opportunities or losses for a Portfolio. See also “Emerging Markets Risk.”
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Foreign market events risk. Many countries in certain parts of the world may be subject to a greater risk of natural disasters, outbreaks of infectious diseases, and other public health threats that may reduce consumer demand, disrupt the global supply chain, result in travel restrictions and/or quarantines. The occurrence of these events may generally have a significant effect on issuers based in foreign markets, issuers that operate in such markets, and issuers that are dependent on others that operate in such markets.
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Information risk. Financial reporting standards for companies based in foreign markets usually differ from, and may be less comprehensive than, those in the US. In general, less information is publicly available about foreign corporations than about US companies.
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Liquidity and valuation risk. Stocks that trade less frequently can be more difficult or more costly to buy, or to sell, than more liquid or active stocks. This liquidity risk is a function of the trading volume of a particular stock, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than US markets. This can make buying and selling certain securities more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of securities. In certain situations, it may become virtually impossible to sell a security in an orderly fashion at a price that approaches an estimate of its value.
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Political and social risk. Political or social developments, including prolonged and potential armed conflicts, including but not limited to those in Europe involving Russia and Ukraine, the Middle East, and Asia (including if China were to attempt unification of Taiwan by force), and geopolitical developments (including trading and tariff arrangements, sanctions, and cybersecurity attacks), may adversely affect the value of a Portfolio’s foreign securities. In addition, some foreign governments have limited the outflow of profits to investors abroad, extended diplomatic disputes to include trade and financial relations, imposed high taxes on corporate profits, imposed economic sanctions on other foreign nations, and imposed restrictions on certain investments. In particular, the European financial markets have experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of, several European countries as well as acts of war in the region. These events may spread to other countries in Europe and may affect the value and liquidity of certain of a Portfolio’s investments. A Portfolio’s investments in foreign securities also may be subject to the risk of nationalization or expropriation of a foreign corporation’s assets, imposition of currency exchange controls, or restrictions on the repatriation of non-US currency, confiscatory taxation, political or financial instability and adverse diplomatic developments. The nature and severity of sanctions or other similar measures (including counter sanctions or other retaliatory actions) may vary broadly in scope, and their impact is impossible to predict. Sanctions and other similar measures could limit or prevent the Portfolio’s ability to buy and sell securities (in the sanctioned country and other markets), significantly delay, or prevent the settlement of trades, and significantly impact the Portfolio’s liquidity or performance. These risks are heightened in all respects with respect to investments in foreign securities issued by foreign corporations and governments located in developing countries or emerging markets.
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Regulatory risk. Some foreign governments regulate their exchanges less stringently than the US, and the rights of shareholders may not be as firmly established as in the US. In addition, foreign markets are subject to differing custody and settlement practices. Foreign markets are subject to bankruptcy laws different than those in the US, which may result in lower recoveries for investors.
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Taxation risk. Many foreign markets are not as open to foreign investors as US markets. A Portfolio may be required to pay special taxes on gains and distributions that are imposed on foreign investors. Payment of these foreign taxes may reduce the investment performance of a Portfolio.
Futures and Forward Contracts Risk. A Portfolio may engage in transactions in futures and options thereon. Futures are standardized, exchange-traded contracts which obligate a purchaser to buy, and a seller to sell, a specific amount of an asset at a specified future date at a specified price. No price is paid upon entering into a futures contract. Rather, upon purchasing or selling a futures contract a Portfolio is required to deposit collateral (margin) equal to a percentage (generally less than 12%) of the contract value. Each day thereafter until the futures position is closed, the Portfolio will pay additional margin representing any loss experienced as a result of the value of the futures position the prior day or be entitled to a payment representing any profit experienced as a result of the value of the futures position the prior day. Futures involve substantial leverage risk.
The sale of a futures contract can limit a Portfolio’s risk of loss to a decline in the market value of Portfolio holdings that is positively correlated with the futures contract up to the futures contract’s expiration date. In the event the market value of Portfolio holdings negatively correlated with the futures contract held by the Portfolio increases rather than decreases, the Portfolio will realize a loss on the futures position.
The purchase of a futures contract may protect a Portfolio from having to pay more for securities or other underlying instrument as a consequence of increases in the market value for such underlying instruments during a period when the Portfolio was attempting to identify specific underlying instruments in which to invest in a market the Portfolio believes to be attractive. In the event that Portfolio investments underlying instruments decline in value or a Portfolio determines not to complete an anticipatory hedge transaction relating to a futures contract, the Portfolio may realize a loss. In addition, forward contracts are individually negotiated and privately traded, so they are more dependent on the credit worthiness of the increased counterparty and subject to counterparty default risk.
The primary risks associated with the use of futures or forward contracts are: (a) the imperfect correlation between the change in market value of the instruments held by a Portfolio and the price of the futures or forward contract; (b) possible lack of a liquid market for a futures or forward contract and the resulting inability to close a futures or forward contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the failure to predict correctly the direction of securities or commodities prices, interest rates, currency exchange rates and other economic factors; and (e) the possibility that the counterparty to the futures or forward contract will default in the performance of its obligations. Additionally, not all forward contracts require a counterparty to post collateral, which may expose a Portfolio to greater losses in the event of a default by a counterparty.
The trading of futures contracts is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover margin payments. Furthermore, exchanges may cancel trades in limited circumstances, for example, if the exchange believes that allowing such trades to stand as executed could have an adverse impact on the stability or integrity of the market. Any such cancellation may adversely affect the performance of a Portfolio.
High Yield Risk. Investments in high yield securities and unrated securities of similar credit quality (commonly known as “high yield securities” or “junk bonds”) may be subject to greater levels of interest rate, credit, call and liquidity risk than investments in investment grade securities. High yield securities are considered predominantly speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than other types of securities. An economic downturn or period of rising interest rates could adversely affect the market for high yield securities and reduce a Portfolio’s ability to sell its high yield securities at an advantageous time or price. An economic downturn generally leads to a higher non-payment rate, and a high yield investment may lose significant value before a default occurs.
In addition, the market for lower-rated bonds may be thinner and less active than the market for higher-rated bonds, and the prices of lower-rated bonds may fluctuate more than the prices of higher-rated bonds, particularly in times of market stress. High yield securities frequently have redemption features that permit an issuer to repurchase the security from a Portfolio prior to maturity, which may result in the Portfolio having to reinvest the proceeds in other high yield securities or similar instruments that may pay lower interest rates.
Illiquid Investments Risk. A Portfolio may invest in instruments that trade in lower volumes and may make investments that may be less liquid than other investments. Illiquid investments risk exists when particular investments made by a Portfolio are difficult to purchase or sell. A Portfolio may make investments that may become less liquid in response to market developments or geopolitical events such as sanctions, trading halts or wars, or adverse investor perceptions. If a Portfolio is forced to sell these investments to pay redemption proceeds or for other reasons, the Portfolio may lose money. In addition, when there is no willing buyer and investments cannot be readily sold at the desired time or price, a Portfolio may have to accept a lower price or may not be able to sell the instrument at all. It also may be the case that other market participants may be attempting to liquidate illiquid holdings at the same time as a Portfolio, causing increased supply in the market and contributing to liquidity risk and downward pricing pressure. An inability to sell a portfolio position can adversely affect a Portfolio’s value or prevent the Portfolio from being able to take advantage of other investment opportunities.
Income Risk. A Portfolio’s income may decline when prevailing interest rates fall or when a Portfolio experiences defaults on debt securities it holds. A Portfolio’s distributions to shareholders may decline as a result of such decreased income.
Index Tracking Risk. Although a Portfolio may seek to track the performance and/or holdings and weightings of an index as closely as possible (i.e., achieve a high degree of correlation with the index), the Portfolio’s return and/or holdings may not match or achieve a high degree of correlation with the returns and/or holdings of the index because of operating expenses, transaction costs, cash flows, regulatory requirements and operational inefficiencies. A Portfolio incurs fees and expenses while its index does not incur such fees and expenses. Such expenses include the costs of buying and selling securities, such as when a Portfolio rebalances its portfolio to reflect changes in the composition of the underlying index. These expenses may be higher for a Portfolio investing in foreign securities. The performance of a Portfolio and the index may vary because of differences between the Portfolio’s portfolio and the index due to legal restrictions, costs or liquidity restraints. The risk of variance between the performance of a Portfolio and the index it tracks may be heightened during periods of market volatility or other unusual market conditions. In addition, a Portfolio may not be fully invested at times, either as a result of cash flows into the Portfolio or reserves of cash held by the Portfolio to meet redemptions and to pay expenses.
Inflation and Deflation Risk. A Portfolio may be subject to inflation and deflation risk. Inflation risk is the risk that the value of assets or income from its investments will be worth less in the future as inflation decreases the value of payments at future dates. As inflation increases, the real value of a Portfolio's holdings could decline. Deflation risk is the risk that prices throughout the economy decline over time. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of a Portfolio's holdings. Inflation rates may change frequently and drastically as a result of various factors, including unexpected shifts in the domestic or global economy (or expectations that such policies will change), and a Portfolio’s investments may not keep pace with inflation, which may result in losses to Portfolio investors. Fiscal, economic, monetary or other governmental policies or measures have in the past, and may in the future, cause or exacerbate risks associated with interest rates, including changes in interest rates. Generally, securities issued in emerging markets are subject to a greater risk of inflationary or deflationary forces, and more developed markets are better able to use monetary policy to normalize markets.

Interest Rate Risk. The value of your investment may go down when interest rates rise. A rise in interest rates tends to have a greater impact on the prices of longer term or duration securities. When interest rates fall, the issuers of debt obligations may prepay principal more quickly than expected, and a Portfolio may be required to reinvest the proceeds at a lower interest rate. This is referred to as “prepayment risk.” When interest rates rise, debt obligations may be repaid more slowly than expected, and the value of a Portfolio’s holdings may fall sharply. This is referred to as “extension risk.” As interest rates rise, the value of fixed income investments typically decreases and there is risk that rates across the financial system also may rise. To the extent rates increase substantially and/or rapidly, a Portfolio with significant investment in fixed income investments may be subject to significant losses. Generally, the longer the maturity of a fixed income security, the greater is the decline in its value when rates increase. As a result, portfolios with longer durations and longer weighted average maturities generally have more volatile share prices than portfolios with shorter durations and shorter weighted average maturities. A Portfolio may lose money if short-term or long-term interest rates rise sharply or in a manner not anticipated by the Subadviser(s). Decreases in interest rates create the potential for a decrease in income earned by a Portfolio. During periods of very low or negative interest rates, a Portfolio may be unable to maintain positive returns. Changing interest rates may have unpredictable effects on markets, may result in heightened market volatility and may detract from Portfolio performance.
Investment Program Risk. In pursuing its investment program, the Portfolio seeks to reduce volatility over a full market cycle, including by limiting Portfolio losses relative to the broader market. The Subadviser(s) may not be successful in limiting volatility and there is a risk that the Portfolio will experience losses consistent with, or greater than, the equity market during a market downturn. In addition, the Portfolio’s strategy of using options to capture market upside will limit the returns of the Portfolio during periods in which the market is rising, particularly during periods of rapid appreciation, and the Portfolio may not experience investment gains comparable to the broader market. The Portfolio may not be able to enter into, or close out, options transactions at times or in quantities the Subadviser(s) believe(s) necessary to accomplish the Portfolio’s investment strategy. Because the Portfolio’s strategy to limit volatility involves buying and selling options on one or more broad market indexes or financial instruments that seek to replicate or approximate the return of such an index, the Portfolio will incur additional costs in the form of options premiums that an investor would not incur investing directly in the securities of an index or in a fund that tracks the index directly, which costs will reduce the Portfolio’s returns. In addition, the Portfolio will forgo the opportunity to benefit fully from potential increases in value if the value of the instrument underlying an option rises above its strike price. Moreover, if the strike price of a purchased option is higher than the value of the underlying instrument at expiration, the option will expire worthless and the Portfolio will lose the premium paid for the option without a corresponding benefit.
Investment Style Risk. Securities of a particular investment style, such as growth or value, tend to perform differently and shift into and out of favor depending on market and economic conditions and investor sentiment, and tend to go through cycles of performing better—or worse—than other segments of the stock market or the overall stock market. As a result, a Portfolio’s performance may at times be worse than the performance of other Portfolio s that invest in similar asset classes but employ different investment styles. Growth and value stocks have historically produced similar long-term results, though each category has periods when it outperforms the other.
Due to their relatively high valuations, growth stocks are typically more volatile than value stocks. Investors often expect growth companies to increase their earnings at a certain rate. If these expectations are not met, share prices may decline significantly, even if earnings do increase. Further, growth stocks may not pay dividends or may pay lower dividends than value stocks. This means they depend more on price changes for returns and may be more adversely affected in a down market compared to value stocks that pay higher dividends.
There is a risk that the value investment style may be out of favor for a period of time, that the market will not recognize a security’s intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced. Historically, value stocks have performed best during periods of economic recovery.

Large Capitalization Companies Risk. SPY invests in the securities of large capitalization companies. Companies with large market capitalizations go in and out of favor based on market and economic conditions. Larger companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the Underlying ETF’s, and, in turn, the Portfolio's value may not rise or fall as much as the value of funds that emphasize companies with smaller market capitalizations.
Large Company Risk. Large-capitalization stocks as a group could fall out of favor with the market, causing a Portfolio to underperform investments that focus on small- or medium-capitalization stocks. Larger, more established companies may be slow to respond to challenges, including changes to technology or consumer tastes, and may grow more slowly than smaller companies, especially during market cycles corresponding to periods of economic expansion. Market capitalizations of companies change over time. Investments in securities of certain issuers with the largest market capitalizations can result in greater investment exposure to a limited number of issuers and sectors, primarily the technology sector, which can result in greater losses in the event of a market downturn or deteriorating fundamentals in those issuers or sectors.
Large Shareholder and Large Scale Redemption Risk. Certain individuals, accounts, funds (including funds affiliated with the Manager) or institutions, including the Manager and its affiliates, may from time to time own or control a substantial amount of the Portfolio’s shares. There is no requirement that these entities maintain their investment in the Portfolio. There is a risk that such large shareholders or that the Portfolio’s shareholders generally may redeem all or a substantial portion of their investments in the Portfolio in a short period of time, which could have a significant negative impact on the Portfolio’s NAV, liquidity, and brokerage costs. Large redemptions could also result in tax consequences to shareholders subject to tax on distributions from the Portfolio, such as Participating Insurance Companies, and impact the Portfolio’s ability to implement its investment strategy. The Portfolio’s ability to pursue its investment objective after one or more large scale redemptions may be impaired and, as a result, the Portfolio may invest a larger portion of its assets in cash or cash equivalents.
Leverage Risk. Borrowings, certain derivatives and other trading strategies can create leverage (i.e., a Portfolio’s investment exposures exceed its net asset value). The effect of using leverage is to amplify a Portfolio’s gains and losses in comparison to the amount of a Portfolio’s assets (that is, assets other than borrowed assets) at risk, thus causing the Portfolio to be more volatile and riskier than if it had not been leveraged. Certain transactions may give rise to a form of leverage. Examples of such transactions include borrowing, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment contracts. Certain types of leveraging transactions could theoretically be subject to unlimited losses in cases where a Portfolio, for any reason, is unable to close out the transaction. A Portfolio may manage some of its derivative positions by offsetting derivative positions against one another or against other assets. To the extent offsetting positions do not behave in relation to one another as expected, a Portfolio may perform as if it were leveraged. The use of leverage may cause a Portfolio to liquidate Portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet margin requirements.
Liquidity and Valuation Risk. From time to time, a Portfolio may hold one or more securities for which there are no or few buyers and sellers, or where the securities are subject to limitations on transfer. In those cases, a Portfolio may have difficulty determining the values of those securities for the purpose of determining a Portfolio’s net asset value. A Portfolio also may have difficulty disposing of those securities at an advantageous time or at the values determined by the Portfolio for the purpose of determining the Portfolio’s net asset value, especially during periods of significant net redemptions of Portfolio shares. As a result, a Portfolio may be unable to achieve its desired level of exposure to certain issuers, asset classes or sectors. Private equity investments and private real estate-related investments are generally classified as illiquid investments and generally cannot be readily sold. As a result, private real estate-related investments owned by a Portfolio may be valued at fair value pursuant to policies and procedures adopted and implemented by the Manager acting in its capacity as valuation designee under Rule 2a-5. Fair value determinations are inherently subjective and reflect good faith judgments based on available information. Accordingly, no assurance can be given that the fair value prices accurately reflect the price a Portfolio would receive upon the sale of the investment. A Portfolio’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.
Portfolios with principal investment strategies that involve foreign securities, private placement investments, derivatives, or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity and valuation risk.
In 2022, the SEC proposed amendments to Rule 22e-4 under the 1940 Act and Rule 22c-1 under the 1940 Act, that, if adopted, would, among other things, cause more investments to be treated as illiquid, and could prevent the Portfolio from investing in securities that the Manager believes are appropriate or desirable. While the SEC has withdrawn that particular proposal, there can be no assurance that the SEC will not re-propose similar or related rulemaking in the future.
Loan Risk. The loans in which a Portfolio may invest are typically rated below investment grade or are unrated securities of similar quality. The loans in which a Portfolio may invest may not be (i) rated at the time of investment; (ii) registered with the SEC; or (iii) listed on a securities exchange. The amount of public information available with respect to such loans may be less extensive than that available for more widely rated, registered or exchange-listed securities. Because no active trading market may exist for some of the loans in which a Portfolio may invest, such loans may be less liquid and more difficult to value than more liquid investments for which a trading market does exist. Portfolio transactions may take up to two or three weeks to settle, and in some cases much longer. Unlike the securities markets, there is no central clearinghouse for loan trades, and the loan market has not established enforceable settlement standards or remedies for failure to settle. As a result, sale proceeds potentially will not be available to a Portfolio to make additional investments or to use proceeds to meet its current redemption obligations. A Portfolio thus is subject to the risk of selling other investments at disadvantageous times or prices or taking other actions necessary to raise cash to meet its redemption obligations. Because the interest rates of floating-rate loans in which a Portfolio may invest may reset frequently, if market interest rates fall, the loans’ interest rates will be reset to lower levels, potentially reducing a Portfolio’s income. Loans are also subject to the risk that scheduled interest or principal payments will not be made in a timely manner or at all, either of which may adversely affect the value of the loan. In addition, the collateral underlying a loan may be unavailable or insufficient to satisfy a borrower’s obligation, and a Portfolio could become a partial owner of such collateral if a loan is foreclosed, subjecting the Portfolio to costs associated with owning and disposing of the collateral. If a Portfolio purchases a participation, it may only be able to enforce its rights through the lender and may assume the credit risk of the lender in addition to the borrower. Loans that are secured and senior to other debtholders of a borrower tend to have more favorable loss recovery rates as compared to more junior types of below investment grade debt obligations. Due to their lower place in the borrower’s capital structure and, in some cases, their unsecured status, junior loans involve a higher degree of overall risk than senior loans of the same borrower.
To the extent a Portfolio invests in loans of non-US issuers, the risks of investing in non-US issuers are applicable. Loan interests may not be considered “securities,” and purchasers, such as a Portfolio, therefore may not be entitled to rely on the anti-fraud protections of the federal securities laws. A Portfolio may be in possession of material non-public information about a borrower or issuer as a result of its ownership of a loan or security of such borrower or issuer. Because of prohibitions on trading in securities of issuers while in possession of such information, a Portfolio may be unable to enter into a transaction in a loan or security of such a borrower or issuer when it would otherwise be advantageous to do so.
To the extent that legislation or state or federal regulators that regulate certain financial institutions impose additional requirements or restrictions with respect to the ability of such institutions to make loans, particularly in connection with highly leveraged transactions, the availability of loans for investment may be adversely affected. Further, such legislation or regulation could depress the market value of loans. In November 2022, the SEC proposed rule amendments which, among other things, would amend the liquidity rule framework for open-end funds. If the rule amendments are adopted as proposed, they could have a negative impact on the market for loans as open-end funds subject to the rule exit the market. The nature and extent of the proposal’s impact will not be known unless and until any final rulemaking is adopted.
Market and Management Risk. Market risk is the risk that the markets in which a Portfolio invests will experience market volatility and go down in value, including the possibility that a market will go down sharply and unpredictably in short periods of time. All markets go through cycles, and market risk involves being on the wrong side of a cycle. Factors affecting market risk, whether real or perceived, include political events, broad economic and social changes, and the mood of the investing public. If investor sentiment turns negative, the price of all securities may decline. Market risk also includes the risk that geopolitical and other events will disrupt the economy on a national or global level. For instance, war, terrorism, market manipulation, government defaults, government shutdowns, significant or unexpected failures, near-failures or credit downgrades of key institutions, unexpected changes in the prices of key commodities (such as oil), government actions (including interest rate changes, protectionist measures, sanctions, intervention in the financial markets, or other regulation, and changes in fiscal, monetary or tax policies), political changes or diplomatic developments, economic sanctions and countermeasures in response to sanctions, major cybersecurity events, public health emergencies (such as the spread of infectious diseases, pandemics, or epidemics), and natural/environmental disasters can all negatively impact the securities markets, which could cause a Portfolio to lose value. For example, the COVID-19 pandemic contributed to significant market volatility, exchange suspensions and closures, declines in global financial markets, higher default rates, supply chain disruptions, and a substantial economic downturn in economies throughout the world. Such events may reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, global supply chain disruptions and significantly adversely impact the economy.
War, terrorism, economic uncertainty, and related geopolitical events, such as sanctions, the threat of or imposition of tariffs, the imposition of exchange controls or other cross-border trade barriers, have led, and in the future may lead, to increased short-term market volatility and may have adverse long-term effects on US and world economies and markets generally. For example, the US has imposed economic sanctions, which consist of asset freezes, restrictions on dealings in debt and equity, and certain industry-specific restrictions. Sanctions impair the ability of the Portfolios to buy, sell, receive or deliver those securities and/or assets that are subject to the sanctions. The nature and severity of sanctions or other similar measures (including counter sanctions or other retaliatory actions) may vary broadly in scope, and their impact is impossible to predict. Sanctions and other similar measures could limit or prevent the Portfolio’s ability to buy and sell securities (in the sanctioned country and other markets), significantly delay or prevent the settlement of trades, and significantly impact the Portfolio’s liquidity or performance. Instability and conflict, including in Eastern Europe, the Middle East, and Asia, as well as the imposition of various economic sanctions by the US and many other countries, could also negatively impact global and regional energy and financial markets and cause significant investment losses or inability to invest in certain markets. Any or all of the foregoing could disrupt the operations of the Portfolio and its service providers, adversely affect the value and liquidity of the Portfolio’s investments, and negatively impact the Portfolio’s performance. The extent and duration of the military action, sanctions, and the resulting market disruptions are impossible to predict and could be substantial.
Policy decisions of the U.S. government and governments of foreign countries may increase geopolitical risks that could adversely affect the investment performance of a Portfolio. These policies have the potential to impact international relations, trade agreements and the overall regulatory environment in ways that could create uncertainty and instability in domestic and global markets.  Actions taken by the U.S. government and governments of foreign countries in respect of international trade relations could lead to trade wars, increased costs for imported goods, disruptions in supply chains, reduced foreign investment, and instability in regions where a Portfolio invests.
During periods of severe market stress, it is possible that the market for some or all of a Portfolio's investments may become highly volatile and/or illiquid. While a Portfolio’s portfolio manager or Subadviser(s) may make efforts to control the risks associated with market changes, and may attempt to identify changes as they occur, market environment changes can be sudden and extreme. Price changes may be temporary or last for extended periods of time. In such an event, the Portfolio may find it difficult to sell some or all of its investments and, for certain assets, the trade settlement period may be longer than anticipated. In periods of market volatility and/or declines, a Portfolio may experience high levels of shareholder redemptions, and may have to sell securities at times when it would otherwise not do so, and at unfavorable prices. These events can adversely affect the liquidity and volatility of investments held by the Portfolio, and there is no assurance a Portfolio will achieve its investment objective.
In addition, economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Exchanges and securities markets may close early, close late or issue trading halts on specific securities, which may result in, among other things, a Portfolio being unable to buy or sell certain securities at an advantageous time or accurately price its portfolio investments. In addition, a Portfolio may rely on various third-party sources to calculate its net asset value. As a result, a Portfolio is subject to certain operational risks associated with reliance on service providers and service providers’ data sources. In particular, errors or systems failures and other technological issues may adversely impact the Portfolio’s calculations of its net asset value. Such net asset value calculation issues may result in inaccurately calculated net asset values, delays in net asset value calculations and/or the inability to calculate net asset values over extended periods. A Portfolio may be unable to recover any losses associated with such failures.
Management risk is the risk that the investment strategy of the Manager or a Subadviser will not work as intended. All decisions by the Manager or a Subadviser require judgment and are based on imperfect information. In addition, if a Portfolio is managed using a quantitative investment model, it is subject to the risk that the model may not perform as expected. Similarly, there can be no assurance that quantitative models or methods utilized by the Manager or a Subadviser, or related data sources, will always be available, and the loss of access to any such model(s) or data sources could have an adverse impact on a Portfolio's ability to realize its investment objective. Moreover, regulatory restrictions, actual or potential conflicts of interest or other considerations may cause the Manager or a Subadviser to restrict or prohibit participation in certain investments. There is no guarantee that the investment objective of a Portfolio will be achieved.
Mid-Sized Company Risk. The shares of mid-sized companies tend to trade less frequently than those of larger, more established companies, which can have an adverse effect on the pricing of these securities and on a Portfolio’s ability to sell the securities. Changes in the demand for these securities generally have a disproportionate effect on their market price, tending to make prices rise more in response to buying demand and fall more in response to selling pressure. Such investments also may be more volatile than investments in larger companies, as mid-sized companies generally experience higher growth and failure rates, and typically have less access to capital.
New/Small Portfolio Risk. A Portfolio that recently commenced operations has a limited operating history. A new and relatively small Portfolio's performance may not represent how the Portfolio is expected to or may perform in the long term if and when it becomes larger and has fully implemented its investment strategies. Investment positions may have a disproportionate impact (negative or positive) on performance in new and smaller funds. New and smaller funds may also require a period of time before they are invested in securities that meet their investment objectives and policies and achieve a representative portfolio composition. When a Portfolio is new, an active secondary market for the shares of the Portfolio may not develop or may not continue once developed. Shareholders holding large blocks of shares of a Portfolio, including the Manager and its affiliates, may hold their shares for long periods of time, which may lead to reduced trading volumes, wider trading spreads and impede the development or maintenance of an active secondary trading market for Portfolio shares. These large shareholders may also loan or sell all or a portion of their Portfolio shares, which may result in increasing concentration of Portfolio shares in a small number of holders, and the potential for large redemptions, decreases in Portfolio assets and increased expenses for remaining shareholders.
Non-Diversification Risk. A Portfolio is considered “diversified” if, with respect to 75 percent of its total assets, it invests no more than 5 percent of its total assets in the securities of one issuer, and its investments in such issuer represent no more than 10 percent of that issuer’s outstanding voting securities. To the extent that a Portfolio is not diversified, there is a risk that the Portfolio may be adversely affected by the performance of relatively few securities or the securities of a single issuer, including changes in the market value of a single issuer’s securities and unfavorable market and economic developments. A non-diversified Portfolio is therefore more exposed to losses caused by a smaller group of portfolio holdings than a diversified Portfolio.
Options Risk. The value of a Portfolio’s positions in index options will fluctuate in response to changes in the value of the underlying index. Selling index call options will tend to reduce the risk of owning stocks, but will also limit the opportunity to profit from an increase in the market value of stocks in exchange for up-front cash at the time of selling the call option. A Portfolio also risks losing all or part of the cash paid for purchasing index put options. Unusual market conditions or the lack of a ready market for any particular option at a specific time may reduce the effectiveness of a Portfolio’s option overlay strategy, and for these and other reasons a Portfolio’s option overlay strategy may not reduce a Portfolio’s volatility to the extent desired. From time to time, a Portfolio may reduce its holdings of put options, resulting in an increased exposure to a market decline.
Participation Notes (P-Notes) Risk. A Portfolio may gain exposure to securities traded in foreign markets through investments in P-notes. P-notes are generally issued by banks or broker-dealers and are designed to offer a return linked to an underlying common stock or other security. An investment in a P-note involves additional risks beyond the risks normally associated with a direct investment in the underlying security. While the holder of a P-note is entitled to receive from the broker-dealer or bank any dividends paid by the underlying security, the holder is not entitled to the same rights (e.g., voting rights) as a direct owner of the underlying security. P-notes are considered general unsecured contractual obligations of the banks or broker-dealers that issue them as the counterparty. As such, a Portfolio must rely on the creditworthiness of the counterparty for its investment returns on the P-notes and would have no rights against the issuer of the underlying security. Additionally, there is no assurance that there will be a secondary trading market for a P-note or that the trading price of a P-note will equal the value of the underlying security.
Portfolio Turnover Risk. A Subadviser generally does not consider the length of time a Portfolio has held a particular security in making investment decisions. In fact, a Subadviser may engage in active and frequent trading on behalf of a Portfolio—that is, frequent trading of its securities—in order to take advantage of new investment opportunities or yield differentials. A Portfolio’s turnover rate may be higher than that of other mutual funds due to a Subadviser’s investment strategies. Portfolio turnover generally involves some expense to a Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities. A Portfolio may experience an increase in its portfolio turnover rate when the Portfolio’s portfolio is modified in connection with a change in investment objective, strategies, or a Subadviser.
Prepayment or Call Risk. Prepayment or call risk is the risk that issuers will prepay fixed-rate obligations held by the Portfolio when interest rates fall, forcing a Portfolio to reinvest in obligations with lower interest rates than the original obligations. Mortgage-related securities and asset-backed securities are particularly subject to prepayment risk.
Quantitative Model Risk. A Portfolio may use quantitative models as part of its investment process.  Securities or other investments selected using quantitative methods may perform differently from the market as a whole or from their expected performance for many reasons, including factors used in building the quantitative analytical framework, the weights placed on each factor, and changing sources of market returns. Any errors, limitations, or imperfections in the development, implementation, and maintenance of the Subadviser’s quantitative analyses or models (for example, software or other technology malfunctions or programming inaccuracies), or in the data on which they are based, including the Subadviser’s ability to timely update the data, could adversely affect the Subadviser’s effective use of such analyses or models, which in turn could adversely affect a Portfolio’s performance. A model that has been formulated on the basis of past market data may not be predictive of future price movements. There can be no assurance that these methodologies will produce the desired results or enable a Portfolio to achieve its objective. A given model may be more effective with certain instruments or strategies than others, and there can be no assurance that any model can identify and incorporate all factors that will affect an investment’s price or performance. When models prove to be incorrect or incomplete, including because data is stale, missing or unavailable, any decisions made in reliance thereon expose the Portfolio to potential risks. Models rely on correct data inputs. If incorrect data is entered into even a well-founded model, the resulting information will be incorrect.
Real Estate Risk. Investments in REITs and real estate-linked derivative instruments will subject a Portfolio to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes, operating expenses, overbuilding, construction delays and the supply of real estate generally, extended vacancies of properties, and the management skill and credit worthiness of the issuer. Higher interest rates have a negative impact on real estate markets by increasing financing costs associated with purchasing new real estate or refinancing debt obligations. Although interest rates have increased from 2022 levels, the prices of certain real estate-related assets generally have not decreased as much as may be expected based on historical correlations between interest rates and prices of real estate-related assets. This presents an increased risk of a correction or severe downturn in real estate-related asset prices, which could adversely impact the value of other investments as well (such as loans, securitized debt and other fixed income securities). Lower occupancy rates for commercial real estate can reduce the value of existing real estate investments and rental income.
Commercial mortgage-backed securities (CMBS) in particular are subject to many of the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. CMBS may be less liquid and exhibit a greater price volatility than other types of mortgage- or asset-backed securities.
An investment in a real estate-linked derivative instrument that is linked to the value of a REIT is subject to additional risks, such as poor performance by the manager of the REIT, adverse changes to tax laws, or failure by the REIT to qualify for favorable tax treatment under the tax laws. In addition, some REITs have limited diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property and, as a result, may be more exposed to events that adversely affect such properties or areas than REITs that invest more broadly.
Regulatory Risk. Each Portfolio is subject to a variety of laws and regulations which govern its operations. Each Portfolio is subject to regulation by the SEC and the CFTC. Similarly, the businesses and other issuers of the securities and other instruments in which a Portfolio invests are also subject to considerable regulation. These laws and regulations are subject to change. Changes in laws and regulations may materially impact a Portfolio, a security, business, sector or market. For example, changes in laws or regulations made by the government or a regulatory body may impact the ability of a Portfolio to achieve its investment objective, may impact a Portfolio’s investment policies and/or strategies, or may reduce the attractiveness of an investment.
Reverse Repurchase Agreement Risk. Reverse repurchase agreements involve the sale of securities with an agreement to repurchase the securities at an agreed-upon price, date and interest payment and have the characteristics of borrowing. Generally, the effect of such transactions is that a Portfolio can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while in many cases a Portfolio is able to keep some of the interest income associated with those securities. Such transactions are advantageous only if a Portfolio has an opportunity to earn a rate of interest on the cash derived from these transactions that is greater than the interest cost of obtaining the same amount of cash. Opportunities to realize earnings from the use of the proceeds equal to or greater than the interest required to be paid may not always be available and a Portfolio intends to use the reverse repurchase technique only when the Subadviser believes it will be advantageous to the Portfolio. The use of reverse repurchase agreements may exaggerate any increase or decrease in the value of Portfolio’s assets. The use of reverse repurchase agreements is a form of leverage because the proceeds derived from reverse repurchase agreements may be invested in additional securities. See also “Derivatives Risk” for additional related risks.

Short Sale Risk. A Portfolio that sells a security short in effect borrows and then sells the security with the expectation that it will later repurchase the security at a lower price. In contrast, when a Portfolio buys a security long, it purchases the security with cash with the expectation that it later will sell the security at a higher price. A Portfolio that enters into short sales exposes the Portfolio to the risk that it will be required to buy the security sold short (also known as “covering” the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Portfolio. Theoretically, the amount of these losses can be unlimited. If a request for return of borrowed securities occurs at a time when other short sellers of the securities and/or currencies are receiving similar requests, a “short squeeze” can occur, and the Portfolio may be compelled to replace borrowed securities previously sold short with purchases on the open market at the most disadvantageous time, possibly at prices significantly in excess of the proceeds received in originally selling the securities short. In addition, the Portfolio may have difficulty purchasing securities to meet its delivery obligations in the case of less liquid securities and/or currencies sold short by the Portfolio, such as certain emerging market country securities or securities of companies with smaller market capitalizations. Although a Portfolio may try to reduce risk by holding both long and short positions at the same time, it is possible that the Portfolio’s securities held long will decline in value at the same time that the value of the Portfolio’s securities sold short increases, thereby increasing the potential for loss.
Significant Holdings Risk. Although a Portfolio may be considered “diversified” under applicable law, a relatively large portion of its portfolio at times may be invested in a relatively small number of securities. Significant investments in a relatively small number of securities increase the risk that the value of a Portfolio’s shares is more sensitive to economic results of the companies issuing the securities. The value of the shares of a Portfolio may also be more volatile than a fund that allocates its investments to a larger number of smaller positions.
Small Sized Company Risk. Securities of small sized companies tend to trade less frequently than those of larger, more established companies, which can have an adverse effect on the price of these securities and on a Portfolio’s ability to sell these securities. Changes in the demand for these securities generally have a disproportionate effect on their market price, tending to make prices rise more in response to buying demand and fall more in response to selling pressure. Such investments also may be more volatile than investments in larger companies, as smaller companies generally experience higher growth and failure rates, and typically have less diversified product lines, less experienced senior management, and less access to capital than larger companies. In the case of small sized technology companies, the risks associated with technology company stocks, which tend to be more volatile than other sectors, are magnified. Further, investing in issuers within the same market capitalization category carries the risk that the category may be out of favor due to current market conditions or investor sentiment.
Target Outcome Period Risk. Each Underlying ETF’s investment strategy is designed to deliver returns that match the price return of SPY if shares are bought on the day on which the Underlying ETF enters into the FLEX Options (i.e., the first day of a Target Outcome Period) and held until those FLEX Options expire at the end of the Target Outcome Period subject to the cap. Because the Portfolio will acquire shares of the Underlying ETFs in connection with creations of new shares of the Portfolio and during each quarterly rebalance, the Portfolio typically will not acquire Underlying ETF shares on the first day of a Target Outcome Period. Likewise, the Portfolio will dispose of shares of the Underlying ETFs in connection with redemptions of shares of the Portfolio and during each quarterly rebalance, and such disposals typically will not occur on the last day of a Target Outcome Period. In the event the Portfolio acquires shares of an underlying ETF after the first day of a Target Outcome Period or disposes of shares prior to the expiration of the Target Outcome Period, the value of the Portfolio’s investment in Underlying ETF shares may not be buffered against a decline in the value of SPY and may not participate in a gain in the value of SPY for the Portfolio’s investment period.
Underlying ETF and SPY Risk. The value of an investment in the Portfolio will be related, to a degree, to the investment performance of the Underlying ETFs, and, in turn, SPY. Therefore, the principal risks of investing in the Portfolio are closely related to the principal risks associated with the Underlying ETF and its investments. Exposure to the Underlying ETFs will also expose the Portfolio to a pro rata portion of the Underlying ETFs’ fees and expenses. The fluctuating value of the FLEX Options will affect the Underlying ETFs’ value, and, in turn, Portfolio's value.

The Portfolio intends to generally rebalance its portfolio to equal weight (i.e., 8 1∕3% per Underlying ETF) quarterly, in connection with the reset of each Underlying ETF. In between such rebalances, market movements in the prices of the Underlying ETFs may result in the Portfolio having temporary larger exposures to certain Underlying ETFs compared to others. Under such circumstances, the Portfolio’s returns would be more greatly influenced by the returns of the Underlying ETFs with the larger exposures.
US Government Securities Risk. US Treasury obligations are backed by the “full faith and credit” of the US Government. Securities issued or guaranteed by federal agencies or authorities and US Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the US Government. For example, securities issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks are neither insured nor guaranteed by the US Government. These securities may be supported by the ability to borrow from the US Treasury or only by the credit of the issuing agency, authority, instrumentality or enterprise and, as a result, are subject to greater credit risk than securities issued or guaranteed by the US Treasury. Further, the US Government and its agencies, authorities, instrumentalities and enterprises do not guarantee the market value of their securities; consequently, the value of such securities will fluctuate. This may be the case especially when there is any controversy or ongoing uncertainty regarding the status of negotiations in the US Congress to increase the statutory debt ceiling. If the US Congress is unable to negotiate an adjustment to the statutory debt ceiling, there is also the risk that the US Government may default on payments on certain US Government securities, including those held by a Portfolio, which could have a negative impact on the Portfolio. An increase in demand for US Government securities resulting from an increase in demand for government money market funds may lead to lower yields on such securities.
The downgrade in the long-term US credit rating by major rating agencies has introduced greater uncertainty about the ability of the US to repay its obligations. Further credit rating downgrades or a US credit default may result in increased volatility or liquidity risk, higher interest rates, lower prices for US government securities, and increased costs for all kinds of debt. The value of a Portfolio’s shares may be adversely affected by rating agency downgrades of the US government’s credit rating given that the Portfolios may invest in US government securities.
Yield Risk. The amount of income received by a Portfolio will go up or down depending on day-to-day variations in short-term interest rates, and when interest rates are very low, the Portfolio’s expenses could absorb all or a significant portion of the Portfolio’s income. If interest rates increase, the Portfolio’s yield may not increase proportionately. For example, the Portfolio’s Manager may discontinue any temporary voluntary fee limitation.

HOW THE TRUST IS MANAGED
Board of Trustees
The Board of Trustees (the Board) oversees the actions of PGIM Investments LLC (PGIM Investments or the Manager), the Subadvisers and the distributor and decides on general policies. The Board also oversees the Trust's officers who conduct and supervise the daily business operations of the Trust.
Investment Manager
PGIM Investments, an indirect, wholly-owned subsidiary of Prudential Financial, Inc., serves as the overall investment manager for the Trust. PGIM Investments is located at 655 Broad Street, Newark, New Jersey 07102. PGIM Investments and its predecessors have served as manager and administrator to investment companies since 1987. As of December 31, 2025, PGIM Investments served as the investment manager to all of the Prudential US and offshore investment companies, and as manager or administrator to closed-end investment companies, with aggregate assets of approximately $333.2 billion.
The Trust’s Investment Management Agreement, on behalf of each Portfolio, with PGIM Investments (the Management Agreement), provides that PGIM Investments will furnish each Portfolio with investment advice and administrative services subject to the supervision of the Board and in conformity with the stated policies of the Portfolio. PGIM Investments must also provide, or obtain and supervise, the executive, administrative, accounting, custody, transfer agent, and shareholder servicing services that are deemed advisable by the Board.
PGIM Investments has engaged the subadvisers to conduct the investment programs of the Portfolios, including the purchase, retention and sale of portfolio securities and other financial instruments. PGIM Investments is responsible for monitoring the activities of the subadvisers and reporting on such activities to the Board. PGIM Investments and the Trust have obtained exemptive orders from the SEC that permit PGIM Investments, subject to approval by the Board, to hire or change subadvisers for a Portfolio by entering into new subadvisory agreements with affiliated and non-affiliated subadvisers, without obtaining shareholder approval of such changes. The exemptive orders (which are similar to exemptive orders granted to other investment companies that are organized in a manner similar to the Trust) are intended to facilitate the efficient supervision and management of the subadvisers by PGIM Investments and the Board. If there is more than one subadviser for a Portfolio, PGIM Investments will determine the division of the assets for that Portfolio among the applicable subadvisers under normal conditions. All daily cash inflows (that is, purchases and reinvested distributions) and outflows (that is, redemptions and expense items) will be divided among such subadvisers as PGIM Investments deems appropriate. PGIM Investments, in its sole discretion, may change the target allocation of assets among subadvisers, transfer assets between subadvisers, or change the allocation of cash inflows or cash outflows among subadvisers for any reason and at any time without notice. As a consequence, PGIM Investments may allocate assets or cash flows from a portfolio segment that has appreciated more to another portfolio segment.
A discussion regarding the basis for the Board's approval of the Trust's Management Agreement and subadvisory agreements is available in the Trust's Form N-CSRS (for agreements approved during the six-month period ended June 30), and in the Trust's Form N-CSR (for agreements approved during the six-month period ended December 31).
MANAGEMENT FEES
Set forth below are the total effective annualized investment management fees paid (as a percentage of average net assets) net of waivers by each Portfolio of the Trust to PGIM Investments during 2025:
PSF Global Portfolio	0.53%

PSF PGIM Jennison Blend Portfolio	0.44%

PSF PGIM Jennison Value Portfolio	0.40%

PSF PGIM Total Return Bond Portfolio	0.40%

INVESTMENT SUBADVISERS
Each Portfolio of the Trust has one or more subadvisers providing the day-to-day investment management of the Portfolio. PGIM Investments pays each subadviser out of the fee that PGIM Investments receives from the Trust. Descriptions of each subadviser are set out below:
Jennison Associates LLC (Jennison) is organized under the laws of Delaware as single member limited liability company whose sole member is PGIM, Inc., which is a direct, wholly-owned subsidiary of PGIM Holding Company LLC, which is a direct, wholly-owned subsidiary of Prudential Financial, Inc. As of December 31, 2025, Jennison managed in excess of $213.9 billion in assets for institutional, mutual fund and certain other clients. Jennison's address is 55 East 52nd Street, New York, New York 10055.
PGIM, Inc. (PGIM) is an indirect, wholly-owned subsidiary of Prudential Financial, Inc. PGIM was formed in June 1984 and was registered with the SEC as an investment adviser in December 1984. As of December 31, 2025, PGIM had approximately $1.47 trillion in assets under management. PGIM's address is 655 Broad Street, Newark, New Jersey 07102.
PGIM Fixed Income† is the primary fixed-income asset management investment group of PGIM, with $909.2 billion in assets under management as of December 31, 2025, and is the unit of PGIM that provides investment advisory services.*
PGIM Fixed Income’s investment strategies include but are not limited to the following: multi-sector, investment grade credit, securitized products, leverage finance, emerging markets and alternative strategies.
PGIM Limited is an indirect, wholly-owned subsidiary of PGIM. PGIM Limited is located at Grand Buildings, 1-3 Strand, Trafalgar Square, London WC2N 5HR. PGIM Limited provides investment advisory services with respect to securities in certain foreign markets. As of December 31, 2025, PGIM Limited managed approximately $68.1 billion in assets.
*PGIM Fixed Income’s assets under management includes the assets under management of PGIM Limited.
†PGIM Fixed Income is now known as PGIM Credit.
PGIM Quantitative Solutions LLC (PGIM Quantitative Solutions) a registered investment adviser, is a wholly-owned and independently-operated subsidiary of PGIM, the global investment management businesses of Prudential. The firm was founded in 1975 as the quantitative equity and multi-asset business of PGIM, Inc. As of December 31, 2025, PGIM Quantitative Solutions managed approximately $110.9 billion in quantitative equity and multi-asset for a global client base of pension funds, endowments, foundations, sovereign wealth funds and subadvisory accounts. With offices in Newark, San Francisco* and London, PGIM Quantitative Solutions’ primary address is 655 Broad Street, Newark, New Jersey 07102.
*PGIM Quantitative Solutions does not conduct investment advisory activities from this location.

Portfolio Managers
Information about the portfolio managers responsible for the day-to-day management of the Portfolios is set forth below.
In addition to the information set forth below, the SAI provides additional information about each portfolio manager's compensation, other accounts managed by each portfolio manager, and each portfolio manager's ownership of shares of the Trust's Portfolios.
PSF Global Portfolio
PGIM Investments. Brian Ahrens, Andrei Marinich, CFA, Todd L. Kerin and Saleem Z. Banatwala are jointly and primarily responsible for the Portfolio’s asset allocations.
Brian Ahrens is a Managing Director and Head of the Strategic Investment Research Group (SIRG) of PGIM Investments. He focuses on portfolio risk oversight, manager fulfillment, and the allocation of assets among managers. Mr. Ahrens oversees a staff of 17 investment professionals who focus on investment consulting, portfolio construction, and risk oversight activities. Mr. Ahrens has been with Prudential for over 15 years. Mr. Ahrens earned his MBA in Finance from the Stern School of Business at New York University. He graduated from James Madison University with a double major in Finance and German. He is series 7, series 24 and series 63 certified, and CIMA certified.
Andrei O. Marinich is an Executive Director and serves as the Head of Portfolio Construction and Investment Strategy for PGIM Investments’ Strategic Investment Research Group. This team is responsible for the discretionary management and risk oversight of multi-asset, multi-manager investment solutions. Prior to joining Prudential in 2000, Andrei worked for PaineWebber, Inc. (UBS) and its subsidiaries as an investment manager research analyst and prior as a senior portfolio analyst at Mitchell Hutchins Asset Management. Andrei began his investment career with Merrill Lynch in 1991. A member of the CFA Society New York and the CFA Institute, Andrei is a graduate of Rutgers University with a degree in Economics and holds the Chartered Financial Analyst (CFA) designation and the Certified Investment Management Analyst (CIMA) designation from the Wharton School of the University of Pennsylvania and the Investments &Wealth Institute.
Todd L. Kerin is a Senior Director and member of the Strategic Investment Research Group’s (SIRG) Portfolio Construction team. He focuses on the discretionary management of multi-manager investment solutions including risk budgeting and manager allocation within both traditional and alternative asset classes. Mr. Kerin joined PGIM Investments and SIRG in October 2006 as an investment manager research analyst. Prior to joining SIRG, he spent 12 years with Standard and Poor’s working in various capacities. Most recently, he worked as a senior fixed income mutual fund analyst in S&P’s Credit Market Services Group. Mr. Kerin received his M.B.A. in Finance from Saint Thomas Aquinas College and a B.A. in English Literature from Western New England University.
Saleem Z. Banatwala is a Director and member of the Strategic Investment Research Group’s (SIRG) Portfolio Construction team. He currently serves as a portfolio manager on several of the firm’s asset allocation portfolios. Mr. Banatwala joined PGIM Investments in February 2013 as a research analyst. Prior to joining SIRG, Mr. Banatwala worked as an analyst for a pension consulting firm, and was responsible for the development of strategic investment policy for various foundations, endowments, and corporate pension plans. In addition to this, he conducted due diligence on various target date fund offerings for corporate defined contribution plans. Mr. Banatwala received his B.B.A. from Texas A&M University in College Station, TX. He is a CFA charter holder and a member of the CFA Society New York.
PGIM Quantitative Solutions. PGIM Quantitative Solutions typically follows a team approach in the management of the Portfolio. George N. Patterson, PhD, CFA, CFP, Stacie Mintz, CFA, and Wen Jin, PhD, CFA are jointly and primarily responsible for the day-to-day management of the Portfolio.

George N. Patterson, PhD, CFA, CFP, is a Managing Director and the Chief Investment Officer for PGIM Quantitative Solutions. In this capacity, he oversees all portfolio management and research efforts for both the Quantitative Equity and Multi-Asset teams. Prior to his current role, George was the Co-Head of PGIM Quantitative Solutions’ Quantitative Equity team, overseeing portfolio management, investment research and new product development. Before joining PGIM Quantitative Solutions, George was a Managing Director, Corporate Strategy, at Axioma, Inc., focusing on identifying buy-side trends and market opportunities. Previously, he was the Chief Investment Officer for Quantitative Investments at Bank of Montreal Global Asset Management, with responsibilities across global equities and multi-asset strategies spanning stand-alone asset allocation funds, FX overlays, retail fund of funds and ETF-based multi-asset solutions. In addition, George was a Co-Founder and Managing Partner at Menta Capital LLC, a California-based quantitative equity hedge fund, and a Senior Portfolio Manager in equity market neutral strategies at Barclays Global Investors. He began his career at NASA’s Jet Propulsion Laboratory. George earned a BS in physics from the Massachusetts Institute of Technology and a PhD in physics from Boston University.
Stacie L. Mintz, CFA, is a Managing Director and Head of Quantitative Equity for PGIM Quantitative Solutions. She leads the portfolio managers on the Quantitative Equity team and is responsible for enhancements to the Quantitative Equity models and portfolio analytic tools. Prior to her current role, she served as the Head of Equity Portfolio Management for PGIM Quantitative Solutions. Stacie has over two decades of portfolio management experience, focusing on long-only and long-short equity investing for more than 15 years at PGIM. Prior to that, she managed strategic and tactical asset allocation for several institutional and retail funds at PGIM. During that time, she was also responsible for managing the overall asset allocation for the Prudential Pension Plan. She earned a BA in economics from Rutgers University and an MBA in finance from the New York University Stern School of Business.
Wen Jin, PhD, CFA, is a Managing Director and Portfolio Manager for PGIM Quantitative Solutions working within the Quantitative Equity team. He is responsible for portfolio management, analysis and research. Prior to joining PGIM Quantitative Solutions, Wen was a Portfolio Manager and the Head of Quantitative Strategy and Trading at Aristeia Capital Management, where he oversaw derivatives valuation, quantitative trading strategy development and portfolio management. Previously, Wen was a Senior Quantitative Strategist in the options trading group at Citadel Investment Group, where he was responsible for the development of equity option arbitrage and volatility arbitrage strategies. Wen's articles have appeared in the Journal of Accounting Research and Wall Street Horizon, among other leading publications. He earned a BS in physics from University of Sciences and Technology of China, and an MA and PhD in physics from Columbia University.
PSF PGIM Jennison Blend Portfolio
Jason T. McManus, Adam L. Friedman, Brian A. Porpora are jointly and primarily responsible for the day-to-day management of the Portfolio.
Jason T. McManus is a Managing Director, the Head of Custom Solutions, and a custom solutions portfolio manager. He joined Jennison in 1997. Mr. McManus began managing quantitative portfolios and custom solutions for clients in August 2006. From 2003 to 2006, he was part of Jennison's Applied Research team focusing on quantitative research projects and portfolio analytics. Prior to that, he was a research associate on the International Equity team. Mr. McManus received a BS in economics and computer science from the University at Albany, State University of New York, and an MBA in quantitative finance from New York University's Stern School of Business.
Adam L. Friedman is a Managing Director, a custom solutions portfolio manager and an investment solutions analyst. He joined Jennison in 2007. Prior to joining the Custom Solutions Group in 2011, he was an investment analyst on the firm’s alternative investments team. Mr. Friedman earned a BS in financial economics from Binghamton University.
Brian A. Porpora is a Managing Director, a custom solutions portfolio manager and an investment solutions analyst. He joined Jennison in 2004. Prior to joining the Custom Solutions Group in 2008, he was an investment analyst on the firm’s alternative investments team. Mr. Porpora earned a BS in applied economics and business management from Cornell University.

The portfolio managers for the Portfolio are supported by other Jennison portfolio managers, research analysts and investment professionals. Team members conduct research, make securities recommendations and support the portfolio managers in all activities. Members of the team may change from time to time.
PSF PGIM Jennison Value Portfolio
Warren N. Koontz, Jr., CFA, and Joseph C. Esposito, CFA, are jointly and primarily responsible for the day-to-day management of the Portfolio.
Warren N. Koontz, Jr., CFA, is a Managing Director, the Head of Value Equity, and a large cap value portfolio manager. He joined Jennison in September 2014. Prior to joining Jennison, Mr. Koontz was a portfolio manager at Loomis, Sayles & Company for nineteen years where he managed diversified and concentrated value strategies. Prior to that, he was a senior portfolio manager at Comerica Bank and also worked for three years as chief investment officer for The Jeffrey Company, a private investment firm and the Public Employees’ Retirement System of Ohio. Mr. Koontz earned a BS in finance and an MBA from The Ohio State University and he holds the Chartered Financial Analyst (CFA) designation.
Joseph C. Esposito, CFA, is a Managing Director and a large cap value portfolio manager. He joined Jennison in September 2014. Mr. Esposito was previously a senior equity analyst at Loomis, Sayles & Company for seven years. Prior to that, he was a business systems analyst at AXA Financial. Mr. Esposito earned a BA from the College of New Jersey, an MBA from Columbia Business School and he holds the Chartered Financial Analyst (CFA) designation.
The portfolio managers for the Portfolio are supported by other Jennison portfolio managers, research analysts and investment professionals. Team members conduct research, make securities recommendations and support the portfolio managers in all activities. Members of the team may change from time to time.
PSF PGIM Total Return Bond Portfolio
Gregory Peters, Richard Piccirillo, Robert Tipp, CFA, Matthew Angelucci, CFA, and Tyler Thorn of PGIM Fixed Income are jointly and primarily responsible for the day-to-day management of the Portfolio.
Gregory Peters is Co-Chief Investment Officer of PGIM Fixed Income. Mr. Peters is one of the co-heads on the Multi-Sector Team at PGIM Fixed Income. Prior to joining the Firm in 2014, Mr. Peters was Morgan Stanley's Global Director of Fixed Income & Economic Research and Chief Global Cross Asset Strategist, responsible for the Firm's macro research and asset allocation strategy. Earlier, he worked at Salomon Smith Barney and the Department of U.S. Treasury. He received a BA in Finance from The College of New Jersey and an MBA from Fordham University. Mr. Peters serves as a member of the Treasury Borrowing Advisory Committee of the U.S. Department of the Treasury. He is also a member of Chatham House, The Institute of International & European Affairs (IIEA), Fixed Income Analyst Society and the Bretton Woods Committee. Mr. Peters was named a 2018 and 2019 winner of the Pension and Investment Provider Award for Global Multi-Asset Credit.
Richard Piccirillo is a Managing Director and one of the co-heads on the Multi-Sector Team at PGIM Fixed Income. Mr. Piccirillo had specialized in mortgage-and asset-backed securities since joining the Firm in 1993. Before joining the Firm, Mr. Piccirillo was a fixed income analyst with Fischer Francis Trees & Watts. Mr. Piccirillo started his career as a financial analyst at Smith Barney. He received a BBA in Finance from George Washington University and an MBA in Finance and International Business from New York University. Mr. Piccirillo was named a 2019 winner of the Pension and Investment Provider Award for Global Multi-Asset Credit.
Robert Tipp, CFA, is a Managing Director, Chief Investment Strategist, and Head of Global Bonds at PGIM Fixed Income. Mr. Tipp is also one of the co-heads on the Multi-Sector Team at PGIM Fixed Income. Mr. Tipp has worked at the Firm since 1991, where he has held a variety of senior investment manager and strategist roles. Prior to joining the firm, he was a Director in the Portfolio Strategies Group at the First Boston Corporation, where he developed, marketed, and implemented strategic portfolio products for money managers. Before that, Mr. Tipp was a Senior Staff

Analyst at the Allstate Research & Planning Center, and managed fixed income and equity derivative strategies at Wells Fargo Investment Advisors. He received a BS in Business Administration and an MBA from the University of California, Berkeley. Mr. Tipp holds the Chartered Financial Analyst (CFA) designation.
Matthew Angelucci, CFA is a Managing Director and senior portfolio manager on PGIM's Multi-Sector Team responsible for Global Bond Strategies. Mr. Angelucci specializes in global interest rates, country and sector allocation, ETFs and derivatives. Prior to assuming his current position, he was an analyst in the Portfolio Analysis Group. Mr. Angelucci joined the Firm in 2005. He received a BS in Corporate Finance and Accounting from Bentley University. Mr. Angelucci holds the Chartered Financial Analyst (CFA) designation.
Tyler Thorn is a Managing Director and a portfolio manager on PGIM's Multi-Sector Team. Mr. Thorn joined the Firm in 2015 and previously was an analyst in the Portfolio Analysis Group. He has also worked on the Quantitative Modeling and Strategies team. Mr. Thorn received a BS in business administration with concentrations in finance, economics, and computer science from Boston College.

HOW TO BUY AND SELL SHARES OF THE PORTFOLIOS
PURCHASING and redeeming PORTFOLIO shares
With the exception of the PSF PGIM Laddered Allocation S&P 500 Buffer 12 Portfolio and the PSF PGIM Laddered Allocation S&P 500 Buffer 20 Portfolio, each Portfolio of the Trust offers Class I shares and certain Portfolios of the Trust also offer Class II shares and/or Class III shares. As of the date of the Prospectus, the PSF PGIM Laddered Allocation S&P 500 Buffer 12 Portfolio and the PSF PGIM Laddered Allocation S&P 500 Buffer 20 Portfolio solely offer the Class III share class. Class I shares of the PSF PGIM Laddered Allocation S&P 500 Buffer 12 Portfolio and the PSF PGIM Laddered Allocation S&P 500 Buffer 20 Portfolio are not currently available for purchase and may be offered at a later date. In addition, as of the date of the Prospectus, the PSF PGIM Ballast Portfolio solely offers the Class I share class. Class III shares of the PSF PGIM Ballast Portfolio are not currently available for purchase and may be offered at a later date.
Each Class participates in the same investments within a given Portfolio, but the Classes differ in terms of their charges. Class I and Class III shares are sold to separate accounts of Prudential as investment options under certain Contracts. Class I shares may also be sold to separate accounts of insurance companies not affiliated with Prudential Financial. Class II is offered only to separate accounts of non-Prudential insurance companies as investment options under certain of their Contracts. Please refer to the accompanying Contract prospectus to see which Portfolios are available through your Contract.
Investments in a Portfolio are made through certain variable life insurance and variable annuity contracts. Together with this Prospectus, you should have received a prospectus for such a Contract. You should refer to that prospectus for further information on investing in the Portfolios. Class I, Class II and Class III shares of a Portfolio are sold without any sales charge at the net asset value of the Portfolio. Class II and Class III shares, however, are subject to an annual distribution or “12b-1” fee of 0.25% of the average daily net assets of the applicable Class. The Trust does not provide investment advice. You should contact your financial advisor for advice regarding selection of Portfolios and Classes.
Each Portfolio typically expects to pay redemption proceeds within three days after receipt of a proper notice of the redemption request. Such procedures for providing proper notice of a redemption request is described in further detail in the prospectus for the applicable Contract. However, it may take a Portfolio up to seven days to pay redemption proceeds. There is no redemption charge. We may suspend the right to redeem shares or receive payment when the New York Stock Exchange (NYSE) is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.
Under normal circumstances, each Portfolio typically expects to meet redemption requests by using cash or cash equivalents or proceeds from the sale of portfolio securities (or a combination of these methods). Each Portfolio reserves the right to use borrowing arrangements that may be available from time to time. The use of borrowings in order to meet redemption requests is typically expected to be used only during stressed or abnormal market conditions, when an increased portion of a Portfolio’s holdings may be comprised of less liquid investments, or during emergency or temporary circumstances. The Portfolios’ use of redemptions in-kind is discussed below.
Redemption in-Kind
The Trust may pay the redemption price to shareholders of record (generally, the Participating Insurance Company separate accounts holding Trust shares) in whole or in part by a distribution in-kind of securities from the relevant investment portfolio of the Trust, in lieu of cash, in conformity with applicable rules of the SEC and procedures adopted by the Board. Securities will be readily marketable and will be valued in the same manner as in a regular redemption.
If shares are redeemed in-kind, the recipient will incur transaction costs in converting such assets into cash. These procedures govern the redemption by the shareholder of record, generally a Participating Insurance Company separate account. The procedures do not affect payments by a Participating Insurance Company to a contract owner under a variable contract.

Frequent Purchases or Redemptions of Portfolio Shares
The Trust is part of the group of investment companies advised by PGIM Investments (the PGIM Investment funds), which seek to prevent patterns of frequent purchases and redemptions of shares by its investors. Frequent purchases and redemptions may adversely affect the investment performance and interests of long-term investors in the Portfolios. When an investor engages in frequent or short-term trading, the PGIM Investment funds may have to sell portfolio securities to have the cash necessary to pay the redemption amounts. This may cause the PGIM Investment funds to sell Portfolio securities at inopportune times, hurting their investment performance. When large dollar amounts are involved, frequent trading can also make it difficult for the PGIM Investment funds to use long-term investment strategies because they cannot predict how much cash they will have to invest. In addition, if a PGIM Investment fund is forced to liquidate investments due to short-term trading activity, it may incur increased transaction and tax costs.
Similarly, the PGIM Investment funds may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of short-term trading. Moreover, frequent or short-term trading by certain investors may cause dilution in the value of PGIM Investment fund shares held by other investors. To the extent a Portfolio invests in foreign securities, a Portfolio may be particularly susceptible to frequent trading, because time zone differences among international stock markets can allow an investor engaging in short-term trading to exploit fund share prices that may be based on closing prices of foreign securities established some time before the fund calculates its own share price. To the extent a Portfolio invests in certain fixed income securities, such as high yield bonds or certain asset-backed securities, a Portfolio may also constitute an effective vehicle for an investor’s frequent trading strategies.
The Boards of Directors/Trustees of the PGIM Investment funds, including the Trust, have adopted policies and procedures designed to discourage or prevent frequent trading by investors. The policies and procedures for the Trust are limited, however, because the Trust does not sell its shares directly to the public. Instead, Portfolio shares are sold only to Participating Insurance Company separate accounts that fund variable annuity contracts and variable life insurance policies. Therefore, Participating Insurance Companies, not the Trust, maintain the individual contract owner account records. Each Participating Insurance Company submits to the Trust's transfer agent daily aggregate orders combining the transactions of many contract owners. Therefore, the Trust and its transfer agent do not monitor trading by individual contract owners.
Under the Trust's policies and procedures, the Trust has notified each Participating Insurance Company that the Trust expects the Participating Insurance Company to impose restrictions on transfers by contract owners. The current Participating Insurance Companies are Prudential and three insurance companies not affiliated with Prudential. The Trust may add additional Participating Insurance Companies in the future. The Trust receives reports on the trading restrictions imposed by Prudential on variable contract owners investing in the Portfolios, and the Trust monitors the aggregate cash flows received from unaffiliated insurance companies. In addition, the Trust has entered shareholder information agreements with Participating Insurance Companies as required by Rule 22c-2 under the 1940 Act. Under these agreements, the Participating Insurance Companies have agreed to: (i) provide certain information regarding contract owners who engage in transactions involving Portfolio shares; and (ii) execute any instructions from the Trust to restrict or prohibit further purchases or exchanges of Portfolio shares by contract owners who have been identified by the Trust as having engaged in transactions in Portfolio shares that violate the Trust's frequent trading policies and procedures. The Trust and its transfer agent each reserve the right, in its sole discretion, to reject all or a portion of a purchase order from a Participating Insurance Company for any reason or no reason. If a purchase order is rejected, the purchase amount will be returned to the Participating Insurance Company.
The Trust also employs fair value pricing procedures to deter frequent trading. Those procedures are described in more detail under “Net Asset Value,” below.
Net Asset Value
Any purchase or sale of Portfolio shares is made at the net asset value, or NAV, of such shares. The price at which a purchase or redemption is made is typically based on the next calculation of the NAV after the order is received in good order. The NAV of each Portfolio is typically determined on each day the NYSE is open for trading as of the close of the exchange's regular trading session (which is generally 4:00 p.m. Eastern time). The Trust will not treat an intraday unscheduled disruption in NYSE trading as a closure of the NYSE and will price its shares as of 4:00 p.m. if the particular disruption directly affects only the NYSE. The NYSE is closed on most national holidays and Good Friday. The Trust does not price, and shareholders will not be able to purchase or redeem, the Trust's shares on days when the NYSE is closed but the primary markets for the Trust's foreign securities are open, even though the value of these securities may have changed. Conversely, the Trust will ordinarily price its shares, and shareholders may purchase and redeem shares, on days that the NYSE is open but foreign securities markets are closed. The securities held by each of the Trust's Portfolios are valued based upon market quotations or, if market quotations are not readily available, at fair value as determined in good faith under policies and procedures adopted and implemented by the Manager. The Trust may use fair value pricing if it determines that a market quotation for a security is not reliable based, among other things, on events or market conditions that occur after the quotation is derived or after the closing of the primary market on which the security is traded, but before the time that the NAV is determined. This use of fair value pricing commonly occurs with securities that are primarily traded outside of the US, because such securities present time-zone arbitrage opportunities when events or conditions affecting the prices of specific securities or the prices of securities traded in such markets generally occur after the close of the foreign markets but prior to the time that a Portfolio determines its NAV.
With respect to any portion of a Portfolio’s assets that are invested in one or more open-end management investment companies, a Portfolio’s NAV is calculated based upon the NAV of the registered open-end management investment companies in which the Portfolio invests. The prospectuses for these companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing. The Trust may also use fair value pricing with respect to US traded securities if, for example, trading in a particular security is halted and does not resume before a Portfolio calculates its NAV or the exchange on which a security is traded closes early. In addition, fair value pricing is used for securities where the pricing agent or principal market maker does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of PGIM Investments (or Subadviser) does not represent fair value. Different valuation methods may result in differing values for the same security. The fair value of a portfolio security that a Portfolio uses to determine its NAV may differ from the security's published or quoted price. If a Portfolio needs to implement fair value pricing after the NAV publishing deadline but before shares of the Portfolio are processed, the NAV you receive or pay may differ from the published NAV price. For purposes of computing the Trust's NAV, we will value the Trust's futures contracts 15 minutes after the close of regular trading on the NYSE. Except when we fair value securities, we normally value each foreign security held by the Trust as of the close of the security's primary market.
Fair value pricing procedures are designed to result in prices for a Portfolio's securities and its NAV that are reasonable in light of the circumstances that make or have made market quotations unavailable or unreliable, and to reduce arbitrage opportunities available to short-term traders. There is no assurance, however, that fair value pricing will more accurately reflect the market value of a security than the market price of such security on that day or that it will prevent dilution of a Portfolio's NAV by short-term traders.
The NAV for each of the Portfolios other than the PSF PGIM Government Money Market Portfolio is determined by a simple calculation. It's the total value of a Portfolio (assets minus liabilities) divided by the total number of shares outstanding. The NAV for the PSF PGIM Government Money Market Portfolio will ordinarily remain at $10.00 per share (The price of each share remains the same but you will have more shares when dividends are declared). Each business day, each Portfolio’s current NAV per share is transmitted electronically to Participating Insurance Companies that use the Portfolios as underlying investment options for Contracts.
With respect to any portion of the Portfolio's assets that are invested in one or more open-end management investment companies, the Portfolio's NAV is calculated based upon the NAV of the registered open-end management investment companies in which the Portfolio invests. The prospectuses for these companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.
To determine a Portfolio's NAV, its holdings are valued as follows:

Equity Securities for which the primary market is on an exchange (whether domestic or foreign) shall be valued at the last sale price on such exchange or market on the day of valuation or, if there was no sale on such day, at the mean between the last bid and asked prices on such day or at the last bid price on such day in the absence of an asked price. Securities included within the NASDAQ market shall be valued at the NASDAQ official closing price (NOCP) on the day of valuation, or if there was no NOCP issued, at the last sale price on such day. Securities included within the NASDAQ market for which there is no NOCP and no last sale price on the day of valuation shall be valued at the mean between the last bid and asked prices on such day or at the last bid price on such day in the absence of an asked price. Equity securities that are not sold on an exchange or NASDAQ are generally valued by an independent pricing agent or principal market maker.
A Portfolio may own securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Portfolios do not price their shares. Therefore, the value of a Portfolio's assets may change on days when shareholders cannot purchase or redeem Portfolio shares.
Convertible debt securities that are traded in the over-the-counter market, including listed convertible debt securities for which the primary market is believed by PGIM Investments or a Subadviser, as available, to be over-the-counter, shall be valued on the day of valuation at an evaluated bid price provided by an independent pricing agent or, in the absence of a valuation provided by an independent pricing agent, at the bid price provided by a principal market maker or primary market dealer.
Other debt securities—those that are not valued on an amortized cost basis—are valued using an independent pricing service.
Options on stock and stock indexes that are traded on a national securities exchange are valued at the last sale price on such exchange on the day of valuation or, if there was no such sale on such day, at the mean between the most recently quoted bid and asked prices on such exchange.
Futures contracts and options on futures contracts are valued at the last sale price at the close of the commodities exchange or board of trade on which they are traded. If there has been no sale that day, the securities will be valued at the mean between the most recently quoted bid and asked prices on that exchange or board of trade.
Forward currency exchange contracts are valued at the cost of covering or offsetting such contracts calculated on the day of valuation. Securities that are valued in accordance herewith in a currency other than US dollars shall be converted to US dollar equivalents at a rate obtained from a recognized bank, dealer or independent service on the day of valuation.
Over-the-counter (OTC) options are valued at the mean between bid and asked prices provided by a dealer (which may be the counterparty). A subadviser will monitor the market prices of the securities underlying the OTC options with a view to determining the necessity of obtaining additional bid and ask quotations from other dealers to assess the validity of the prices received from the primary pricing dealer.
Short-term debt securities held by the Portfolios, including bonds, notes, debentures and other debt securities, and money market instruments, such as certificates of deposit, commercial paper, bankers' acceptances, and obligations of domestic and foreign banks for which market quotations are readily available, are valued by an independent pricing agent or principal market maker (if available, otherwise a primary market dealer).
Short-term debt securities held by the PSF PGIM Government Money Market Portfolio are valued at amortized cost. Short-term debt securities with remaining maturities of 12 months or less held by the PSF PGIM 50/50 Balanced Portfolio and PSF PGIM Flexible Managed Portfolio are valued on an amortized cost basis. The amortized cost valuation method is widely used by mutual funds. It means that the security is valued initially at its purchase price and then decreases in value by equal amounts each day until the security matures. It almost always results in a value that is extremely close to the actual market value. The Board has established procedures to monitor whether any material deviation between valuation and market value occurs and if so, will promptly consider what action, if any, should be taken to prevent unfair results to Contract owners.
For each Portfolio other than the PSF PGIM Government Money Market Portfolio, and except as discussed above for the PSF PGIM 50/50 Balanced Portfolio and PSF PGIM Flexible Managed Portfolio, short-term debt securities, including bonds, notes, debentures and other debt securities, and money market instruments, such as certificates of deposit, commercial paper, bankers' acceptances, and obligations of domestic and foreign banks for which market quotations are readily available, are valued by an independent pricing agent or principal market maker (if available, otherwise a primary market dealer).
DISTRIBUTOR & DISTRIBUTION ARRANGEMENTS. Prudential Investment Management Services LLC (PIMS) serves as the distributor for the shares of each Portfolio under a Distribution Agreement with the Trust. PIMS is an affiliate of PGIM Investments. PIMS is registered as a broker-dealer under the Securities Exchange Act of 1934, as amended, and is a member of the Financial Industry Regulatory Authority. PIMS' principal business address is 655 Broad Street, Newark, New Jersey 07102.
The Trust has adopted a Distribution Plan Pursuant to Rule 12b-1 under the 1940 Act for the Class II and Class III shares of each Portfolio (the 12b-1 Plan). Under the 12b-1 plan, Class II and Class III of each Portfolio pay to PIMS a distribution (12b-1) fee at the annual rate of 0.25% of the average daily net assets of the applicable Class. This fee pays for distribution services for Class II shares and Class III shares as applicable. Because these fees are paid out of the Portfolio's assets on an ongoing basis, over time these fees will increase the cost of your investment in Class II or Class III shares and may cost you more than paying other types of sales charges. Class II shares are also subject to an administration fee of 0.15% of the average daily net assets of Class II. Class I shares do not have a distribution fee. Class I and Class III shares do not have an administration fee.

OTHER INFORMATION
US Federal Income Taxes
Each Portfolio currently intends to be treated as a partnership for US federal income tax purposes that is not a “publicly traded partnership” as defined in Section 7704 of the Internal Revenue Code of 1986, as amended (the Code). If a Portfolio were not to qualify for such treatment, it could be subject to US federal income tax at the Portfolio level, which generally would reduce the value of an investment in the Portfolio. As a result of each Portfolio's treatment as a partnership that is not a publicly traded partnership, each Portfolio is generally not itself subject to US federal income tax. Instead, each Portfolio's income, gains, losses, deductions, credits and other tax items are “passed through” pro rata directly to the shareholders of the Portfolio, generally the Participating Insurance Companies (without regard to whether such corresponding amounts are distributed from the Portfolio) and retain the same character for US federal income tax purposes. Distributions may be made to the various separate accounts of the Participating Insurance Companies in the form of additional shares (not in cash).
The shares of each Portfolio are owned by separate accounts of Participating Insurance Companies, and may be owned by qualified pension and retirement plans, and certain other eligible persons or plans permitted to hold shares of the Portfolio pursuant to the applicable US Treasury regulations without impairing the ability of the separate accounts of the Participating Insurance Companies to satisfy the diversification requirements of Section 817(h) of the Code.
Each Portfolio intends to comply with the diversification requirements currently imposed by the Code and US Treasury regulations thereunder on separate accounts of insurance companies as a condition of maintaining the favorable tax status of the Contracts issued by separate accounts of Participating Insurance Companies. If a Portfolio does not meet such diversification requirements, the Contracts could lose their favorable tax treatment, and thus income and gain allocable to the Contracts could be taxable currently to shareholders of the Portfolio. This could also occur if Contract holders are found to have an impermissible level of control over the investments underlying their Contracts. Furthermore, if any underlying portfolio fails to comply with the diversification requirements for any taxable year, such failure could cause a separate account of a Participating Insurance Company indirectly invested in such an underlying portfolio through a Portfolio to fail to satisfy the separate diversification requirements, with the result that the Contracts supported by that account would no longer be eligible for tax deferral.
Owners of Contracts should consult the applicable prospectus or description of the plan for a discussion and information on the tax consequences of the Contract, policy or plan. In addition, Contract owners may wish to consult with their own tax advisors as to the tax consequences of investing in a Portfolio, including the application of US federal, state and local and non-US taxes.
Monitoring for Possible Conflicts
The Trust sells its shares to fund variable life insurance contracts and variable annuity contracts and is authorized to offer its shares to qualified retirement plans. Because of differences in tax treatment and other considerations, it is possible that the interest of variable life insurance contract owners, variable annuity contract owners and participants in qualified retirement plans could conflict. The Trust will monitor the situation and, in the event that a material conflict does develop, the Trust would determine what action, if any, to take in response.
Disclosure of Portfolio Holdings
A description of the Trust's policies and procedures with respect to the disclosure of each Portfolio's portfolio securities is included in the SAI and on the Trust's website at www.prudential.com/variableinsuranceportfolios.
Payments to Affiliates
PGIM Investments and its affiliates, including a Subadviser or PIMS, may compensate affiliates of PGIM Investments, including the insurance companies issuing variable annuity or variable life contracts by providing reimbursement, defraying the costs of, or paying directly for, among other things, marketing and/or administrative services and/or other services they provide in connection with the variable annuity and/or variable life contracts that offer the Portfolios as investment options. These services may include, but are not limited to: sponsoring or co-sponsoring various promotional, educational or marketing meetings and seminars attended by distributors, wholesalers, and/or broker dealer firms' registered representatives, and creating marketing materials that discuss the contracts, available options, and the Portfolios.
The amounts paid depend on the nature of the meetings, the number of meetings attended by PGIM Investments, the Subadviser, or PIMS, the number of participants and attendees at the meetings, the costs expected to be incurred, and the level of PGIM Investments', the Subadviser's or PIMS’ participation. These payments or reimbursements may not be offered by the Subadviser or PIMS, and the amounts of such payments may vary between and among PGIM Investments, the Subadviser and PIMS depending on their respective participation.
With respect to variable annuity contracts, the amounts paid under these arrangements to Prudential-affiliated insurers are set forth in the prospectuses for the variable annuity contracts that offer the Portfolios as investment options.

FINANCIAL HIGHLIGHTS
INTRODUCTION
The financial highlights that follow will help you evaluate the financial performance of each Portfolio available under your Contract for the past five years. The total return in each chart represents the rate that a shareholder earned on an investment in that share class of the Portfolio, assuming reinvestment of all dividends and other distributions. The charts do not reflect any charges under any variable contract. Because Contract charges are not included, the actual return that you will receive will be lower than the total return in each chart. The information is for Class I shares, Class II and Class III shares as applicable for the periods indicated.
The financial highlights were derived from each Portfolio’s financial statements, which were audited by PricewaterhouseCoopers LLP, the Trust’s independent registered public accounting firm, for such fiscal year, whose reports thereon were unqualified. The Trust’s financial statements are included in the Trust’s filings on Form N-CSR and are available upon request.

PSF Global Portfolio Class I
	Year Ended December 31,
	2025	2024	2023	2022	2021
Per Share Operating Performance(a):
Net Asset Value, beginning of year	$63.54	$55.18	$46.14	$56.82	$48.06
Income (Loss) From Investment Operations:
Net investment income (loss)	0.72	0.68	0.74	0.63	0.46
Net realized and unrealized gain (loss) on investment and foreign currency transactions	13.28	7.68	8.30	(11.31)	8.30
Total from investment operations	14.00	8.36	9.04	(10.68)	8.76
Net Asset Value, end of year	$77.54	$63.54	$55.18	$46.14	$56.82
Total Return(b)	22.03%	15.15%	19.59%	(18.80)%	18.23%

Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,066.5	$924.2	$1,078.9	$1,186.9	$1,518.5
Average net assets (in millions)	$974.6	$978.8	$1,072.5	$1,262.8	$1,472.2
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	0.59%	0.76%	0.78%	0.75%	0.74%
Expenses before waivers and/or expense reimbursement	0.81%	0.85%	0.83%	0.79%	0.78%
Net investment income (loss)	1.04%	1.12%	1.48%	1.30%	0.86%
Portfolio turnover rate(d)	123%	35%	41%	52%	21%

(a)	Calculated based on average shares outstanding during the period.
(b)
Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(c)	Does not include expenses of the underlying funds in which the Portfolio invests.
(d)
The Portfolio's portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Portfolio's portfolio turnover rate may be higher.

PSF Global Portfolio Class III
	Year Ended December 31,				April 26, 2021 (a) through December 31, 2021
	2025	2024	2023	2022
Per Share Operating Performance(b):
Net Asset Value, beginning of period	$62.95	$54.80	$45.94	$56.72	$53.13
Income (Loss) From Investment Operations:
Net investment income (loss)	0.53	0.53	0.58	0.54	0.15
Net realized and unrealized gain (loss) on investment and foreign currency transactions	13.15	7.62	8.28	(11.32)	3.44
Total from investment operations	13.68	8.15	8.86	(10.78)	3.59
Net Asset Value, end of period	$76.63	$62.95	$54.80	$45.94	$56.72
Total Return(c)	21.73%	14.87%	19.29%	(19.01)%	6.76%

Ratios/Supplemental Data:
Net assets, end of period (in millions)	$1.9	$1.3	$1.1	$0.6	$0.2
Average net assets (in millions)	$1.7	$1.3	$0.8	$0.5	$0.1
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	0.83%	1.01%	1.03%	1.00%	0.99%(e)
Expenses before waivers and/or expense reimbursement	1.06%	1.10%	1.08%	1.04%	1.03%(e)
Net investment income (loss)	0.77%	0.86%	1.15%	1.14%	0.40%(e)
Portfolio turnover rate(f)	123%	35%	41%	52%	21%

(a)	Commencement of offering.
(b)	Calculated based on average shares outstanding during the period.
(c)
Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(d)	Does not include expenses of the underlying funds in which the Portfolio invests.
(e)	Annualized, with the exception of certain non-recurring expenses.
(f)
The Portfolio's portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Portfolio's portfolio turnover rate may be higher.

PSF PGIM Jennison Blend Portfolio Class I
	Year Ended December 31,
	2025	2024	2023	2022	2021
Per Share Operating Performance(a):
Net Asset Value, beginning of year	$122.98	$97.36	$73.47	$98.09	$81.50
Income (Loss) From Investment Operations:
Net investment income (loss)	0.98	0.87	0.77	0.76	0.40
Net realized and unrealized gain (loss) on investment and foreign currency transactions	21.80	24.75	23.12	(25.38)	16.19
Total from investment operations	22.78	25.62	23.89	(24.62)	16.59
Net Asset Value, end of year	$145.76	$122.98	$97.36	$73.47	$98.09
Total Return(c)	18.52%	26.32%	32.52%	(25.10)%	20.36%

Ratios/Supplemental Data:
Net assets, end of year (in millions)	$7,839.0	$6,684.1	$5,644.6	$4,482.9	$6,379.2
Average net assets (in millions)	$7,206.9	$6,310.9	$5,012.2	$5,044.7	$6,084.1
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	0.46%	0.46%	0.46%	0.46%	0.46%
Expenses before waivers and/or expense reimbursement	0.47%	0.46%	0.46%	0.46%	0.46%
Net investment income (loss)	0.75%	0.77%	0.90%	0.95%	0.45%
Portfolio turnover rate(e)	95%	102%	77%	22%	29%

PSF PGIM Jennison Blend Portfolio Class II
	Year Ended December 31,
	2025	2024	2023	2022	2021
Per Share Operating Performance(a):
Net Asset Value, beginning of year	$118.47	$94.17	$71.35	$95.64	$79.78
Income (Loss) From Investment Operations:
Net investment income (loss)	0.43	0.40	(0.01)(b)	0.43	0.04
Net realized and unrealized gain (loss) on investment and foreign currency transactions	20.95	23.90	22.83	(24.72)	15.82
Total from investment operations	21.38	24.30	22.82	(24.29)	15.86
Net Asset Value, end of year	$139.85	$118.47	$94.17	$71.35	$95.64
Total Return(c)	18.05%	25.80%	31.98%	(25.40)%	19.88%

Ratios/Supplemental Data:
Net assets, end of year (in millions)	$59.3	$44.6	$39.1	$1.6	$2.3
Average net assets (in millions)	$55.4	$43.3	$4.1	$1.8	$2.2
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	0.86%	0.86%	0.85%	0.86%	0.86%
Expenses before waivers and/or expense reimbursement	0.87%	0.86%	0.85%	0.86%	0.86%
Net investment income (loss)	0.34%	0.37%	(0.01)%	0.55%	0.04%
Portfolio turnover rate(e)	95%	102%	77%	22%	29%

(a)	Calculated based on average shares outstanding during the period.
(b)	The per share amount of net investment income (loss) does not directly correlate to the amounts reported in the Statement of Operations due to class specific expenses.
(c)
Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(d)	Does not include expenses of the underlying funds in which the Portfolio invests.
(e)
The Portfolio's portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Portfolio's portfolio turnover rate may be higher.

PSF PGIM Jennison Blend Portfolio Class III
	Year Ended December 31,				April 26, 2021 (a) through December 31, 2021
	2025	2024	2023	2022
Per Share Operating Performance(b):
Net Asset Value, beginning of period	$121.85	$96.71	$73.16	$97.92	$87.74
Income (Loss) From Investment Operations:
Net investment income (loss)	0.59	0.59	0.52	0.58	0.12
Net realized and unrealized gain (loss) on investment and foreign currency transactions	21.62	24.55	23.03	(25.34)	10.06
Total from investment operations	22.21	25.14	23.55	(24.76)	10.18
Net Asset Value, end of period	$144.06	$121.85	$96.71	$73.16	$97.92
Total Return(c)	18.23%	26.00%	32.19%	(25.29)%	11.60%

Ratios/Supplemental Data:
Net assets, end of period (in millions)	$26.2	$3.6	$2.7	$0.9	$0.6
Average net assets (in millions)	$19.1	$3.4	$1.4	$0.8	$0.2
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	0.71%	0.71%	0.71%	0.71%	0.70%(e)
Expenses before waivers and/or expense reimbursement	0.72%	0.71%	0.71%	0.71%	0.70%(e)
Net investment income (loss)	0.44%	0.52%	0.61%	0.74%	0.18%(e)
Portfolio turnover rate(f)	95%	102%	77%	22%	29%

(a)	Commencement of offering.
(b)	Calculated based on average shares outstanding during the period.
(c)
Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(d)	Does not include expenses of the underlying funds in which the Portfolio invests.
(e)	Annualized, with the exception of certain non-recurring expenses.
(f)
The Portfolio's portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Portfolio's portfolio turnover rate may be higher.

PSF PGIM Jennison Value Portfolio Class I
	Year Ended December 31,
	2025	2024	2023	2022	2021
Per Share Operating Performance(a):
Net Asset Value, beginning of year	$61.15	$50.55	$43.88	$47.64	$37.28
Income (Loss) From Investment Operations:
Net investment income (loss)	1.06	1.03	0.85	0.74	0.61
Net realized and unrealized gain (loss) on investment and foreign currency transactions	9.26	9.57	5.82	(4.50)	9.75
Total from investment operations	10.32	10.60	6.67	(3.76)	10.36
Net Asset Value, end of year	$71.47	$61.15	$50.55	$43.88	$47.64
Total Return(b)	16.88%	20.97%	15.20%	(7.89)%	27.79%

Ratios/Supplemental Data:
Net assets, end of year (in millions)	$2,031.8	$1,774.0	$1,553.8	$1,431.5	$1,646.0
Average net assets (in millions)	$1,875.3	$1,693.3	$1,451.0	$1,479.3	$1,543.8
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	0.43%	0.42%	0.42%	0.42%	0.42%
Expenses before waivers and/or expense reimbursement	0.43%	0.42%	0.42%	0.42%	0.42%
Net investment income (loss)	1.64%	1.80%	1.85%	1.68%	1.40%
Portfolio turnover rate(d)	38%	23%	33%	23%	17%

PSF PGIM Jennison Value Portfolio Class II
	Year Ended December 31,
	2025	2024	2023	2022	2021
Per Share Operating Performance(a):
Net Asset Value, beginning of year	$58.70	$48.72	$42.46	$46.28	$36.36
Income (Loss) From Investment Operations:
Net investment income (loss)	0.77	0.77	0.64	0.55	0.42
Net realized and unrealized gain (loss) on investment and foreign currency transactions	8.86	9.21	5.62	(4.37)	9.50
Total from investment operations	9.63	9.98	6.26	(3.82)	9.92
Net Asset Value, end of year	$68.33	$58.70	$48.72	$42.46	$46.28
Total Return(b)	16.41%	20.48%	14.74%	(8.25)%	27.28%

Ratios/Supplemental Data:
Net assets, end of year (in millions)	$12.3	$11.7	$10.0	$9.2	$10.7
Average net assets (in millions)	$11.7	$11.1	$9.4	$9.5	$10.1
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	0.83%	0.82%	0.82%	0.82%	0.82%
Expenses before waivers and/or expense reimbursement	0.83%	0.82%	0.82%	0.82%	0.82%
Net investment income (loss)	1.24%	1.40%	1.45%	1.28%	1.00%
Portfolio turnover rate(d)	38%	23%	33%	23%	17%

(a)	Calculated based on average shares outstanding during the period.
(b)
Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(c)	Does not include expenses of the underlying funds in which the Portfolio invests.
(d)
The Portfolio's portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Portfolio's portfolio turnover rate may be higher.

PSF PGIM Jennison Value Portfolio Class III
	Year Ended December 31,				April 26, 2021 (a) through December 31, 2021
	2025	2024	2023	2022
Per Share Operating Performance(b):
Net Asset Value, beginning of period	$60.59	$50.22	$43.70	$47.56	$42.77
Income (Loss) From Investment Operations:
Net investment income (loss)	0.88	0.87	0.72	0.62	0.29
Net realized and unrealized gain (loss) on investment and foreign currency transactions	9.17	9.50	5.80	(4.48)	4.50
Total from investment operations	10.05	10.37	6.52	(3.86)	4.79
Net Asset Value, end of period	$70.64	$60.59	$50.22	$43.70	$47.56
Total Return(c)	16.59%	20.65%	14.92%	(8.12)%	11.20%

Ratios/Supplemental Data:
Net assets, end of period (in millions)	$8.5	$5.4	$3.4	$2.6	$1.0
Average net assets (in millions)	$6.9	$4.1	$2.6	$1.7	$0.4
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	0.68%	0.67%	0.67%	0.67%	0.66%(e)
Expenses before waivers and/or expense reimbursement	0.68%	0.67%	0.67%	0.67%	0.66%(e)
Net investment income (loss)	1.37%	1.53%	1.58%	1.41%	0.92%(e)
Portfolio turnover rate(f)	38%	23%	33%	23%	17%

(a)	Commencement of offering.
(b)	Calculated based on average shares outstanding during the period.
(c)
Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(d)	Does not include expenses of the underlying funds in which the Portfolio invests.
(e)	Annualized, with the exception of certain non-recurring expenses.
(f)
The Portfolio's portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Portfolio's portfolio turnover rate may be higher.

PSF PGIM Total Return Bond Portfolio Class I
	Year Ended December 31,
	2025	2024	2023	2022	2021
Per Share Operating Performance(a):
Net Asset Value, beginning of year	$14.74	$14.31	$13.33	$15.66	$15.78
Income (Loss) From Investment Operations:
Net investment income (loss)	0.75	0.73	0.64	0.45	0.40
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.40	(0.30)	0.34	(2.78)	(0.52)
Total from investment operations	1.15	0.43	0.98	(2.33)	(0.12)
Net Asset Value, end of year	$15.89	$14.74	$14.31	$13.33	$15.66
Total Return(b)	7.80%	3.00%	7.27%	(14.81)%	(0.76)%

Ratios/Supplemental Data:
Net assets, end of year (in millions)	$2,432	$2,252	$1,398	$1,085	$1,298
Average net assets (in millions)	$2,388	$1,690	$1,279	$1,155	$1,292
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	0.43%	0.43%	0.43%	0.43%	0.42%
Expenses before waivers and/or expense reimbursement	0.43%	0.43%	0.43%	0.43%	0.42%
Net investment income (loss)	4.90%	5.02%	4.68%	3.25%	2.55%
Portfolio turnover rate(d)(e)	96%	111%	224%	182%	49%

(a)	Calculated based on average shares outstanding during the period.
(b)
Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(c)	Does not include expenses of the underlying funds in which the Portfolio invests.
(d)
The Portfolio's portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Portfolio's portfolio turnover rate may be higher.

(e)	The Portfolio accounts for mortgage dollar roll transactions as purchases and sales which, as a result, can increase its portfolio turnover rate.

PSF PGIM Total Return Bond Portfolio Class III
	Year Ended December 31,				April 26, 2021 (a) through December 31, 2021
	2025	2024	2023	2022
Per Share Operating Performance(b):
Net Asset Value, beginning of period	$14.60	$14.22	$13.28	$15.64	$15.35
Income (Loss) From Investment Operations:
Net investment income (loss)	0.71	0.69	0.60	0.43	0.24
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.39	(0.31)	0.34	(2.79)	0.05 (c)
Total from investment operations	1.10	0.38	0.94	(2.36)	0.29
Net Asset Value, end of period	$15.70	$14.60	$14.22	$13.28	$15.64
Total Return(d)	7.53%	2.67%	7.08%	(15.09)%	1.89%

Ratios/Supplemental Data:
Net assets, end of period (in millions)	$29	$19	$13	$9	$5
Average net assets (in millions)	$24	$16	$11	$8	$2
Ratios to average net assets(e):
Expenses after waivers and/or expense reimbursement	0.68%	0.68%	0.68%	0.68%	0.66%(f)
Expenses before waivers and/or expense reimbursement	0.68%	0.68%	0.68%	0.68%	0.66%(f)
Net investment income (loss)	4.64%	4.76%	4.43%	3.08%	2.24%(f)
Portfolio turnover rate(g)(h)	96%	111%	224%	182%	49%

(a)	Commencement of offering.
(b)	Calculated based on average shares outstanding during the period.
(c)
The per share amount of realized and unrealized gain (loss) on investments does not directly correlate to the amounts reported in the Statement of Operations due to the timing of portfolio share transactions in relation to fluctuating market values.

(d)
Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(e)	Does not include expenses of the underlying funds in which the Portfolio invests.
(f)	Annualized, with the exception of certain non-recurring expenses.
(g)
The Portfolio's portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Portfolio's portfolio turnover rate may be higher.

(h)	The Portfolio accounts for mortgage dollar roll transactions as purchases and sales which, as a result, can increase its portfolio turnover rate.

GLOSSARY: PORTFOLIO INDEXES
Bloomberg US Aggregate Bond Index. The Bloomberg US Aggregate Bond Index is an unmanaged, market-value weighted index comprised of taxable US investment grade, fixed rate bond market securities, including government, government agency, corporate, asset-backed, and mortgage-backed securities between one and 10 years. These returns do not include the effect of any operating expenses of a mutual fund or taxes payable by investors and would be lower if they included these effects.
MSCI World Index (GD). The MSCI World Index is a weighted index comprised of approximately 1,500 companies listed on the stock exchanges of the US, Europe, Australasia and the Far East hedged back to the US Dollar. The GD (gross dividends) version of the MSCI World Index does not reflect the impact of withholding taxes on reinvested dividends and generally reflects higher returns. These returns do not include the effect of any operating expenses of a mutual fund or taxes payable by investors and would be lower if they included these effects.
Russell 1000 Index. The Russell 1000 Index is an unmanaged index that consists of the 1,000 largest securities in the Russell 3000 Index. These returns do not include the effect of any operating expenses of a mutual fund or taxes payable by investors and would be lower if they included these effects.
Russell 1000 Value Index. The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. These returns do not include the effect of any operating expenses of a mutual fund or taxes payable by investors and would be lower if they included these effects.
S&P 500 Index*. The S&P 500 Index is an unmanaged index of over 500 stocks of large US public companies. It gives a broad look at how stock prices in the United States have performed. These returns do not include the effect of any operating expenses of a mutual fund or taxes payable by investors and would be lower if they included these effects.
* Each of the S&P 500 Index and S&P SmallCap 600 Index (collectively, the Index) is a product of S&P Dow Jones Indices LLC (SPDJI), and has been licensed for use by PGIM Quantitative Solutions LLC, Prudential Trust Company, The Prudential Insurance Company of America, Prudential Retirement Insurance and Annuity Company, PGIM, Inc., PGIM Limited and/or their affiliates (collectively, Licensee). Standard & Poor’s®, S&P® and S&P 500® are registered trademarks of Standard & Poor’s Financial Services LLC (S&P); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (Dow Jones); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by Licensee. Licensee’s product(s) are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, any of their respective affiliates (collectively, S&P Dow Jones Indices). S&P Dow Jones Indices makes no representation or warranty, express or implied, to the owners of the Licensee’s product(s) or any member of the public regarding the advisability of investing in securities generally or in Licensee’s product(s) particularly or the ability of the Index to track general market performance. S&P Dow Jones Indices’ only relationship to Licensee with respect to the Index is the licensing of the Index and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices or its licensors. The Index is determined, composed and calculated by S&P Dow Jones Indices without regard to Licensee or the Licensee’s product(s). S&P Dow Jones Indices have no obligation to take the needs of Licensee or the owners of Licensee’s product(s) into consideration in determining, composing or calculating the Index. S&P Dow Jones Indices is not responsible for and has not participated in the determination of the prices, and amount of Licensee’s product(s) or the timing of the issuance or sale of Licensee’s product(s) or in the determination or calculation of the equation by which Licensee’s product(s) is to be converted into cash, surrendered or redeemed, as the case may be. S&P Dow Jones Indices has no obligation or liability in connection with the administration, marketing or trading of Licensee’s product(s). There is no assurance that investment products based on the Index will accurately track index performance or provide positive investment returns. S&P Dow Jones Indices LLC is not an investment advisor. Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice. Notwithstanding the foregoing, CME Group Inc. and its affiliates may independently issue and/or sponsor financial products unrelated to Licensee’s product(s) currently being issued by Licensee, but which may be similar to and competitive with Licensee’s product(s). In addition, CME Group Inc. and its affiliates may trade financial products which are linked to the performance of the Index.
S&P DOW JONES INDICES DOES NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE INDEX OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE LICENSEE’S PRODUCT(S), OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND LICENSEE, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.

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INVESTOR INFORMATION SERVICES:
Shareholder inquiries should be made by calling 1-800-346-3778 or by writing to The Prudential Series Fund at 655 Broad Street, Newark, New Jersey 07102. Additional information about the Portfolios is included in a Statement of Additional Information, which is incorporated by reference into this Prospectus. Additional information about the Portfolios' investments is available in the annual and semi-annual reports to holders of variable annuity contracts and variable life insurance policies and in Form N-CSR. In the annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected each Portfolio's performance during its last fiscal year. In Form N-CSR you will find the Portfolio’s annual and semi-annual financial statements. The Statement of Additional Information, financial statements, and additional copies of the annual and semi-annual reports are available without charge by calling the above number. The Statement of Additional Information, financial statements, and the annual and semi-annual reports are also available without charge on the Trust's website at www.prudential.com/variableinsuranceportfolios.
Delivery of Prospectus and Other Documents to Households. To lower costs and eliminate duplicate documents sent to your address, the Trust, in accordance with applicable laws and regulations, may begin mailing only one copy of the Trust 's prospectus, prospectus supplements, annual and semi-annual reports, proxy statements and information statements, or any other required documents to your address even if more than one shareholder lives there. If you have previously consented to have any of these documents delivered to multiple investors at a shared address, as required by law, and you wish to revoke this consent or would otherwise prefer to continue to receive your own copy, you should call the number above, or write to the Trust at the above address. The Trust will begin sending individual copies to you within thirty days of revocation.
The information in the Trust's filings with the SEC (including the Statement of Additional Information) is available from the Commission. Copies of this information may be obtained, upon payment of duplicating fees, by electronic request to publicinfo@sec.gov, by calling the SEC at 1-202-551-8090 or by writing the Public Reference Section of the Commission, Washington, DC 20549-0102. Finally, information about the Trust is available on the EDGAR database on the Commission's internet site at www.sec.gov.
Investment Company File Act No. 811-03623
PSFFUNDPROS